UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

227 W. Monroe Street Suite 3000 Chicago, IL			60606
(Address of principal executive offices)			(Zip code)

Scott R. Plummer Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474

P. Zachary Egan Columbia Acorn Trust 227 West Monroe Street, Suite 3000 Chicago, Illinois 60606

Mary C. Moynihan Perkins Coie LLP 700 13th Street, NW Suite 600 Washington, DC 20005
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 634-9200

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Q4 2014

Columbia Acorn Family of Funds

Class A, B, C, I, R, R4, R5, Y and Z Shares

Managed by Columbia Wanger Asset Management, LLC

Annual Report

December 31, 2014

■  Columbia
Acorn® Fund

■  Columbia
Acorn International®

■  Columbia
Acorn USA®

■  Columbia
Acorn International SelectSM

■  Columbia
Acorn SelectSM

■  Columbia
Thermostat FundSM

■  Columbia
Acorn Emerging Markets FundSM

■  Columbia
Acorn European FundSM

Not FDIC insured • No bank guarantee • May lose value

Columbia Acorn Family of Funds

Net Asset Value Per Share as of 12/31/14

	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Class A	$30.30	$41.68	$29.13	$22.04	$21.03	$14.86	$12.72	$14.34
Class B	$26.53	$40.38	$25.27	$20.69	$18.03	$14.97	N/A	N/A
Class C	$25.92	$40.20	$24.98	$20.54	$17.69	$14.96	$12.65	$14.16
Class I	$32.03	$41.76	$31.19	$22.29	$22.38	N/A	$12.75	$14.33
Class R	N/A	$41.67	N/A	N/A	N/A	N/A	N/A	N/A
Class R4	$32.51	$42.02	$31.70	$22.45	$22.75	$14.74	$12.83	$14.40
Class R5	$32.55	$41.71	$31.71	$22.43	$22.78	$14.75	$12.82	$14.47
Class Y	$32.61	$42.02	$31.80	$22.42	$22.86	$14.74	$12.71	N/A
Class Z	$31.95	$41.73	$31.03	$22.30	$22.28	$14.67	$12.74	$14.34

Class I shares are available only to the Columbia funds, such as Columbia Thermostat Fund, and are not available to individual investors. Class R, R4, R5, Y and Z shares are sold at net asset value and have limited eligibility. Please see the Funds' prospectuses for details. The Columbia Acorn Funds offer multiple share classes, not all necessarily available through all firms, and the share class ratings may vary. Contact us for details.

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust.

A Comment on Trading Volumes

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Funds. This is particularly so because the Funds focus on small- and mid-cap companies that usually have lower trading volumes and often take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate a Fund's exposure to volatile markets. A Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If a Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As a Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

Letter to Shareholders from the
Columbia Acorn Trust Board of Trustees

2014 was a difficult year for actively managed equity portfolios. Although the S&P 500, a common measure of performance for domestic securities, rose 13.7% for the year, only 20% of active U.S. equity fund managers outperformed their benchmarks.1 Commentators offer various theories for this underperformance. Some believe that active managers do best when interest rates are rising, not falling as they have recently. Others argue that "dispersion"—the difference between the best and worst performing stocks—has been low by historical standards, limiting the potential benefits of active management. Finally, few managers anticipated the precipitous drop in the price of oil, and with it the decline in price of the securities of energy related companies.

The domestic Acorn Funds have not been immune to these and other influences. While all the domestic Acorn Funds finished the year in positive territory, they underperformed their benchmarks. The international Acorn Funds faced headwinds too, losing ground for the year and falling short of their benchmarks which turned in negative or uninspiring results for the year. The only benchmark to end in the black was the S&P Emerging Markets Index, which returned 1.19%.

The Board of Trustees monitors the Funds' performance carefully. In the pages that follow, the portfolio managers offer their thoughts and observations about the characteristics and performance of their respective Funds. While remaining faithful to the time-tested investment philosophy of the Acorn Funds, these managers are working hard to reposition the portfolios, where necessary, to seek improved returns. Your Board shares their hope for better results in 2015.

While the portfolio managers continue their efforts to achieve improved performance on your behalf, the Board has been active on other fronts as well. Two new Trustees joined us, Charles Phillips and Thomas Goldstein. They each bring decades of valuable experience and wisdom to the task of overseeing the Acorn Funds and we welcome their contributions. A subject of particular interest to the Board is cyber security. The cyber-attacks on Target, JP Morgan Chase & Co., Sony Corporation and other highly publicized incidents have prompted many financial services organizations to scrutinize closely their defenses to such attacks. The mutual fund industry, fortunately, has not yet been the victim of a large scale, successful cyber-attack. We cannot assure our shareholders that such an attack will not take place in the future, but as a Board we are doing what we can to identify and monitor cyber-security risks to the Funds.

The Acorn Funds have enjoyed a long and distinguished history of serving shareholders. We thank you for your support and continued confidence in that legacy.

Laura Born
Independent Chair, Board of Trustees,
Columbia Acorn Trust

1  Barron's, "Return of the Stockpickers" (January 12, 2015)

Columbia Acorn Family of Funds

Table of Contents

Descriptions of Indexes	1
Share Class Performance	2
Fund Performance vs. Benchmarks	3
2014 Year-End Distributions	4
Squirrel Chatter II: Communications Satellites Past and Present	6
Understanding Your Expenses	9
Columbia Acorn® Fund
In a Nutshell	12
At a Glance	13
Major Portfolio Changes (Unaudited)	28
Statement of Investments	31
Columbia Acorn International®
In a Nutshell	14
At a Glance	15
Major Portfolio Changes (Unaudited)	43
Statement of Investments	45
Portfolio Diversification	54
Columbia Acorn USA®
In a Nutshell	16
At a Glance	17
Major Portfolio Changes (Unaudited)	55
Statement of Investments	57
Columbia Acorn International SelectSM
In a Nutshell	18
At a Glance	19
Major Portfolio Changes (Unaudited)	63
Statement of Investments	64
Portfolio Diversification	68
Columbia Acorn SelectSM
In a Nutshell	20
At a Glance	21
Major Portfolio Changes (Unaudited)	69
Statement of Investments	70
Columbia Thermostat FundSM
In a Nutshell	22
At a Glance	23
Statement of Investments	75
Columbia Acorn Emerging Markets FundSM
In a Nutshell	24
At a Glance	25
Major Portfolio Changes (Unaudited)	77
Statement of Investments	79
Portfolio Diversification	83
Columbia Acorn European FundSM
In a Nutshell	26
At a Glance	27
Major Portfolio Changes (Unaudited)	84
Statement of Investments	86
Portfolio Diversification	90
Columbia Acorn Family of FundsSM
Statements of Assets and Liabilities	92
Statements of Operations	94
Statements of Changes in Net Assets	96
Financial Highlights	102
Notes to Financial Statements	118
Report of Independent Registered Public Accounting Firm	129
Federal Income Tax Information (Unaudited)	130
Board of Trustees and Management	131
Expense Information	137

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's investment manager, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500® Index and the Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Euromoney Smaller European Companies (inc UK) Index is an index of smaller companies in Europe including the UK market. The Euromoney Smaller European Companies Index covers companies of small- and mid-cap market capitalization in Europe's developed markets. The index is rebalanced on a quarterly basis.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper Mid-Cap Core Funds Index, 30 largest mid-cap core funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper; Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index (Net), a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance. The MSCI Emerging Markets Small Cap Index currently consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  S&P MidCap 400® Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B® Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B® Index represents the institutionally investable capital of emerging market countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 20 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  S&P Europe Between $500M and $5B® Index represents the institutionally investable capital of 17 European countries, as determined by S&P, with market caps ranging between $500 million to $5 billion. The index consists of the following European countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap® Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B® Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Columbia Acorn Family of Funds

Share Class Performance Average Annual Total Returns through 12/31/14

	Class A		Class B		Class C		Class I	Class R	Class R4	Class R5	Class Y	Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn® Fund
1 year	0.55%	-5.23%	-0.16%	-4.27%	-0.16%	-0.98%	0.91%	N/A	0.81%	0.89%	0.94%	0.82%
5 years	13.02%	11.69%	12.34%	12.08%	12.18%	12.18%	13.41%	N/A	13.33%	13.37%	13.39%	13.35%
10 years	8.08%	7.44%	7.41%	7.41%	7.25%	7.25%	8.42%	N/A	8.38%	8.40%	8.41%	8.39%
Columbia Acorn International®
1 year	-4.58%	-10.05%	-5.29%	-9.75%	-5.27%	-6.16%	-4.20%	-4.95%	-4.39%	-4.25%	-4.21%	-4.28%
5 years	8.11%	6.84%	7.36%	7.06%	7.31%	7.31%	8.54%	7.76%	8.43%	8.48%	8.50%	8.47%
10 years	8.59%	7.95%	7.87%	7.87%	7.76%	7.76%	8.99%	8.26%	8.94%	8.95%	8.97%	8.95%
Columbia Acorn USA®
1 year	3.35%	-2.58%	2.37%	-1.74%	2.67%	1.85%	3.80%	N/A	3.60%	3.68%	3.76%	3.61%
5 years	13.57%	12.23%	12.75%	12.50%	12.76%	12.76%	14.00%	N/A	13.89%	13.91%	13.94%	13.88%
10 years	7.33%	6.69%	6.59%	6.59%	6.52%	6.52%	7.68%	N/A	7.63%	7.64%	7.65%	7.62%
Columbia Acorn International SelectSM
1 year	-7.06%	-12.39%	-7.71%	-11.77%	-7.80%	-8.61%	-6.72%	N/A	-6.83%	-6.77%	-6.71%	-6.79%
5 years	7.21%	5.95%	6.52%	6.23%	6.37%	6.37%	7.63%	N/A	7.55%	7.58%	7.60%	7.57%
10 years	7.42%	6.78%	6.73%	6.73%	6.57%	6.57%	7.79%	N/A	7.75%	7.77%	7.78%	7.76%
Columbia Acorn SelectSM
1 year	2.17%	-3.70%	1.35%	-2.60%	1.42%	0.63%	2.49%	N/A	2.39%	2.50%	2.53%	2.47%
5 years	10.28%	8.98%	9.54%	9.30%	9.45%	9.45%	10.69%	N/A	10.58%	10.62%	10.64%	10.60%
10 years	7.02%	6.39%	6.31%	6.31%	6.19%	6.19%	7.38%	N/A	7.32%	7.34%	7.35%	7.33%
Columbia Thermostat FundSM
1 year	5.30%	-0.75%	4.83%	-0.17%	4.50%	3.50%	N/A	N/A	5.61%	5.62%	5.68%	5.57%
5 years	9.82%	8.54%	9.28%	9.00%	9.00%	9.00%	N/A	N/A	10.09%	10.11%	10.14%	10.09%
10 years	6.29%	5.66%	5.73%	5.73%	5.49%	5.49%	N/A	N/A	6.55%	6.56%	6.57%	6.55%
Columbia Acorn Emerging Markets FundSM
1 year	-4.28%	-9.81%	N/A	N/A	-5.03%	-5.98%	-4.01%	N/A	-4.03%	-4.02%	-3.95%	-4.12%
Life of Fund	8.00%	6.12%	N/A	N/A	7.22%	7.22%	8.42%	N/A	8.38%	8.39%	8.40%	8.29%
Columbia Acorn European FundSM
1 year	-7.77%	-13.09%	N/A	N/A	-8.44%	-9.35%	-7.49%	N/A	-7.49%	-7.54%	N/A	-7.52%
Life of Fund	12.10%	10.15%	N/A	N/A	11.28%	11.28%	12.43%	N/A	12.41%	12.39%	N/A	12.40%

Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B shares are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C shares are shown with and without the maximum CDSC of 1.00% for the first year after purchase. The Funds' other classes are not subject to sales charges and have limited eligibility. Please see the Funds' prospectuses for details. Performance for different share classes will vary based on differences in sales charges and certain fees associated with each class.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower. Please see Page 137 of this report for information on contractual fee waiver and expense reimbursement agreements in place on December 31, 2014, for Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund and voluntary fee waiver and expense reimbursement arrangements in place for Columbia Acorn International, Columbia Acorn International Select and Columbia Acorn Select.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.922.6769.

The returns shown include the returns of each Fund's Class Z shares, each Fund's oldest share class, in cases where the inception date of the Fund is earlier than the inception date of the particular share class or where a period shown dates to before the inception date of the share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Continued on Page 3.

Fund Performance vs. Benchmarks Class Z Average Annual Total Returns through 12/31/14

Class Z Shares	4th quarter*	1 year	5 years	10 years	Life of Fund
Columbia Acorn® Fund (ACRNX) (6/10/70)	3.88%	0.82%	13.35%	8.39%	14.59%
Russell 2500 Index	6.77%	7.07%	16.36%	8.72%	N/A
S&P 500 Index**	4.93%	13.69%	15.45%	7.67%	11.05%
Russell 2000 Index	9.73%	4.89%	15.55%	7.77%	N/A
Lipper Mid-Cap Growth Funds Index	5.82%	7.91%	14.72%	8.88%	N/A
Columbia Acorn International® (ACINX) (9/23/92)	-2.60%	-4.28%	8.47%	8.95%	10.88%
S&P Global Ex-U.S. Between $500M and $5B Index	-3.48%	-1.76%	7.14%	7.65%	8.31%
S&P Global Ex-U.S. SmallCap Index	-3.31%	-3.11%	7.41%	7.27%	7.76%
MSCI EAFE Index (Net)	-3.57%	-4.90%	5.33%	4.43%	5.97%
Lipper International Small/Mid Growth Funds Index	-2.88%	-5.65%	9.55%	8.27%	N/A
Columbia Acorn USA® (AUSAX) (9/4/96)	7.73%	3.61%	13.88%	7.62%	10.81%
Russell 2000 Index	9.73%	4.89%	15.55%	7.77%	8.69%
Lipper Small-Cap Growth Funds Index	7.82%	1.98%	15.01%	7.38%	7.22%
Columbia Acorn Int'l SelectSM (ACFFX) (11/23/98)	-8.23%	-6.79%	7.57%	7.76%	8.79%
S&P Developed Ex-U.S. Between $2B and $10B Index	-2.45%	-2.10%	7.53%	6.25%	7.41%
MSCI EAFE Index (Net)	-3.57%	-4.90%	5.33%	4.43%	4.15%
Lipper International Small/Mid Growth Funds Index	-2.88%	-5.65%	9.55%	8.27%	10.03%
Columbia Acorn SelectSM (ACTWX) (11/23/98)	2.90%	2.47%	10.60%	7.33%	10.28%
S&P MidCap 400 Index	6.35%	9.77%	16.54%	9.71%	10.61%
S&P 500 Index**	4.93%	13.69%	15.45%	7.67%	5.55%
Lipper Mid-Cap Core Funds Index	5.22%	8.89%	14.87%	8.50%	9.21%
Columbia Thermostat FundSM (COTZX) (9/25/02)	1.78%	5.57%	10.09%	6.55%	7.99%
S&P 500 Index	4.93%	13.69%	15.45%	7.67%	10.02%
Barclays U.S. Aggregate Bond Index	1.79%	5.97%	4.45%	4.71%	4.67%
Lipper Flexible Portfolio Funds Index	0.26%	4.31%	8.80%	6.11%	8.03%
50/50 Blended Benchmark	3.36%	9.85%	10.09%	6.48%	7.60%
Columbia Acorn Emerging Markets FundSM (CEFZX) (8/19/11)	-2.36%	-4.12%	—	—	8.29%
S&P Emerging Markets Between $500M and $5B Index	-3.32%	1.90%	—	—	3.31%
MSCI Emerging Markets Small Cap Index (Net)	-6.02%	1.01%	—	—	1.16%
Lipper Emerging Markets Index	-5.25%	-2.66%	—	—	2.18%
Columbia Acorn European FundSM (CAEZX) (8/19/11)	-0.71%	-7.52%	—	—	12.40%
S&P Europe Between $500M and $5B Index	-1.47%	-5.35%	—	—	13.80%
Euromoney Smaller European Companies (inc UK) Index	-3.42%	-7.67%	—	—	11.72%
Lipper European Region Index	-2.51%	-6.46%	—	—	12.10%

The inception dates for Class A, B and C shares (if offered) are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 10/16/00; Columbia Thermostat Fund, 3/3/03; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception dates for Class I shares are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 9/27/10; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception date for Class R shares for Columbia Acorn International is 8/2/11. The inception date for Class R4, R5 and Y shares (if offered) is as follows: Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 11/8/12, except that Class Y shares of Columbia Acorn Emerging Markets Fund commenced operations on 6/13/13 and Class R4 shares of Columbia Acorn European Fund commenced operations on 6/25/14. The inception date for Class R5 shares of Columbia Acorn International is 8/2/11. The inception date for Class R4 and Y shares of Columbia Acorn International is 11/8/12. The inception date for Class Z shares is as follows: Columbia Acorn Fund, 6/10/70; Columbia Acorn International, 9/23/92; Columbia Acorn USA, 9/4/96; Columbia Acorn International Select and Columbia Acorn Select, 11/23/98; Columbia Thermostat Fund, 9/25/02; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11.

*Not annualized

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500® Index is presented to show performance against a widely recognized market index over the life of the Fund.

Please see Page 1 for a description of the indexes listed above.

Columbia Acorn Family of Funds

2014 Year-End Distributions

The following table details the year-end distributions for the Columbia Acorn Funds. For all Funds except Columbia Thermostat Fund, the record date was December 8, 2014, and the ex-dividend and payable date was December 9, 2014. For Columbia Thermostat Fund, the record date was December 19, 2014, and the ex-dividend and payable date was December 22, 2014.

Fund	Short-term Capital Gain	Long-term Capital Gain	Ordinary Income	Reinvestment Price
Columbia Acorn® Fund
Class A	None	$4.83826	None	$30.00
Class B	None	$4.83826	None	$26.28
Class C	None	$4.83826	None	$25.67
Class I	None	$4.83826	None	$31.70
Class R4	None	$4.83826	None	$32.18
Class R5	None	$4.83826	None	$32.22
Class Y	None	$4.83826	None	$32.28
Class Z	None	$4.83826	None	$31.63
Columbia Acorn International®
Class A	None	$1.80082	$0.53711	$41.74
Class B	None	$1.80082	$0.19085	$40.46
Class C	None	$1.80082	$0.19085	$40.27
Class I	None	$1.80082	$0.70556	$41.81
Class R	None	$1.80082	$0.34527	$41.74
Class R4	None	$1.80082	$0.62602	$42.07
Class R5	None	$1.80082	$0.68685	$41.75
Class Y	None	$1.80082	$0.71024	$42.07
Class Z	None	$1.80082	$0.67281	$41.78
Columbia Acorn USA®
Class A	None	$5.56080	None	$28.65
Class B	None	$5.56080	None	$24.87
Class C	None	$5.56080	None	$24.58
Class I	None	$5.56080	None	$30.67
Class R4	None	$5.56080	None	$31.18
Class R5	None	$5.56080	None	$31.19
Class Y	None	$5.56080	None	$31.27
Class Z	None	$5.56080	None	$30.52
Columbia Acorn International SelectSM
Class A	None	$2.78219	$0.09894	$22.10
Class B	None	$2.78219	$0.00000	$20.76
Class C	None	$2.78219	$0.00000	$20.61
Class I	None	$2.78219	$0.19978	$22.35
Class R4	None	$2.78219	$0.16897	$22.51
Class R5	None	$2.78219	$0.18577	$22.49
Class Y	None	$2.78219	$0.20258	$22.48
Class Z	None	$2.78219	$0.18017	$22.36

Fund	Short-term Capital Gain	Long-term Capital Gain	Ordinary Income	Reinvestment Price
Columbia Acorn SelectSM
Class A	None	$3.74246	None	$20.92
Class B	None	$3.74246	None	$17.94
Class C	None	$3.74246	None	$17.60
Class I	None	$3.74246	None	$22.26
Class R4	None	$3.74246	None	$22.62
Class R5	None	$3.74246	None	$22.65
Class Y	None	$3.74246	None	$22.73
Class Z	None	$3.74246	None	$22.15
Columbia Thermostat FundSM
Class A	$0.09300	$0.05196	$0.27078	$14.86
Class B	$0.09300	$0.05196	$0.19612	$14.97
Class C	$0.09300	$0.05196	$0.15879	$14.96
Class R4	$0.09300	$0.05196	$0.30811	$14.74
Class R5	$0.09300	$0.05196	$0.31110	$14.75
Class Y	$0.09300	$0.05196	$0.31857	$14.73
Class Z	$0.09300	$0.05196	$0.30961	$14.67
Columbia Acorn Emerging Markets FundSM
Class A	None	None	$0.06967	$12.64
Class C	None	None	$0.00000	$12.58
Class I	None	None	$0.11366	$12.67
Class R4	None	None	$0.10700	$12.74
Class R5	None	None	$0.10966	$12.73
Class Y	None	None	$0.11366	$12.62
Class Z	None	None	$0.09900	$12.66
Columbia Acorn European FundSM
Class A	None	None	$0.04887	$14.47
Class C	None	None	$0.00000	$14.30
Class I	None	None	$0.09354	$14.46
Class R4	None	None	$0.08738	$14.53
Class R5	None	None	$0.08430	$14.60
Class Z	None	None	$0.08738	$14.47

Squirrel Chatter II: Communications Satellites Past and Present

The Soviet Union launched Sputnik, mankind's first satellite, in October 1957. This 184-pound satellite was a 23-inch sphere with four antennas. It transmitted a "beep beep" signal over ham radio frequencies accessible by many around the globe, and its surface was polished so it was visible as it orbited the Earth.1 Sputnik was a propaganda tool that woke up the world.

Prior to the launch of Sputnik, satellites had been theorized for a long time. In the 17th century, Sir Isaac Newton developed his theory of gravitation. In it he stated that a projectile launched at the correct angle at a speed of 17,000 miles per hour would orbit the Earth.2 In 1945, science fiction writer Arthur C. Clarke introduced the concept of geostationary orbit: a satellite orbiting above the Earth's equator at an altitude of about 22,200 miles elevation would remain over the same position, appearing stationary to people on Earth. Clarke thought that within 50 years, there could be three equally spaced geostationary satellites communicating to virtually the whole planet.3

The United States launched its first satellite, Explorer 1, in January 1958. This satellite discovered the Van Allen radiation belts around Earth. In December 1958, the United States launched its first communications satellite, SCORE, which broadcast a tape-recorded holiday message from President Eisenhower.4

Many experiments and innovations in satellites followed. Perhaps the oddest was Echo-1, which inflated into a 100-foot diameter sphere coated in aluminum, enabling it to reflect radio waves.5 This passive communications satellite reflected about one ten-millionth of originating signal sent toward it.6

Telstar-1, launched in 1962, provided the first live TV broadcast from space, as well as the first phone conversation transmitted by satellite. Rather than being a passive reflector like Echo-1, Telstar-1 had an active transponder that received, amplified and re-sent signals. It could communicate a total of one black and white TV channel along with 600 telephone conversations.7

The first satellites achieved low or medium Earth orbits, far below Arthur C. Clarke's geostationary orbit, and transmitted at low power. As a result, ground antennas needed to be huge, initially 100 feet wide,8 and had to rotate in order to remain pointed at a moving satellite.9 Furthermore, such satellites are in view of the ground antennas for short periods of time; a low Earth orbit satellite 500 miles up is in touch for 12 minutes per orbit, while a medium Earth satellite 5,000 miles up is in view for 30 minutes.10

The first successful geostationary communications satellite, Syncom 3, launched in August 196411 and was stationed over the Pacific Ocean.12 As planned, it remained in constant contact with fixed-position Earth stations within its coverage area. Also, since geostationary satellites are rarely in Earth's shadow, it was primarily powered by solar cells.13 But with a transmitter output of two watts,14 large Earth stations were needed to communicate with it. Other geostationary satellites followed shortly thereafter. In July 1969, Intelsat, a leading provider of satellite services worldwide, had three geostationary satellites covering nearly the entire Earth, fulfilling Clarke's concept some 25 years earlier than he had imagined.

Early communications satellites, continuing to transmit just one TV channel each,15 enabled much of the world to witness milestone events, which in turn drove demand for more communications satellites. Syncom satellites carried the 1964 Tokyo Olympics, while Intelsat allowed much of the world to witness Neil Armstrong walking on the moon.16 Nearly a billion people worldwide watched the 1972 Summer Olympics held in Munich, Germany.

Additional and more powerful communications satellites were launched shortly thereafter, along with improved and less expensive 16- to 33-foot ground antennas. New businesses were created and existing business models were altered. WESTAR I launched in April 1974 and provided fledgling cable TV programmer Home Box Office the opportunity to broadcast live Muhammad Ali's "Thrilla in Manila" fight in 1975.

When entrepreneur Ted Turner learned that he could broadcast his Atlanta WTCG TV station via satellite everywhere in the country, he signed a million-dollar-a-year contract to do so, and in 1976 reached homes in over 27 states via local cable television (CATV) systems.17 Turner subsequently launched CNN in 1980, creating the first

24-hour news channel. Numerous other CATV channels followed. Satellites enabled cable TV operators to offer additional content, which eventually ended the dominance of the three major U.S. television networks.

As demand for satellite communications rose, the International Telecommunications Union awarded additional radio bandwidth and orbital slots to industry participants. Current communications satellites have far better circuitry, software and solar power, along with innovations such as spot beams, data compression algorithms and fuel-saving electrical propulsion systems. Rather than being simple "bent pipe" mechanisms receiving and transmitting the same signal, today's satellites enhance signals and allocate bandwidth more efficiently.

New satellites continue to be larger, and are broadcasting at higher power and at higher frequencies. Early "C-band" satellite TV signals were transmitted at 10 to 17 watts, while current "Ku-band" satellite TV signals are transmitted at 100 to 200 watts.18 Higher power and higher frequencies, coupled with improved electronics, facilitate still smaller and cheaper ground station equipment. Neiman Marcus offered a 20-foot satellite TV dish in 1979 for $36,500,19 capable of receiving only HBO; today, direct-to-home receivers cost below $100 and can receive hundreds of channels using dishes as small as 18 inches across.20

Satellite technology has extended beyond broadcasting TV signals. The Global Positioning System (GPS) was introduced by the U.S. military in 1978, currently consists of 24 satellites in orbit,21 and has been made available for civilian use.22 These satellites transmit precise time signals along with their exact positions. A GPS receiver measures the range from three or four satellites and uses simultaneous equations to calculate its position. Vehicle and handheld GPS navigation systems combine position information with map data, and then provide locations and directions to users. It seems that the smallest satellite receivers may currently be GPS wristwatches!

Internet connection for fixed locations in densely populated areas is dominated by cable, telephone and cell phone service providers. Satellite data cannot compete economically with these technologies, where they are available. However, satellites provide data and Internet access elsewhere, in remote areas, on the oceans and in airplanes. These applications have also benefited from improved satellite technology. For example, satellite data speeds have hit 30 megabits per second per aircraft, up 70-fold from prior generation satellite equipment.23

The next generation high-throughput satellites, utilizing even higher power and more frequencies, and providing more spot beams, are launching through 2017. Combined, these satellites will increase bandwidth in the sky by a factor of eight to ten,24 and promise to deliver more data, more quickly, to ever more users.

As much as satellite technology has changed the world, investments in satellite companies have had mixed results. We at Columbia Acorn Funds tended to shy away from start-up satellite companies that needed to make large up-front investments before earning highly uncertain revenues. That bias proved correct long ago when satellite phone provider Iridium filed for bankruptcy shortly after launch, citing initial subscriber counts dramatically lower than expected.

Instead, we opted to invest either downstream from satellite technology or in proven satellite service providers. Long ago, domestic Acorn Funds benefited substantially from investments in cable TV channel companies and, more recently, a company providing mapping data. The Funds currently have investments in a company utilizing GPS signals for engineering and construction, and Columbia Acorn Fund owns shares in a satellite service provider that we believe possesses valuable radio spectrum. Other investments include companies utilizing satellite transmitted data to provide Internet connectivity on airplanes. International Acorn Funds have benefited from satellite service providers possessing visible revenue streams within a more consolidated industry.

Charles P. McQuaid

Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  Virgil S. Labrador and Peter I. Galace, Heavens Fill with Commerce: A Brief History of the Communications Satellite Industry (Sonoma, California, SATNEWS PUBLISHERS, 2005), p. 23.

2  Ibid., p. 15.

3  Ibid., p. 21.

4  Ibid., p. 36.

5  Ibid., p. 39.

6  Steve Ford, The ARRL Satellite Handbook (ARRL, The National Association for Amateur Radio, 2008-2013), appendix B, p. 5.

7  Labrador, op. cit., p. 42.

8  Bruce Elbert, The Satellite Communication Ground Segment and Earth Station Handbook, Second Edition (Norwood, Massachusetts, Artech House, 2014) p. 10.

9  Labrador, op. cit., p. 43.

10  Elbert, op. cit., p. 77.

11  Labrador, op. cit., p. 46.

12  NASA Technical Report, R-252, Syncom Engineering Report, Volume II, By Syncom Projects Office, Goddard Space Flight Center, Greenbelt, Maryland, April 1967, p. 3.

13  Ibid., p. 10.

14  Ibid., p. 8.

15  Labrador, op. cit., p. 115.

16  Ibid., p. 58.

17  Ibid., p. 119.

18  Ibid., p. 133.

19  Ray B. Browne and Pat Browne, The Guide to United States Popular Culture (Madison, Wisconsin, Popular Press 3, 2001), p. 706.

20  Elbert, op. cit., p. 304.

21  Madhavendra Richharia, Mobile Satellite Communications: Principles and Trends, Second Edition (West Sussex, United Kingdom, John Wiley & Sons, Ltd, 2014), p. 30.

22  Ford, op. cit., p. 5-14.

23  First Edition, The Anatomy of Inflight Connectivity: An Inside Look at What it Takes to Bring Connectivity to Aircraft Around the World (Gogo LLC, an aero-communications service provider, 2014) p. 41.

24  Anne Wainscott-Sargent, "Ground Players Tackle Bandwidth Optimization in an HTS World," Via Satellite, January 2015, p. 16.

Understanding Your Expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other Fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class A, B, C, I, R, R4, R5, Y and Z shares of the Funds during the period. The actual and hypothetical information in the tables is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Funds' actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Funds' actual return) and then applies the Funds' actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Funds bear directly, Columbia Thermostat Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column in the "Fund of Funds" table.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn® Fund
Class A	1,000.00	1,000.00	981.20	1,019.76	5.39	5.50	1.08
Class B	1,000.00	1,000.00	977.40	1,016.18	8.92	9.10	1.79
Class C	1,000.00	1,000.00	977.60	1,016.23	8.87	9.05	1.78
Class I	1,000.00	1,000.00	982.90	1,021.63	3.55	3.62	0.71
Class R4	1,000.00	1,000.00	982.30	1,020.87	4.30	4.38	0.86
Class R5	1,000.00	1,000.00	982.90	1,021.37	3.80	3.87	0.76
Class Y	1,000.00	1,000.00	982.90	1,021.68	3.50	3.57	0.70
Class Z	1,000.00	1,000.00	982.30	1,021.22	3.95	4.02	0.79

Understanding Your Expenses, continued

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn International®
Class A	1,000.00	1,000.00	901.60	1,019.00	5.90	6.26	1.23
Class B	1,000.00	1,000.00	898.20	1,015.17	9.52	10.11	1.99
Class C	1,000.00	1,000.00	898.40	1,015.27	9.43	10.01	1.97
Class I	1,000.00	1,000.00	903.50	1,020.92	4.08	4.33	0.85
Class R	1,000.00	1,000.00	899.80	1,016.99	7.81	8.29	1.63
Class R4	1,000.00	1,000.00	902.60	1,019.96	4.99	5.30	1.04
Class R5	1,000.00	1,000.00	903.20	1,020.62	4.37	4.63	0.91
Class Y	1,000.00	1,000.00	903.40	1,020.87	4.13	4.38	0.86
Class Z	1,000.00	1,000.00	903.00	1,020.47	4.51	4.79	0.94
Columbia Acorn USA®
Class A	1,000.00	1,000.00	1,007.60	1,018.45	6.78	6.82	1.34
Class B	1,000.00	1,000.00	1,002.60	1,013.51	11.71	11.77	2.32
Class C	1,000.00	1,000.00	1,004.30	1,015.12	10.10	10.16	2.00
Class I	1,000.00	1,000.00	1,009.70	1,020.77	4.46	4.48	0.88
Class R4	1,000.00	1,000.00	1,008.70	1,019.71	5.52	5.55	1.09
Class R5	1,000.00	1,000.00	1,009.00	1,020.21	5.01	5.04	0.99
Class Y	1,000.00	1,000.00	1,009.60	1,020.47	4.76	4.79	0.94
Class Z	1,000.00	1,000.00	1,008.90	1,019.76	5.47	5.50	1.08
Columbia Acorn International SelectSM
Class A	1,000.00	1,000.00	848.30	1,017.80	6.85	7.48	1.47
Class B	1,000.00	1,000.00	844.90	1,014.42	9.95	10.87	2.14
Class C	1,000.00	1,000.00	844.70	1,013.91	10.42	11.37	2.24
Class I	1,000.00	1,000.00	849.50	1,019.56	5.22	5.70	1.12
Class R4	1,000.00	1,000.00	849.30	1,019.16	5.59	6.11	1.20
Class R5	1,000.00	1,000.00	849.40	1,019.41	5.36	5.85	1.15
Class Y	1,000.00	1,000.00	849.70	1,019.66	5.13	5.60	1.10
Class Z	1,000.00	1,000.00	849.50	1,019.26	5.50	6.01	1.18
Columbia Acorn SelectSM
Class A	1,000.00	1,000.00	1,009.50	1,018.55	6.69	6.72	1.32
Class B	1,000.00	1,000.00	1,005.10	1,014.62	10.61	10.66	2.10
Class C	1,000.00	1,000.00	1,005.70	1,014.92	10.31	10.36	2.04
Class I	1,000.00	1,000.00	1,010.90	1,020.47	4.76	4.79	0.94
Class R4	1,000.00	1,000.00	1,010.40	1,019.66	5.57	5.60	1.10
Class R5	1,000.00	1,000.00	1,011.20	1,020.16	5.07	5.09	1.00
Class Y	1,000.00	1,000.00	1,011.20	1,020.42	4.82	4.84	0.95
Class Z	1,000.00	1,000.00	1,011.00	1,020.01	5.22	5.24	1.03

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Emerging Markets FundSM
Class A	1,000.00	1,000.00	926.80	1,017.39	7.53	7.88	1.55
Class C	1,000.00	1,000.00	923.40	1,013.51	11.25	11.77	2.32
Class I	1,000.00	1,000.00	928.20	1,019.00	5.98	6.26	1.23
Class R4	1,000.00	1,000.00	928.10	1,018.75	6.22	6.51	1.28
Class R5	1,000.00	1,000.00	928.20	1,018.90	6.08	6.36	1.25
Class Y	1,000.00	1,000.00	928.60	1,019.11	5.88	6.16	1.21
Class Z	1,000.00	1,000.00	927.70	1,018.55	6.41	6.72	1.32
Columbia Acorn European FundSM
Class A	1,000.00	1,000.00	901.50	1,016.38	8.39	8.89	1.75
Class C	1,000.00	1,000.00	897.90	1,012.60	11.96	12.68	2.50
Class I	1,000.00	1,000.00	903.10	1,017.80	7.05	7.48	1.47
Class R4	1,000.00	1,000.00	903.20	1,017.64	7.20	7.63	1.50
Class R5	1,000.00	1,000.00	902.80	1,017.54	7.29	7.73	1.52
Class Z	1,000.00	1,000.00	902.80	1,017.64	7.19	7.63	1.50

Fund of Funds—Columbia Thermostat Fund

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund's effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Thermostat FundSM
Class A	1,000.00	1,000.00	1,013.70	1,022.68	2.54	2.55	0.50	5.18	5.20	1.02
Class B	1,000.00	1,000.00	1,011.30	1,020.16	5.07	5.09	1.00	7.71	7.74	1.52
Class C	1,000.00	1,000.00	1,009.50	1,018.90	6.33	6.36	1.25	8.97	9.01	1.77
Class R4	1,000.00	1,000.00	1,014.90	1,023.95	1.27	1.28	0.25	3.91	3.93	0.77
Class R5	1,000.00	1,000.00	1,014.40	1,024.05	1.17	1.17	0.23	3.81	3.83	0.75
Class Y	1,000.00	1,000.00	1,014.90	1,024.30	0.91	0.92	0.18	3.56	3.57	0.70
Class Z	1,000.00	1,000.00	1,014.40	1,024.05	1.17	1.17	0.23	3.81	3.83	0.75

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Except with respect to Columbia Thermostat Fund, expenses do not include any fees and expenses incurred indirectly by a Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

In the case of Columbia Thermostat Fund, effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly by the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds in which it invests using the expense ratio of each class of each underlying fund as of the underlying fund's most recent shareholder report.

Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses for Columbia Acorn International, Columbia Acorn Select, Columbia Thermostat Fund and Columbia Acorn European Fund, account value at the end of the period would have been reduced.

Columbia Acorn® Fund

In a Nutshell

Robert A. Mohn Lead Portfolio Manager	David L. Frank Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Columbia Acorn Fund Class Z shares gained 3.88% in the fourth quarter of 2014, while the Fund's primary benchmark, the Russell 2500 Index, rose 6.77%. For the annual period ended December 31, 2014, the Fund was up 0.82% versus a 7.07% gain for the benchmark. The performance for both periods was impacted by declines in the international portion of the Fund. International stocks in the portfolio fell 17.43% in 2014, while domestic returns were up 2.91%. We have been consciously decreasing the Fund's exposure to international stocks, ending the year with a 4.2% weight in foreign names, down three percentage points from the Fund's weighting at the end of 2013. We anticipate international exposure within the Fund will continue to be reduced going forward.

While energy price declines were a positive for some Fund holdings, they were a negative for many others. The drop in oil prices from $100 to $50 a barrel damaged the Fund's direct energy names, as well as several industrial companies exposed to energy end markets. Our direct energy investments averaged 5.6% of Fund assets for the year, matching the weight of the energy sector in the benchmark. Oil and gas producers Rosetta Resources and SM Energy saw their stocks drop more than 50% for both the quarter and annual period. Chart Industries and Chicago Bridge & Iron both have business tied to liquefied natural gas manufacturing plant construction. Their stocks fell 64% and 49%, respectively, for the year with Chart Industries falling 44% in the fourth quarter and Chicago Bridge & Iron dropping 27%.

For the annual period, losses in several Fund retail stocks were also a drag on performance. Down 43%, home furnishings retailer Pier 1 Imports suffered from weakening same-store sales. We exited this stock in the fourth quarter. Groupon, an online global marketplace for deals, fell 29% for the annual period as its transition away from a deal-of-the-day email blaster significantly increased operating costs. GNC Holdings, a specialty retailer for health and wellness products, ended the year down 19%, as sales disappointed.

Top contributors for the year and the fourth quarter fell largely into two groups. The first was biotech and biotech-related stocks. Synageva BioPharma, a biotech focused on orphan diseases, initiated a new trial for a drug to treat a rare neurological disease called Sanfilippo syndrome. Its stock rose 35% in the fourth quarter and ended the year up 44%. Cepheid, a molecular diagnostics company, saw its installed base of automated genetic testing instruments grow 47% year-over-year. Its stock gained 23% in the fourth quarter and was up 16% for the year. Laboratory equipment manufacturer Mettler-Toledo International's sales growth reached a two-year high, driving fourth quarter gains of 18% and an annual return of 25%.

The second winning group was comprised of companies aided by the drop in energy prices. HEICO, a manufacturer of aircraft replacement parts, benefited as lower oil prices made older aircraft more competitive. HEICO rose 18% in the fourth quarter and ended the year up 13%. Casey's General Stores, an owner/operator of convenience stores and gas stations, benefited from lower gasoline prices, which boosted its fuel margins. For the quarter, its stock gained 26% and rose 30% for the year.

Outside of these groups, the Fund's largest contributor to performance for the year was car rental company Avis Budget Group. Benefiting from improved volume and pricing, its stock gained 21% in the fourth quarter and ended the year up over 63%. tw telecom, a provider of fiber optic telephone and data services, was acquired by Level 3 Communications and left the Fund with a 31% gain for the year.

Due to our high quality, growth strategy and long-term horizon, Columbia Acorn Fund has historically underweighted utilities and most types of REITs, which together constitute about 15% of the Russell 2500 Index. Both sectors offer high dividend yields but their shares face structural impediments to compounding consistently at high rates of return, either from regulation or an inability to retain capital. Unfortunately, our positioning has generally hurt performance in the past few years since dividend paying stocks like these have become popular as bond substitutes in a very low interest rate environment. Going forward, however, we believe that rates cannot move much lower and will likely increase, eliminating the "search for yield" headwind we faced in 2014. We are not deviating from our growth-at-a-reasonable-price philosophy of owning well-managed companies with unique products and a long runway for expansion.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/14

Mettler-Toledo International	2.2%
Cepheid	1.8
Avis Budget Group	1.5
Synageva BioPharma	1.4
HEICO	1.1
Casey's General Stores	0.6
Chicago Bridge & Iron	0.3
Rosetta Resources	0.3
Chart Industries	0.2
SM Energy	0.2
GNC Holdings	0.1
Groupon	0.1

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Columbia Acorn® Fund

At a Glance

Total Net Assets of the Fund:
$15.9 billion

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn® Fund Class Z Shares

June 10, 1970 (Fund inception) through December 31, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception. Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Average Annual Total Returns for period ended December 31, 2014

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (6/10/70 inception)	3.88%	0.82%	13.35%	8.39%	14.59%
Class A (10/16/00 inception)
without sales charge	3.83	0.55	13.02	8.08	14.22
with sales charge	-2.15	-5.23	11.69	7.44	14.07
Russell 2500 Index*	6.77	7.07	16.36	8.72	N/A

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 0.79% for Class Z shares and 1.08% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/ appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/14

Top 10 Holdings

as a percentage of net assets, as of 12/31/14

1.	Ametek Aerospace/Industrial Instruments	2.4%
2.	Mettler-Toledo International Laboratory Equipment	2.2%
3.	Donaldson Industrial Air Filtration	1.9%
4.	SEI Investments Mutual Fund Administration & Investment Management	1.9%
5.	Amphenol Electronic Connectors	1.8%
6.	Cepheid Molecular Diagnostics	1.8%
7.	Avis Budget Group Car Rental Company	1.5%
8.	Nordson Dispensing Systems for Adhesives & Coatings	1.5%
9.	Synageva BioPharma Biotech Focused on Orphan Diseases	1.4%
10.	Ansys Simulation Software for Engineers & Designers	1.3%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International®

In a Nutshell

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes III Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. Please also see "A Comment on Trading Volumes" on the inside front cover of this report.

Columbia Acorn International Class Z shares declined 2.60% in the fourth quarter of 2014, performing better than the Fund's primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B Index, which fell 3.48%. For the full year, the Fund was down 4.28%, lagging the 1.76% decline of the benchmark. For comparison, the large-cap, developed market MSCI EAFE Index (Net) declined 3.57% in the fourth quarter and 4.90% during the year.

After a strong return in 2013, international markets struggled to provide positive U.S. dollar returns due to a number of factors. First and foremost was the strong U.S. dollar against nearly all world currencies. The combination of a recovering U.S. economy and increasing economic and political risk in Eastern Europe and the Middle East sent many investors fleeing to the security of the U.S. dollar. The euro fell over 11% and the British pound fell over 6% to the dollar. In Japan, Abenomics' continued easy money policies helped drive the yen down over 13% versus the dollar. It is not our practice to hedge currency exposures in the Fund in order to express a view on direction. This introduces some volatility to U.S. dollar returns, but we believe it lowers costs in the long term, and also provides shareholders with the benefit of currency diversification when exchange rates move in the other direction.

The second major factor impacting international markets for the year was the rising specter of global deflation, most notably felt in the declining price of most commodities, particularly oil. While oil's dramatic fall in price has triggered debate over whether its cause is U.S.-led supply or declining global growth, there is considerable consensus that slow growth is driving the fall in other commodities, such as iron ore and copper. The flight to safety, as reflected in the roughly 0.85% drop in U.S. Treasury 10-year bond yields, only further reinforces the notion of little inflation in an increasingly hostile world outside the United States. It is notable that the 10-year yield, which has stayed under 2% for most of January 2015, implies a negative real return, assuming the Federal Reserve meets its long-term inflation target of 2%.

For the fourth quarter, top contributions to Fund returns came from a country that is often forgotten in global market discussions: South Africa. This country represented about 2.5% of the Fund's benchmark, but over 5% of Fund assets. Three of the Fund's largest positions—Coronation Fund Managers, Naspers and Rand Merchant Insurance—are based in the country and generated strong returns of 18%, 17% and 14%, respectively, in the quarter. For the full year, these three positions were up 36%, 24% and 38%, respectively, in a market that rose less than 7% in U.S. dollar terms in the benchmark. One factor that these companies all have in common is excellent management that has allowed them to expand overseas into other markets. Coronation Fund Managers is leveraging off a successful domestic operation to expand into the international fund management business, opening up new avenues of growth. While operating a pay-television franchise in sub-Saharan Africa, Naspers generates the bulk of its value from its investment in Hong Kong-based Tencent, an Internet software/mobile application business. Rand Merchant Insurance is growing through its Australian car insurance operations. Finding overlooked gems in often under-covered markets has been a hallmark of the Acorn style and has yielded strong returns in South Africa.

The quarter's largest detractor in absolute terms was not a particular stock but rather the energy sector in its entirety. Oil prices fell from approximately $100 per barrel to about $50 in the quarter. The ramifications for many small- to mid-sized oil service providers are significant as the major oil companies are expected to cancel many exploration and production projects that no longer make economic sense. The Fund's energy positions on average fell 30% in the fourth quarter and over 38% for the full year.

For the year, Macau casino operator Melco Crown Entertainment fell 35% on negative sentiment, as the industry came under greater scrutiny from mainland China. Neopost, a French provider of postage meter machines, declined 22% during the year on poor contract renewals with the French public sector. While 2014 was a disappointing year, both Melco Crown Entertainment and Neopost have been long-term winners for the Fund's shareholders.

As we look ahead to 2015, international markets remain out of favor as market pundits continue to champion U.S. economic growth and currency strength as a reason for keeping more assets stateside than abroad. While no one knows the future direction of markets, as dedicated international investors, we will continue to seek out the best opportunities we can find for shareholders.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/14

Coronation Fund Managers	1.8%
Naspers	1.3
Neopost	1.0
Rand Merchant Insurance	0.9
Melco Crown Entertainment	0.6

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Columbia Acorn International®

At a Glance

Total Net Assets of the Fund:
$7.7 billion

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International® Class Z Shares

September 23, 1992 (Fund inception) through December 31, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2014

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/23/92 inception)	-2.60%	-4.28%	8.47%	8.95%	10.88%
Class A (10/16/00 inception)
without sales charge	-2.69	-4.58	8.11	8.59	10.46
with sales charge	-8.28	-10.05	6.84	7.95	10.16
S&P Global Ex-U.S. Between $500M® and $5B*	-3.48	-1.76	7.14	7.65	8.31

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 0.94% for Class Z shares and 1.29% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/14

Top 10 Holdings

as a percentage of net assets, as of 12/31/14

1.	Coronation Fund Managers (South Africa) South African Fund Manager	1.8%
2.	Naspers (South Africa) Media in Africa, China, Russia & other Emerging Markets	1.3%
3.	CCL Industries (Canada) Global Label Converter	1.2%
4.	WuXi PharmaTech - ADR (China) Contract Research Organization Business in China	1.1%
5.	Zee Entertainment Enterprises (India) Programmer of Pay Television Content	1.0%
6.	Neopost (France) Postage Meter Machines	1.0%
7.	Partners Group (Switzerland) Private Markets Asset Management	1.0%
8.	Amcor (Australia) Global Leader in Flexible & Rigid Packaging	1.0%
9.	Aalberts Industries (Netherlands) Flow Control & Heat Treatment	1.0%
	10. Wirecard (Germany) Online Payment Processing & Risk Management	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn USA®

In a Nutshell

Robert A. Mohn Lead Portfolio Manager	William J. Doyle Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Columbia Acorn USA Class Z shares ended the fourth quarter up 7.73%. This compares to the 9.73% return for the Fund's primary benchmark, the Russell 2000 Index. For the annual period ended December 31, 2014, the Fund was up 3.61% versus a 4.89% gain for the benchmark. One area that hurt Fund relative performance versus the benchmark, especially for the annual period, was the information technology sector. Our weighting in this group was in line with the benchmark, but our technology stocks failed to keep up with the index's tech stocks. The Fund's performance was also impacted by the dramatic decline in energy prices, which hurt the Fund's energy and energy-related stocks.

The biggest detractors for the annual period in the information technology sector were CalAmp and Ultratech. CalAmp, a provider of machine-to-machine communications systems, was down 35% for the year but rebounded a bit in the fourth quarter, gaining 4%. The company's stock declined on disappointing earnings growth. Ultratech, a manufacturer of semiconductor equipment, ended the year down 39%, as orders for its equipment fell below expectations. We opted to sell this position in the fourth quarter.

Turning to top contributors in the fourth quarter and annual period, car rental company Avis Budget Group continued to provide strong performance through year end. The company has benefited from improved volume and pricing within the industry, and its stock ended the year up 63% and the quarter up 21%. Enjoying strong sales growth and interest from investors looking for a yield substitute in a low-rate environment, self-storage facility owner Extra Space Storage gained 44% in 2014 and 15% in the fourth quarter.

Other winners included several health care-related stocks. Synageva BioPharma, a biotech focused on orphan diseases, initiated a new trial for a drug to treat a rare neurological disease called Sanfilippo syndrome. Its stock rose 35% in the fourth quarter and ended the year up 44%. Cepheid, a molecular diagnostics company, saw its installed base of automated genetic testing instruments grow 47% year-over-year. Its stock gained 23% in the fourth quarter and was up 16% for the year. Laboratory equipment manufacturer Mettler-Toledo International's sales growth reached a two-year high, driving fourth quarter gains of 18% and an annual return of 25%. Akorn, a developer, manufacturer and distributor of specialty generic drugs, doubled its revenues over the prior year, aided by an acquisition and drug price increases. Its stock was up 48% for the year but cooled in the fourth quarter, gaining just 0.2%.

In addition to the information technology stocks noted above, the other laggards for the year and quarter were not surprisingly energy related. The Fund's average weight in the energy sector was 4.7% of Fund assets in 2014, slightly below the benchmark weight of 5.4%. The drop in oil prices from $100 to $50 a barrel hurt both oil and gas producers, as well as oil service providers. Four of the energy stocks in Columbia Acorn USA had their stock prices fall about 50% in the fourth quarter, roughly in line with the 50% drop in oil in the second half of 2014.

The U.S. economy increasingly appears to be mending itself and moving in a positive direction. U.S. job growth seems relatively healthier than it has been in the recent past. At year end, the S&P 500 Index, a U.S. large-cap stock index, was up 13.69%, while the small-cap Russell 2000 Index lagged behind, rising 4.89% for the year. We believe both small-cap and large-cap stocks should continue to benefit from a strong U.S. economy. We remain optimistic that a growing U.S. economy and accelerating merger and acquisition activity will create a more positive environment for Columbia Acorn USA's small-cap stocks. As growth-at-a-reasonable-price investors, we remain focused on owning well-managed, niche companies that have room to grow.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/14

Avis Budget Group	3.8%
Extra Space Storage	3.5
Mettler-Toledo International	3.4
Cepheid	2.2
Synageva BioPharma	2.1
Akorn	1.7
CalAmp	0.4

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Columbia Acorn USA®

At a Glance

Total Net Assets of the Fund:
$1.3 billion

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn USA® Class Z Shares

September 4, 1996 (Fund inception) through December 31, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2014

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/4/96 inception)	7.73%	3.61%	13.88%	7.62%	10.81%
Class A (10/16/00 inception)
without sales charge	7.69	3.35	13.57	7.33	10.44
with sales charge	1.50	-2.58	12.23	6.69	10.08
Russell 2000 Index*	9.73	4.89	15.55	7.77	8.69

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 1.07% for Class Z shares and 1.33% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/14

Top 10 Holdings

as a percentage of net assets, as of 12/31/14

1.	Avis Budget Group Car Rental Company	3.8%
2.	Extra Space Storage Self Storage Facilities	3.5%
3.	Mettler-Toledo International Laboratory Equipment	3.4%
4.	Ametek Aerospace/Industrial Instruments	3.0%
5.	Nordson Dispensing Systems for Adhesives & Coatings	2.9%
6.	HEICO FAA-approved Aircraft Replacement Parts	2.5%
7.	Donaldson Industrial Air Filtration	2.4%
8.	IPG Photonics Fiber Lasers	2.3%
9.	Cepheid Molecular Diagnostics	2.2%
10.	Synageva BioPharma Biotech Focused on Orphan Diseases	2.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International SelectSM

In a Nutshell

Christopher J. Olson Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Due to the Fund's concentration in a limited number of stocks, the Fund's portfolio will tend to diverge significantly from benchmark weightings and may therefore pose greater risk and volatility relative to its benchmark, or in comparison to other Columbia Acorn Fund portfolios. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. Please also see "A Comment on Trading Volumes" on the inside front cover of this report.

Columbia Acorn International Select Class Z shares ended the fourth quarter of 2014 down 8.23%. This compares to a 2.45% drop in the Fund's primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B® Index. For the annual period ended December 31, 2014, the Fund was down 6.79% versus a 2.10% decline for its benchmark.

Pummeled by falling oil prices, energy stocks were the biggest detractor from returns for both the quarter and year. The global oil market has been thrown into severe turmoil on concerns about excess supply while, at the same time, demand is weak due to slowing global growth. Canadian oil and gas producer Baytex and U.S.-listed Denbury Resources, an oil producer using Co2 injection, both fell 58% for the year and dropped 56% and 47%, respectively, in the fourth quarter. We opted to sell the Fund's position in Denbury Resources in the quarter.

The Fund's overweight position in materials stocks continued to be a drag on returns. Brazilian gold miner Beadell Resources dropped 49% in the fourth quarter and ended the year down 75%. Falling gold prices and poor weather hampered its mining operations. Tahoe Resources, a silver miner operating in Guatemala, fell 32% in the quarter and 16% for the year as silver prices dropped along with most other commodities and the Guatemalan government doubled its royalty take. Canadian gold miner Goldcorp ended the year down 13% and fell 19% in the fourth quarter, also on a drop in commodity prices.

Up 47%, Canada's CCL Industries, a global label converter, was the top contributor to gains for the year and was also strong in the fourth quarter, gaining 9%. The company made a well-timed and well-priced acquisition that drove strong performance throughout the year. CJ Corp, a holding company of Korean consumer conglomerates, had an annual gain of 27% but cooled in the fourth quarter, falling 15%. The market looked favorably on company moves to lower operating costs to drive up margins, but the stock gave back some of its gains in the fourth quarter. In Japan, auto parts manufacturer NGK Spark Plug ended the annual period up 31% and the fourth quarter up 4%, benefiting from strong earnings growth in 2014 assisted by a weaker yen. Naspers, a provider of media to emerging markets, was the top contributor to gains in the fourth quarter, returning 18%, and ended the year with a 25% return. Chinese Internet company Tencent is Naspers' primary investment and it continued to report robust revenue and earnings gains.

The Fund's overweight position in financials versus its benchmark was a positive for the year and quarter. Coronation Fund Managers, a South African fund manager, ended the year up 34% and gained 18% in the fourth quarter. Coronation's strong fund inflows from retail and international investors drove continued growth in assets under management and net fees. Ascendas REIT, an industrial property landlord in Singapore, gained 9% in 2014 and finished the fourth quarter up 5% on steady results and the continued search, on the part of investors, for yield. Partners Group, a Swiss private markets asset manager, was up roughly 11% for the quarter and year. The company continued to report robust increases in assets under management.

International equity and currency markets have seen their share of volatility over the past several years, a trend that is likely to continue given uncertain global growth, government intervention and ongoing geopolitical concerns. We, however, remain consistent in our search for strong, underappreciated businesses that can operate successfully in and through such environments.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/14

Ascendas REIT	5.6%
CCL Industries	3.3
Tahoe Resources	3.2
NGK Spark Plug	3.2
Partners Group	3.1
Baytex	2.4
Goldcorp	2.2
Naspers	2.1
CJ Corp	2.1
Coronation Fund Managers	1.5
Beadell Resources	0.9

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Columbia Acorn International SelectSM

At a Glance

Total Net Assets of the Fund:
$252.9 million

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International SelectSM Class Z Shares

November 23, 1998 (Fund inception) through December 31, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2014

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	-8.23%	-6.79%	7.57%	7.76%	8.79%
Class A (10/16/00 inception)
without sales charge	-8.27	-7.06	7.21	7.42	8.44
with sales charge	-13.56	-12.39	5.95	6.78	8.04
S&P Developed Ex-U.S. Between $2B and $10B® Index*	-2.45	-2.10	7.53	6.25	7.41

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 1.21% for Class Z shares and 1.49% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/14

Top 10 Holdings

as a percentage of net assets, as of 12/31/14

1.	Ascendas REIT (Singapore) Industrial Property Landlord	5.6%
2.	Singapore Exchange (Singapore) Singapore Equity & Derivatives Market Operator	4.7%
3.	Challenger Financial (Australia) Annuity Provider in Australia	4.5%
4.	Babcock International (United Kingdom) Public Sector Outsourcer	3.6%
5.	CCL Industries (Canada) Global Label Converter	3.3%
6.	Tahoe Resources (Guatemala) Silver Project in Guatemala	3.2%
7.	NGK Spark Plug (Japan) Automobile Parts	3.2%
8.	Swedish Match (Sweden) Swedish Snus	3.1%
9.	Partners Group (Switzerland) Private Markets Asset Management	3.1%
10.	KDDI (Japan) Mobile & Fixed Line Communication Service Provider in Japan	3.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn SelectSM

In a Nutshell

Robert A. Chalupnik Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Columbia Acorn Select Class Z shares ended the fourth quarter of 2014 up 2.90%, falling short of the 6.35% gain of the Fund's primary benchmark, the S&P MidCap 400 Index. For the annual period ended December 31, 2014, the Fund gained 2.47% versus a 9.77% gain for the benchmark.

Energy holdings were the largest detractor from performance for both periods. Our energy strategy includes holding a basket of small exploration and production companies, many of which have operations outside of the United States in areas that the large-cap energy companies have mostly ignored. Unfortunately, the recent decline in oil prices caused investors to flee this space and the Fund's energy holdings were hit particularly hard. Fund energy stocks and energy-exposed industrial holdings accounted for over half the Fund's underperformance in both the fourth quarter and the year.

Looking at what helped in both the quarter and annual period, Mettler-Toledo International, a manufacturer of laboratory equipment, rose 18% in the quarter and ended the year up 25%. The company enjoyed accelerated growth in both laboratory and industrial products due to market share gains. Management also raised 2014 guidance and provided a solid outlook for 2015. Cepheid, a molecular diagnostics company, saw its installed base of automated genetic testing instruments grow 47% year-over-year. Its stock gained 23% in the fourth quarter and was up 16% for the year. Pall, a provider of life science, water and industrial filtration equipment, was up 21% in the quarter and 20% for the year. Pall enjoyed growth in both its life science and industrial segments. Improved margins have also fueled strong earnings growth.

As noted above, the Fund's underperformers were largely energy names or industrials with significant exposure to the energy sector. The Fund's energy investments averaged 5.6% of Fund assets for the year, in line with the 5.3% energy weight of the benchmark. Canacol, an oil producer in South America, saw its stock drop 55% in the fourth quarter and 68% for the year. Quanta Services provides electrical transmission and pipeline contracting services and is classified as an industrial company. However, nearly 30% of its revenues come from oil and gas pipeline construction projects so its stock fell with energy prices, declining 22% in the fourth quarter and 10% for the year.

During the fourth quarter, we sold out of three stocks and added three new names to the portfolio. Budget hotel brand Choice Hotels was sold when its stock met our price target. We also exited the Fund's positions in oil and gas producers Clayton Williams and Antero Resources to swap into Core Labs, an oil and gas reservoir consulting company. The other two new names are biotech-related companies. VWR is a distributor of lab supplies with leading market share in Europe and a number two market-share position in the United States. We believe the company should benefit from accelerating spending by well-funded biopharmaceutical companies. Intercept Pharmaceuticals is a biotech firm developing drugs for several diseases. In public clinical trials, its lead drug, OCA, has shown strong efficacy in a liver disease known as NASH, which has no approved treatment.

At the writing of this report, oil prices were just below $50 per barrel versus the $100 mark where they hovered for most of the past five years. Certainly the additional supply of oil from U.S. shale formations is a major contributor to the price decline, but weaker economies in Europe and China are also a factor. Fortunately, the U.S. economy continues to be relatively strong. We remain bullish on the prospects for U.S. mid-cap companies.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/14

Mettler-Toledo International	3.8%
Pall	2.7
Cepheid	2.6
Quanta Services	2.2
VWR	1.3
Canacol	0.5
Core Labs	0.5
Intercept Pharmaceuticals	0.4

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Columbia Acorn SelectSM

At a Glance

Total Net Assets of the Fund:
$666.5 million

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn SelectSM Class Z Shares

November 23, 1998 (Fund inception) through December 31, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2014

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	2.90%	2.47%	10.60%	7.33%	10.28%
Class A (10/16/00 inception)
without sales charge	2.79	2.17	10.28	7.02	9.93
with sales charge	-3.12	-3.70	8.98	6.39	9.53
S&P MidCap 400® Index*	6.35	9.77	16.54	9.71	10.61

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 1.03% for Class Z shares and 1.31% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/14

Top 10 Holdings

as a percentage of net assets, as of 12/31/14

1.	Ametek Aerospace/Industrial Instruments	6.2%
2.	Donaldson Industrial Air Filtration	4.4%
3.	Amphenol Electronic Connectors	4.3%
4.	WNS - ADR (India) Offshore Business Process Outsourcing Services	3.9%
5.	Mettler-Toledo International Laboratory Equipment	3.8%
6.	SEI Investments Mutual Fund Administration & Investment Management	3.7%
7.	F5 Network Internet Traffic Management Equipment	3.7%
8.	LKQ Alternative Auto Parts Distribution	3.3%
9.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	3.3%
10.	Nordson Dispensing Systems for Adhesives & Coatings	3.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Thermostat FundSM

In a Nutshell

Charles P. McQuaid Lead Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund Class Z shares ended the fourth quarter of 2014 up 1.78%. This compares to a 4.93% quarterly gain of the Fund's primary equity benchmark, the S&P 500 Index. The Fund's primary debt benchmark, the Barclays U.S. Aggregate Bond Index, rose 1.79% in the quarter, and the 50/50 Blended Benchmark gained 3.36% for the same period. For the annual period, the Fund gained 5.57%, while the S&P 500 rose 13.69%, the Barclays U.S. Aggregate Bond Index rose 5.97% and the 50/50 Blended Benchmark gained 9.85%.

The weighted average gain for the Fund's equity portfolio was 2.93% for the fourth quarter and 6.40% for the annual period. Columbia Large Cap Enhanced Core Fund led gains for both periods, rising 5.25% in the fourth quarter and ending the year up 15.41%.

The bond portion of the Fund had a weighted average gain of 0.78% for the fourth quarter and rose 3.64% for the annual period. Columbia U.S. Government Mortgage Fund outperformed during the fourth quarter, increasing 2.15%, and rose 3.41% from May 1, 2014, when it was added to the Fund, through the end of the year.

Fund performance fell below the benchmarks for both the fourth quarter and the year. This was disappointing as our goal for Columbia Thermostat Fund is to provide performance that falls between its bond and equity benchmarks. This lag can be attributed largely to the Fund's relatively conservative bond investments, which are intended to serve as cash substitutes. Within the equities, domestic large-cap stocks outperformed, and Columbia Thermostat's smaller cap and foreign exposure hurt performance somewhat. We believe the Fund's smaller cap and foreign exposure should serve shareholders well over the long term.

The Fund hit four reallocation triggers in the fourth quarter. The Fund's equity exposure was increased twice in October, reduced in November and increased again in December. The Fund's allocation in November fell to its minimum 10% after the S&P 500 surpassed the 2,020 level, and then increased to 15% in December as the market fell. As of the writing of this report, stock market volatility has increased. Columbia Thermostat Fund is poised to buy equities should the stock market decline.

Results of the Funds Owned in Columbia Thermostat Fund

as of December 31, 2014

Stock Funds

Fund	Weightings in category	4th quarter	1 year
Columbia Acorn International, Class I	20%	-2.59%	-4.20%
Columbia Dividend Income Fund, Class I	20%	4.66%	12.94%
Columbia Acorn Fund, Class I	15%	3.91%	0.91%
Columbia Contrarian Core Fund, Class I	15%	4.73%	13.12%
Columbia Acorn Select, Class I	10%	2.88%	2.49%
Columbia Large Cap Enhanced Core Fund, Class I	10%	5.25%	15.41%
Columbia Select Large Cap Growth Fund, Class I	10%	4.26%	8.68%
Weighted Average Equity Gain/Loss	100%	2.93%	6.40%

Bond Funds

Fund	Weightings in category	4th quarter	1 year
Columbia Short Term Bond Fund, Class I	40%	0.13%	0.97%
Columbia Intermediate Bond Fund, Class I	25%	0.95%	5.57%
Columbia Income Opportunities Fund, Class I	20%	0.85%	4.15%
Columbia U.S. Government Mortgage Fund, Class I	15%	2.15%	5.92%
Weighted Average Income Gain/Loss	100%	0.78%	3.64%

Columbia Thermostat Fund Rebalancing in the Fourth Quarter

October 3, 2014	20% stocks, 80% bonds
October 14, 2014	25% stocks, 75% bonds
November 14, 2014	10% stocks, 90% bonds
December 15, 2014	15% stocks, 85% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the investment manager's decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return.

The Fund's investments in the underlying funds may also present certain risks, including the following. Investments made by underlying funds in foreign securities, particularly those in emerging markets countries, are subject to special risks, including but not limited to a greater degree of social, political and economic volatility than is associated with domestic investments, as well as the risks associated with any differences in financial standards, including foreign taxation. Investments by the underlying funds in small- and mid-cap companies, as well as in restricted securities, pose special risks, including potential illiquidity and price volatility. Underlying funds that concentrate their investments in a single industry sector, such as technology or healthcare, are subject to the risk that companies in the same sector may be similarly affected by economic or market downturns. Risks associated with investments in bond funds include credit risk, interest rate risk, and prepayment and extension risk. Debt securities with the lowest investment grade ratings and unrated securities of comparable quality are more speculative than securities with higher ratings and may experience greater price fluctuations. These securities also tend to be more sensitive to credit risk than higher-rated securities. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat FundSM

At a Glance

Total Net Assets of the Fund:
$1.2 billion

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Thermostat FundSM Class Z Shares

September 25, 2002 (Fund inception) through December 31, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2014

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/25/02 inception)	1.78%	5.57%	10.09%	6.55%	7.99%
Class A (3/3/03 inception)
without sales charge	1.77	5.30	9.82	6.29	7.72
with sales charge	-4.11	-0.75	8.54	5.66	7.20
S&P 500® Index*	4.93	13.69	15.45	7.67	10.02
Barclays U.S. Aggregate Bond Index*	1.79	5.97	4.45	4.71	4.67

Results for other share classes can be found on Page 2.

*The Fund's primary benchmarks. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 0.80% for Class Z shares and 1.05% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Asset Allocation

as a percentage of net assets, as of 12/31/14

Portfolio Weightings

as a percentage of assets in each investment category, as of 12/31/14

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Contrarian Core Fund, Class I	15%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Select Large Cap Growth Fund, Class I	10%

Bond Mutual Funds

Columbia Short Term Bond Fund, Class I	40%
Columbia Intermediate Bond Fund, Class I	25%
Columbia Income Opportunities Fund, Class I	20%
Columbia U.S. Government Fund, Class I	15%

Columbia Acorn Emerging Markets FundSM

In a Nutshell

Fritz Kaegi Lead Portfolio Manager	Stephen Kusmierczak Lead Portfolio Manager

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes III Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. Please also see "A Comment on Trading Volumes" on the inside front cover of this report.

Columbia Acorn Emerging Markets Fund Class Z shares declined 2.36% in the final quarter of 2014, somewhat less than the Fund's primary benchmark, the S&P Emerging Markets Between $500M and $5B Index®, which fell 3.32%. For the full year, the Fund lost 4.12% compared to the benchmark gain of 1.90%. This underperformance was very disappointing, and represents the Fund's first year of underperformance versus the benchmark since inception. Losses in Fund health care and consumer discretionary stocks caused the most harm. Both of these sectors were outperformers last year and, since inception, our consumer discretionary stocks have been the single largest contributor to Fund outperformance. The Fund's annualized gain of 8.29% since its inception is well ahead of the benchmark's 3.31% return for the same period.

The biggest detractor in U.S. dollar terms for the fourth quarter was Kazakhstan retail bank and insurer Halyk Savings Bank of Kazakhstan, which dropped 26% in sympathy with lower oil prices and the potential devaluation of the Kazakh tenge following the Russian ruble's 30% devaluation. We believe that Halyk will emerge comfortably from this volatility, given its cheap valuation multiple, its dividend yield of over 5%, its robust capitalization and the perception within Kazakhstan of Halyk being the safest destination for deposits. Down 24% for the quarter, St. Shine Optical, a disposable contact lens manufacturer in Taiwan with most of its sales to Japan, faced increasing competition, causing its growth to flatten. Several Korean consumer discretionary holdings were also significant performance detractors in the quarter. Korean and Chinese fashion retailer The Basic House fell 39% in the fourth quarter as Korean sales remained slack after the Sewol ferry tragedy earlier in the year. Two gaming companies, Grand Korea Leisure and Paradise, fell 27% and 35%, respectively, following a corruption clampdown by Chinese authorities. Both casinos mainly serve Chinese gamers.

For the year, the biggest performance detractor was also a gaming company. Macau casino operator Melco International dropped 40%. Prior to this year, Melco International and Fund investments in gaming were consistent outperformers. We continue to hold these positions because we believe these highly cash generative businesses will eventually improve as mid-market growth offsets the decline in less-profitable VIP and junket businesses.

The two top performance contributors for the quarter also provided the biggest gains for the full year. Korean company Koh Young Technology provides inspection systems for printed circuit boards and was up 44% in the quarter and 126% for the year. The company is experiencing accelerating growth in its new 3D product and is growing penetration in China and in the automotive industry. South African investment manager Coronation Fund Managers gained 18% for the quarter and 36% for the year, despite a 10% currency depreciation. The company continues to take savings product market share from banks and insurance companies, and is also growing its international business. Companies based in India were the best performing stocks in the emerging markets for the quarter and the year, gaining 16% and 51%, respectively. This rally was driven by expectations that the new Prime Minister Narendra Modi will be able to implement fundamental economic reforms. This improving country sentiment helped lift two of our best-performing holdings. Zee Entertainment is the leading programmer of pay television content in India, and gained 18% in the quarter and 28% for the year. Auto parts supplier Bosch is a subsidiary of its eponymous German parent, and returned 28% in the quarter and 92% for the year.

Following this year of underperformance, shareholders should rightfully question what we missed and whether we've changed how we invest your capital. First, we were slow in responding to the new anti-corruption policies in China. Similar efforts have been launched before, but not as effectively. Second, when we introduced the Fund, we expected that rising incomes and wealth, increasing labor participation and better education would drive strong spending growth by emerging market consumers, and that there would be companies that would capitalize on this development. While some markets are facing headwinds that are impacting growth, we believe the positive trends will return and be durable. Finally, while we are displeased by this year's underperformance, repeating prior years' outsized gains was unlikely. We are long-term investors and strive to invest in companies whose business models will enable outperformance over many years, not just a quarter or two. We believe this strategy should benefit patient investors and expect that you will watch our performance closely in 2015.

Please note that effective July 11, 2014, Columbia Acorn Emerging Markets Fund is closed to new investors and new accounts with certain exceptions. Refer to the Fund's prospectus dated May 1, 2014, as supplemented June 12, 2014, for details.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/14

Coronation Fund Managers	4.1%
Zee Entertainment	3.0
Koh Young Technology	2.4
Melco International	2.4
Halyk Savings Bank of Kazakhstan	2.2
St. Shine Optical	1.4
Bosch	1.1
The Basic House	1.0
Grand Korea Leisure	0.8
Paradise	0.5

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Columbia Acorn Emerging Markets FundSM

At a Glance

Total Net Assets of the Fund:
$482.3 million

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets FundSM Class Z Shares

August 19, 2011 (Fund inception) through December 31, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2014

	4th quarter	1 year	Life of Fund
Class Z (8/19/11 inception)	-2.36%	-4.12%	8.29%
Class A (8/19/11 inception)
without sales charge	-2.37	-4.28	8.00
with sales charge	-7.98	-9.81	6.12
S&P Emerging Markets Between $500M and $5B® Index*	-3.32	1.90	3.31

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 1.59% for Class Z shares and 1.81% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 12/31/14

Top 10 Holdings

as a percentage of net assets, as of 12/31/14

1.	Coronation Fund Managers (South Africa) South African Fund Manager	4.1%
2.	Zee Entertainment Enterprises (India) Programmer of Pay Television Content	3.0%
3.	AMVIG Holdings (China) Chinese Tobacco Packaging Material Supplier	2.8%
4.	Melco Crown Resorts (Philippines) Integrated Resort Operator in Manila	2.5%
5.	Koh Young Technology (Korea) Inspection Systems for Printed Circuit Boards	2.4%
6.	Melco International (Hong Kong) Macau Casino Operator	2.4%
7.	Halyk Savings Bank of Kazakhstan - GDR (Kazakhstan) Retail Bank & Insurer in Kazakhstan	2.2%
8.	WuXi PharmaTech - ADR (China) Contract Research Organization Business in China	2.1%
9.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in other Insurers	2.1%
10.	Nagacorp (Cambodia) Casino & Entertainment Complex in Cambodia	2.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn European FundSM

In a Nutshell

Andreas Waldburg-Wolfegg Lead Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. Please also see "A Comment on Trading Volumes" on the inside front cover of this report.

For the year ended December 31, 2014, Columbia Acorn European Fund Class Z shares fell 7.52%. This compares to a 5.35% decline in the Fund's primary benchmark, the S&P Europe Between $500M and $5B® Index. For the fourth quarter, the Fund outperformed the benchmark with a 0.71% decline versus the benchmark's 1.47% drop.

To provide a more meaningful analysis in this report of the Fund, we divided Europe into what we consider to be homogenous sub-regions, as follows:

Mediterranean: France, Greece, Italy, Portugal and Spain

Nordic: Denmark, Finland, Norway and Sweden

Northern and Central Europe: Austria, Belgium, Germany, Luxembourg, the Netherlands and Switzerland

United Kingdom and Ireland

Other: All other countries, including Central Eastern and Southeastern Europe

The largest average geographical region weight within the Fund over 2014 was the United Kingdom and Ireland at 34%, followed by Northern and Central Europe (24%), the Mediterranean (20%), and the Nordic countries (19%). "Other" represented 1.7% of the Fund.

The largest contributor to annual performance relative to the benchmark was the Mediterranean region (up 130 basis points*), followed by the Nordic region (up 84 basis points). Chief detractors to the Fund's annual performance were Russian stocks, which were off benchmark and caused significant damage in the first quarter, though they were strong contributors in 2013. Performance was further impacted by stock picks in the Netherlands and Belgium. In the Netherlands, the Fund was hurt by its exposure to oil sector stock Core Labs at a time when oil prices dropped dramatically. In Belgium, digital live mobile production software and systems developer EVS Broadcast Equipment suffered declining revenues as a result of reduced spending by U.S. broadcasters. The Netherlands and Belgium are part of the Northern and Central Europe region, which was up 3.5% in local currency in the Fund relative to the benchmark's 8.1% local currency gain for the year.

Looking at the fourth quarter, the Fund lost only a little of its third quarter outperformance. Several of the individual contributors and detractors from last quarter remained the same but three holdings went from being top contributors to Fund performance to being detractors from it. Among them, French postage meter machines supplier

Neopost dropped at the beginning of November when the company announced that the French government had reduced the scope of its contract renewal, thereby impacting revenues for the current and next year. The shares fell back to the mid-$50 range, below levels we experienced in January 2014 when we first increased the position size. We've opted to hold the stock based on our confidence that the high yield compensates the Fund while the company diversifies into postal lockers and shipping solutions.

Many factors are currently impacting the performance of the European economies. We believe that an acceleration of reforms in France and in Italy may help performance, and the final introduction of quantitative easing sometime in the first half of this current year may also benefit the European economies. While we believe the euro's weakness against the U.S. dollar foreshadowed this widely anticipated event, we also believe that quantitative easing by the European Central Bank should allow exporters in the region to position themselves more aggressively in the global marketplace. It is also uncertain how recent events in France and the increasing reality of terrorist threats will impact European economies. In the meantime, there's much to do for the stock picker in a region that is among the most attractively valued worldwide.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/14

Neopost	2.6%
EVS Broadcast Equipment	1.1
Core Labs	0.6

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

* A basis point is 1/100th of a percent.

Columbia Acorn
European FundSM

At a Glance

Total Net Assets of the Fund:
$36.6 million

Performance data shown in the table and graph below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn European FundSM Class Z Shares

August 19, 2011 (Fund inception) through December 31, 2014

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2014

	4th quarter	1 year	Life of Fund
Class Z (8/19/11 inception)	-0.71%	-7.52%	12.40%
Class A (8/19/11 inception)
without sales charge	-0.77	-7.77	12.10
with sales charge	-6.45	-13.09	10.15
S&P Europe Between $500M and $5B® Index*	-1.47	-5.35	13.80

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2014, prospectus, the Fund's annual operating expense ratio is 1.51% for Class Z shares and 1.76% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 12/31/14

Top 10 Holdings

as a percentage of net assets, as of 12/31/14

1.	Assura (United Kingdom) Primary Health Care Property Developer	3.2%
2.	Partners Group (Switzerland) Private Markets Asset Management	2.8%
3.	Neopost (France) Postage Meter Machines	2.6%
4.	Spirax Sarco (United Kingdom) Steam Systems for Manufacturing & Processing Industries	2.6%
5.	Aurelius (Germany) European Turnaround Investor	2.3%
6.	DIA (Spain) Discount Retailer in Spain & Latin America	2.3%
7.	NORMA Group (Germany) Clamps for Automotive & Industrial Applications	2.2%
8.	Aalberts Industries (Netherlands) Flow Control & Heat Treatment	2.2%
9.	Geberit (Switzerland) Plumbing Supplies	2.1%
10.	Babcock International (United Kingdom) Public Sector Outsourcer	2.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn® Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/14	12/31/14
Purchases
Information
Amber Road	1,046,288	2,000,000
Audience	1,753,625	2,150,000
Bankrate	4,800,000	6,300,300
Cadence Design Systems	0	2,000,000
DemandWare	1,000,000	1,152,000
E2Open	2,225,000	2,575,000
Fleetmatics	0	698,269
FLIR Systems	876,000	1,383,000
Global Eagle Entertainment	0	1,000,000
Globalstar	26,000,000	31,000,000
GTT Communications	1,430,000	1,950,000
Liquidity Services	1,300,000	1,600,000
Navigant Consulting	4,075,000	4,128,523
NetSuite	550,000	640,000
SPS Commerce	1,035,000	1,330,000
Textura	589,372	800,283
VeriFone Holdings	539,000	849,000
Verint Systems	0	365,000
Verisign	0	350,000
Vonage	12,165,736	14,044,775
Workiva	0	826,390
Zayo Group Holdings	0	925,000
Industrial Goods & Services
Allegion	0	188,400
Fortune Brands Home & Security	930,000	1,050,000
Lindsay	0	93,147
LKQ	5,148,000	5,423,000
Lumber Liquidators	400,000	500,000
Oshkosh Corporation	1,724,000	2,100,000
Quanta Services	3,000,000	3,309,894
Thermon	1,827,007	1,940,094
Consumer Goods & Services
Buffalo Wild Wings	0	157,000
Fox Factory Holding	52,654	537,804
Freshpet	0	243,000
Gentex	653,000	913,000
Hertz	3,000,000	3,300,000
Wayfair	0	433,000
Zulily	1,170,000	1,350,000
Finance
Eaton Vance	3,052,000	3,283,508
Leucadia National	2,820,000	3,552,000
Liberty Tax	400,000	472,000
WEX	670,000	720,000
	Number of Shares
	9/30/14	12/31/14
Health Care
Abaxis	506,020	752,000
Align Technology	0	448,000
Bio-Techne	1,040,000	1,169,200
Intercept Pharmaceuticals	153,000	319,200
Medidata Solutions	1,384,000	1,549,500
VWR	0	1,375,400
Wright Medical Group	647,000	1,255,500
Other Industries
Amerco	150,000	170,000
Genesee & Wyoming	300,000	380,000
Heartland Express	400,000	496,024
Kirby	530,000	730,000
Energy & Minerals
Allied Nevada Gold	3,650,000	7,103,513
Bonanza Creek Energy	0	203,000
Core Labs (Netherlands)	492,000	505,000
Kirkland Lake Gold (Canada)	5,500,000	6,347,100
PDC Energy	262,000	501,000
Petromanas (Canada)	64,685,000	67,500,000
RGS Energy	4,699,210	5,000,000
ShaMaran Petroleum (Iraq)	28,700,000	28,962,000
Silvercrest Mines	0	3,412,300
US Silica	503,000	599,000

See accompanying notes to financial statements.

	Number of Shares
	9/30/14	12/31/14
Sales
Information
Atmel	5,390,000	4,717,000
Amphenol	6,312,000	5,416,000
Avnet	2,738,000	1,887,000
Belden	507,000	475,000
Commvault Systems	550,000	0
Concur Technologies	260,000	0
Crown Castle International	940,000	800,000
Exa	699,967	554,391
Genpact	1,983,000	1,405,000
Hackett Group	3,274,000	2,903,719
Hexagon (Sweden)	2,693,000	1,622,000
iGATE	3,775,000	3,600,000
II-VI	1,604,000	0
Infinera	2,983,000	2,711,000
IPG Photonics	1,620,000	1,504,000
Ixia	1,040,000	1,006,000
Mettler-Toledo International	1,351,638	1,162,000
Monolithic Power Systems	699,000	427,000
Pandora Media	3,456,000	2,843,000
Plexus	684,918	451,458
RealPage	1,050,000	0
RetailMeNot	2,199,707	1,112,930
Rightmove (United Kingdom)	257,000	155,205
Rogers	624,000	569,000
Sanmina	3,800,000	3,200,000
SBA Communications	2,360,000	1,600,000
Semtech	560,000	0
Solera Holdings	1,176,000	989,000
Stratasys	395,000	371,000
Syntel	746,000	497,000
Tangoe	1,750,000	641,952
Trimble Navigation	4,362,000	3,651,000
TripAdvisor	625,000	0
Tyler Technologies	500,000	470,000
Ultratech	615,000	0
Virtusa	1,835,000	1,658,000
WNS - ADR (India)	2,112,805	2,025,000
Zebra Technologies	803,000	501,000
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,321,000	2,189,385
Acuity Brands	1,209,000	960,000
Airgas	930,000	880,000
Ametek	7,996,000	7,130,000
Boise Cascade	883,000	600,000
CAE (Canada)	1,894,000	0
Chicago Bridge & Iron	1,631,000	1,299,000
Donaldson	8,400,000	7,952,000
Dorman Products	881,086	867,721
Drew Industries	1,680,000	1,610,000
	Number of Shares
	9/30/14	12/31/14
ESCO Technologies	2,185,000	1,948,000
FMC Corporation	350,000	0
Generac	4,000,000	3,632,000
HEICO	3,828,750	3,626,750
Insperity	822,000	715,000
KAR Auction Services	1,375,000	1,316,000
Kennametal	3,182,000	2,674,000
Marel (Iceland)	10,000,000	0
Middleby	1,081,200	1,050,200
Mobile Mini	1,250,000	900,000
Moog	2,974,827	2,456,000
Nordson	3,400,000	3,130,000
Novozymes (Denmark)	1,090,000	907,458
PolyOne	700,000	0
Sociedad Quimica y Minera de Chile - ADR (Chile)	917,486	0
Toro	1,529,000	1,486,000
Ushio (Japan)	1,500,000	0
Valmont Industries	225,000	0
WABCO Holdings	1,210,000	1,176,000
Wabtec	1,083,000	1,053,000
Waste Connections	1,500,000	1,100,000
WESCO International	1,687,000	1,553,000
Consumer Goods & Services
Avis Budget Group	3,950,000	3,700,000
B&G Foods	1,029,000	591,000
Blackhawk Network	900,000	700,000
Boulder Brands	3,947,000	3,484,000
Burlington Stores	1,381,000	786,900
Caesarstone (Israel)	812,360	630,000
Casey's General Stores	1,475,839	1,027,709
Choice Hotels	849,483	754,483
DeVry	1,075,000	800,000
DIA (Spain)	2,557,000	837,052
Domino's Pizza	719,000	489,000
DSW	945,000	533,500
Expedia	1,050,000	0
Fiesta Restaurant Group	1,001,000	878,000
Fossil	646,845	362,145
GNC Holdings	819,000	478,000
Groupon	4,972,000	2,010,000
Herman Miller	916,000	0
Interface	2,920,000	2,758,000
Kate Spade & Company	2,366,000	1,796,000
Knoll	3,669,000	3,366,000
KT&G (Korea)	229,000	0
Massmart Holdings (South Africa)	852,000	0
Melco Crown Entertainment - ADR (Hong Kong)	900,000	0
Michaels Stores	1,238,262	1,162,000

See accompanying notes to financial statements.

Columbia Acorn® Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

	Number of Shares
	9/30/14	12/31/14
Sales (continued)
Consumer Goods & Services—continued
Papa John's International	492,000	478,000
Pier 1 Imports	1,762,555	0
Pool	1,818,000	1,565,000
Popeyes Louisiana Kitchen	1,350,000	700,000
PVH	793,000	456,000
Shutterfly	1,660,000	970,000
The Chefs' Warehouse	900,000	875,000
The Fresh Market	1,535,000	1,492,000
ULTA	1,044,000	613,000
United Natural Foods	1,340,000	1,303,000
Urban Outfitters	900,000	508,000
Vail Resorts	1,430,000	1,268,600
Williams-Sonoma	1,508,000	874,200
Finance
Alliance Data Systems	490,000	360,000
Brown & Brown	1,650,000	0
CNO Financial Group	8,800,000	7,600,000
Enstar Group	250,000	185,000
First Busey	4,841,882	4,328,500
Hudson Valley	843,000	0
MB Financial	2,860,000	2,580,000
McGrath Rentcorp	2,000,000	1,580,000
Rand Merchant Insurance (South Africa)	10,837,000	8,658,000
Selective Insurance Group	2,625,000	714,574
Sprott (Canada)	11,436,300	11,000,000
TCF Financial	950,000	0
Valley National Bancorp	3,323,500	1,573,000
Wisdom Tree	1,000,000	500,000
Heath Care
Akorn	5,089,000	4,845,000
Allscripts Healthcare Solutions	6,724,600	2,746,200
Alnylam Pharmaceuticals	423,400	362,300
BioMarin Pharmaceutical	737,000	320,200
Castlight Health	890,000	863,500
Celldex Therapeutics	2,750,000	2,401,400
Cepheid	5,836,000	5,350,800
Envision Healthcare Holdings	1,277,000	1,239,000
HealthSouth	2,100,000	1,666,323
Henry Schein	687,000	291,100
NPS Pharmaceuticals	963,000	934,400
Revance Therapeutics	476,000	0
Sarepta Therapeutics	2,552,000	2,523,900
Seattle Genetics	4,001,000	3,398,400
Sirona Dental Systems	833,000	460,900
Synageva BioPharma	2,493,309	2,419,209
Ultragenyx Pharmaceutical	1,624,689	1,164,974
	Number of Shares
	9/30/14	12/31/14
Other Industries
Coresite Realty	880,000	0
Deltic Timber	90,000	39,381
Extra Space Storage	2,100,000	2,000,000
Hudson Pacific Properties	975,000	0
JB Hunt Transport Services	1,000,000	940,000
Kite Realty Group	1,172,500	0
Mapletree Commercial Trust (Singapore)	20,282,089	0
Northeast Utilities	1,900,000	1,600,000
Orix JREIT (Japan)	10,362	0
Rush Enterprises, Class A	2,704,100	2,650,000
St. Joe	1,800,000	872,926
Wisconsin Energy	650,000	500,000
Energy & Minerals
Alamos Gold (Canada)	4,000,000	3,500,000
Bill Barrett Corporation	770,000	0
Black Diamond Group (Canada)	463,863	214,100
Duluth Metals (Canada)	5,544,000	0
FMC Technologies	3,858,000	370,000
Laredo Petroleum	928,000	0
Pacific Rubiales Energy (Colombia)	2,200,000	1,800,000
Parsley Energy	891,000	0
Rice Energy	570,000	0
Rosetta Resources	2,322,600	1,849,600
WPX Energy	1,358,000	1,210,000

See accompanying notes to financial statements.

Columbia Acorn® Fund

Statement of Investments, December 31, 2014

Number of Shares		Value
		Equities: 97.7%
Information 27.2%
	> Business Software 6.9%
2,500,000	Ansys (a)	$205,000,000
	Simulation Software for Engineers & Designers
5,200,000	Informatica (a)	198,302,000
	Enterprise Data Integration Software
1,330,000	SPS Commerce (a)(b)	75,317,900
	Supply Chain Management Software Delivered via the Web
640,000	NetSuite (a)	69,868,800
	End-to-end IT Systems Solution Delivered via the Web
1,152,000	DemandWare (a)	66,286,080
	E-Commerce Website Platform for Retailers & Apparel Manufacturers
450,000	Ultimate Software (a)	66,066,750
	Human Capital Management Systems
470,000	Tyler Technologies (a)	51,436,800
	Financial, Tax, Court & Document Management Systems for Local Governments
989,000	Solera Holdings	50,617,020
	Software for Automotive Insurance Claims Processing
1,622,000	Hexagon (Sweden)	50,037,952
	Design, Measurement & Visualization Software & Equipment
2,000,000	Cadence Design Systems (a)	37,940,000
	Electronic Design Automation Software
3,741,000	InContact (a)(b)	32,883,390
	Call Center Systems Delivered via the Web & Telco Services
610,000	Envestnet (a)	29,975,400
	Technology Platform for Investment Advisors
698,269	Fleetmatics (a)	24,781,567
	Fleet Management Software
2,575,000	E2Open (a)(b)(c)	24,745,750
	Supply Chain Management Software & Supplier/Partner Network
800,283	Textura (a)(c)	22,784,057
	Construction Vendor Management Software
365,000	Verint Systems (a)	21,272,200
	Contact Center & Security Software
2,000,000	Amber Road (a)(b)	20,440,000
	Global Trade Management Software Delivered via the Web
708,300	Kinaxis (Canada) (a)	11,278,662
	Supply Chain Planning & Analytics Software
826,390	Workiva (a)	11,073,626
	Software Platform for Report Creation
641,952	Tangoe (a)	8,364,635
	Software Solution for Managing Communication Expense & Devices
Number of Shares		Value
1,728,000	Five9 (a)(c)	$7,741,440
	Call Center Software
554,391	Exa (a)	6,530,726
	Simulation Software
540,000	Covisint (a)	1,431,000
	Collaboration Software Platform Provider
		1,094,175,755
	> Instrumentation 3.8%
1,162,000	Mettler-Toledo International (a)	351,458,520
	Laboratory Equipment
1,504,000	IPG Photonics (a)(c)	112,679,680
	Fiber Lasers
3,651,000	Trimble Navigation (a)	96,897,540
	GPS-based Instruments
1,383,000	FLIR Systems	44,684,730
	Infrared Cameras
		605,720,470
	> Computer Hardware & Related Equipment 3.0%
5,416,000	Amphenol	291,434,960
	Electronic Connectors
569,000	Rogers (a)	46,339,360
	Printed Circuit Materials & High-performance Foams
501,000	Zebra Technologies (a)	38,782,410
	Bar Code Printers
475,000	Belden	37,434,750
	Specialty Cable
849,000	VeriFone Holdings (a)	31,582,800
	Point of Sale Systems
371,000	Stratasys (a)(c)	30,833,810
	Rapid Prototyping & Direct Digital Manufacturing Systems
		476,408,090
	> Mobile Communications 2.4%
1,600,000	SBA Communications (a)	177,216,000
	Communications Towers
31,000,000	Globalstar (a)(c)	85,250,000
	Satellite Mobile Voice & Data Carrier
800,000	Crown Castle International	62,960,000
	Communications Towers
2,000,000	Gogo (a)(c)	33,060,000
	Provider of Wi-Fi on Airplanes
1,000,000	Global Eagle Entertainment (a)	13,610,000
	Provider of Entertainment & Wi-Fi on Airplanes
2,150,000	Audience (a)(b)(c)	9,460,000
	Improving Voice Quality for Mobile Devices
		381,556,000
	> Computer Services 2.3%
3,600,000	iGATE (a)	142,128,000
	IT & Business Process Outsourcing Services

See accompanying notes to financial statements.

Columbia Acorn® Fund

Statement of Investments, continued

Number of Shares		Value
	> Computer Services—continued
1,658,000	Virtusa (a)(b)	$69,088,860
	Offshore IT Outsourcing
2,025,000	WNS - ADR (India) (a)	41,836,500
	Offshore Business Process Outsourcing Services
1,407,000	ExlService Holdings (a)	40,394,970
	Business Process Outsourcing
1,405,000	Genpact (a)	26,596,650
	Business Process Outsourcing
2,903,719	Hackett Group (b)	25,523,690
	IT Integration & Best Practice Research
497,000	Syntel (a)	22,355,060
	Offshore IT Services
		367,923,730
	> Business Information & Marketing Services 1.9%
1,900,000	Verisk Analytics (a)	121,695,000
	Risk & Decision Analytics
6,300,300	Bankrate (a)(b)	78,312,729
	Internet Advertising for the Insurance, Credit Card & Banking Markets
4,128,523	Navigant Consulting (a)(b)	63,455,399
	Financial Consulting Firm
2,570,000	RPX (a)	35,414,600
	Patent Aggregation & Defensive Patent Consulting
		298,877,728
	> Telephone & Data Services 1.0%
2,200,000	Cogent Communications	77,858,000
	Internet Data Pipelines
925,000	Zayo Group Holdings (a)(c)	28,277,250
	Fiber Optic Data Communications
1,950,000	GTT Communications (a)(b)	25,798,500
	Provider of High Capacity Data Transit
2,800,000	Boingo Wireless (a)(b)	21,476,000
	Wholesale & Retail Wi-Fi Networks
4,000,000	Towerstream (a)(b)(c)	7,400,000
	High Speed Wireless, Rooftop Antenna Space & Wi-Fi Offload
		160,809,750
	> Financial Processors 0.9%
1,700,000	Global Payments	137,241,000
	Credit Card Processor
1,600,000	Liquidity Services (a)(b)	13,072,000
	E-Auctions for Surplus & Salvage Goods
		150,313,000
	> Telecommunications Equipment 0.9%
582,000	F5 Networks (a)	75,930,630
	Internet Traffic Management Equipment
2,711,000	Infinera (a)	39,905,920
	Optical Networking Equipment
Number of Shares		Value
1,118,000	CalAmp (a)	$20,459,400
	Machine-to-machine Communications
1,006,000	Ixia (a)	11,317,500
	Telecom Network Test Equipment
		147,613,450
	> Internet Related 0.9%
14,044,775	Vonage (a)(b)	53,510,593
	Business & Consumer Internet Telephony
2,843,000	Pandora Media (a)	50,690,690
	Streaming Music
350,000	Verisign (a)	19,950,000
	Internet Domain Registry for .com/.net
1,112,930	RetailMeNot (a)(c)	16,271,036
	Digital Coupon Marketplace
155,205	Rightmove (United Kingdom)	5,412,491
	Internet Real Estate Listings
		145,834,810
	> Semiconductors & Related Equipment 0.7%
4,717,000	Atmel (a)	39,599,215
	Microcontrollers, Radio Frequency & Memory Semiconductors
367,000	Littelfuse	35,477,890
	Little Fuses
427,000	Monolithic Power Systems	21,238,980
	High Performance Analog & Mixed Signal Integrated Circuits
2,500,000	Rubicon Technology (a)(b)(c)	11,425,000
	Producer of Sapphire for the Lighting, Electronics & Automotive Industries
		107,741,085
	> Cable TV 0.6%
800,000	Liberty Global Series A (a)	40,164,000
800,000	Liberty Global Series C (a)	38,648,000
	Cable TV Franchises Outside the U.S.
670,000	Discovery Series C (a)	22,592,400
	Cable TV Programming
		101,404,400
	> Contract Manufacturing 0.6%
3,200,000	Sanmina (a)	75,296,000
	Electronic Manufacturing Services
451,458	Plexus (a)	18,604,584
	Electronic Manufacturing Services
		93,900,584
	> Electronics Distribution 0.5%
1,887,000	Avnet	81,178,740
	Electronic Components Distribution
	> Entertainment Programming 0.5%
1,250,000	IMAX (Canada) (a)(c)	38,625,000
	IMAX Movies, Theatre Equipment & Theatre Joint Ventures

See accompanying notes to financial statements.

Number of Shares		Value
	> Entertainment Programming—continued
5,500,000	Zee Entertainment Enterprises (India)	$33,037,929
	Programmer of Pay Television Content
		71,662,929
	> Advertising 0.3%
1,000,000	Lamar Advertising	53,640,000
	Outdoor Advertising
Information: Total		4,338,760,521
Industrial Goods & Services 24.1%
	> Machinery 14.7%
7,130,000	Ametek	375,251,900
	Aerospace/Industrial Instruments
7,952,000	Donaldson (b)	307,185,760
	Industrial Air Filtration
3,130,000	Nordson (b)	244,014,800
	Dispensing Systems for Adhesives & Coatings
2,456,000	Moog (a)(b)	181,817,680
	Motion Control Products for Aerospace, Defense & Industrial Markets
3,626,750	HEICO (b)	171,762,880
	FAA-approved Aircraft Replacement Parts
3,632,000	Generac (a)(b)(c)	169,832,320
	Standby Power Generators
1,176,000	WABCO Holdings (a)	123,221,280
	Truck & Bus Component Supplier
1,100,000	Pall	111,331,000
	Life Science, Water & Industrial Filtration
1,050,200	Middleby (a)	104,074,820
	Manufacturer of Cooking Equipment
2,100,000	Oshkosh Corporation	102,165,000
	Specialty Truck Manufacturer
2,674,000	Kennametal	95,702,460
	Consumable Cutting Tools
1,486,000	Toro	94,821,660
	Turf Maintenance Equipment
1,053,000	Wabtec	91,495,170
	Freight & Transit Component Supplier
1,948,000	ESCO Technologies (b)	71,881,200
	Industrial Filtration & Advanced Measurement Equipment
867,721	Dorman Products (a)(c)	41,884,893
	Aftermarket Auto Parts Distributor
664,400	Neopost (France)	37,902,569
	Postage Meter Machines
705,000	Rexnord (a)	19,888,050
	Manufacturer of Mechanical Power Transmission Parts & Water Mgmt. Equipment
		2,344,233,442
Number of Shares		Value
	> Other Industrial Services 2.4%
5,423,000	LKQ (a)	$152,494,760
	Alternative Auto Parts Distribution
1,800,000	Expeditors International of Washington	80,298,000
	International Freight Forwarder
1,500,000	Forward Air	75,555,000
	Freight Transportation between Airports
1,316,000	KAR Auction Services	45,599,400
	Auto Auctions
900,000	Mobile Mini	36,459,000
	Portable Storage Units Leasing
		390,406,160
	> Construction 1.9%
90,000	NVR (a)	114,779,700
	Homebuilder
1,299,000	Chicago Bridge & Iron	54,532,020
	Engineering & Construction for Liquefied Natural Gas & Petrochemicals
1,050,000	Fortune Brands Home & Security	47,533,500
	Home Building Supplies & Small Locks
3,592,200	PGT (a)(b)	34,592,886
	Wind Resistant Windows & Doors
500,000	Lumber Liquidators (a)(c)	33,155,000
	Hardwood Flooring Retailer
188,400	Allegion	10,448,664
	Mechanical & Electronic Security Systems
		295,041,770
	> Industrial Distribution 1.7%
1,553,000	WESCO International (a)	118,354,130
	Industrial Distributor
880,000	Airgas	101,358,400
	Industrial Gas Distributor
1,545,000	MRC Global (a)	23,406,750
	Industrial Distributor
600,000	Boise Cascade (a)	22,290,000
	Wood Products Manufacturer & Distributor
		265,409,280
	> Electrical Components 1.1%
960,000	Acuity Brands	134,467,200
	Commercial Lighting Fixtures
1,940,094	Thermon (a)(b)	46,930,874
	Global Engineered Thermal Solutions
		181,398,074
	> Industrial Materials & Specialty Chemicals 0.8%
1,610,000	Drew Industries (a)(b)	82,222,700
	RV & Manufactured Home Components
907,458	Novozymes (Denmark)	38,198,138
	Industrial Enzymes
		120,420,838

See accompanying notes to financial statements.

Columbia Acorn® Fund

Statement of Investments, continued

Number of Shares		Value
	> Outsourcing Services 0.7%
3,309,894	Quanta Services (a)	$93,967,890
	Electrical Transmission & Pipeline Contracting Services
715,000	Insperity	24,231,350
	Professional Employer Organization
		118,199,240
	> Conglomerates 0.4%
2,189,385	Aalberts Industries (Netherlands)	64,567,253
	Flow Control & Heat Treatment
	> Waste Management 0.3%
1,100,000	Waste Connections	48,389,000
	Solid Waste Management
	> Water 0.1%
93,147	Lindsay (c)	7,986,424
	Center Pivot Irrigation Systems for Farmland & Highway Infrastructure
Industrial Goods & Services: Total		3,836,051,481
Consumer Goods & Services 13.3%
	> Retail 3.7%
1,027,709	Casey's General Stores	92,822,677
	Owner/Operator of Convenience Stores
613,000	ULTA (a)	78,365,920
	Specialty Beauty Product Retailer
874,200	Williams-Sonoma	66,159,456
	Home Goods & Furnishing Retailer
1,492,000	The Fresh Market (a)(c)	61,470,400
	Specialty Food Retailer
1,796,000	Kate Spade & Company (a)	57,489,960
	Global Lifestyle Brand
970,000	Shutterfly (a)	40,444,150
	Internet Photo-centric Retailer
362,145	Fossil (a)	40,103,937
	Watch Designer & Retailer
786,900	Burlington Stores (a)	37,188,894
	Off-price Apparel Retailer
1,350,000	Zulily (a)(c)	31,590,000
	E-Commerce Retailer Offering Flash Sale Events
1,162,000	Michaels Stores (a)	28,736,260
	Craft & Hobby Specialty Retailer
533,500	DSW	19,899,550
	Branded Footwear Retailer
508,000	Urban Outfitters (a)	17,846,040
	Multi-channel Apparel & Accessory Retailer
2,100,000	Gaiam (a)(b)	14,973,000
	Promoter of Healthy Living through Catalogs, E-Commerce & Gaiam TV
837,052	DIA (Spain)	5,671,933
	Discount Retailer in Spain & Latin America
		592,762,177
Number of Shares		Value
	> Travel 3.5%
3,700,000	Avis Budget Group (a)	$245,421,000
	Car Rental Company
1,268,600	Vail Resorts	115,607,518
	Ski Resort Operator & Developer
3,300,000	Hertz (a)	82,302,000
	U.S. Rental Car Operator
2,142,000	HomeAway (a)	63,788,760
	Vacation Rental Online Marketplace
754,483	Choice Hotels	42,266,137
	Franchisor of Budget Hotel Brands
		549,385,415
	> Consumer Goods Distribution 1.6%
1,303,000	United Natural Foods (a)	100,754,475
	Distributor of Natural/Organic Foods to Grocery Stores
1,565,000	Pool	99,283,600
	Swimming Pool Supplies & Equipment Distributor
478,000	GNC Holdings	22,446,880
	Specialty Retailer of Health & Wellness Products
875,000	The Chefs' Warehouse (a)	20,160,000
	Distributor of Specialty Foods to Fine Dining Restaurants
2,010,000	Groupon (a)	16,602,600
	Global Marketplace for Deals
		259,247,555
	> Restaurants 1.2%
878,000	Fiesta Restaurant Group (a)	53,382,400
	Owns/Operates Two Restaurant Chains: Pollo Tropical & Taco Cabana
489,000	Domino's Pizza	46,049,130
	Franchisor of Pizza Restaurants
700,000	Popeyes Louisiana Kitchen (a)	39,389,000
	Popeyes Restaurants
157,000	Buffalo Wild Wings (a)	28,319,660
	Restaurants
478,000	Papa John's International	26,672,400
	Franchisor of Pizza Restaurants
		193,812,590
	> Furniture & Textiles 1.1%
3,366,000	Knoll (b)	71,258,220
	Office Furniture
2,758,000	Interface	45,424,260
	Modular Carpet
630,000	Caesarstone (Israel)	37,686,600
	Quartz Countertops
700,000	La-Z-Boy	18,788,000
	Upholstery Giant
433,000	Wayfair (a)(c)	8,595,050
	Online Retailer of Home Furnishings
		181,752,130

See accompanying notes to financial statements.

Number of Shares		Value
	> Other Durable Goods 0.8%
1,900,000	Select Comfort (a)	$51,357,000
	Specialty Mattresses
500,000	Cavco Industries (a)(b)	39,635,000
	Manufactured Homes
913,000	Gentex	32,986,690
	Manufacturer of Auto Parts
		123,978,690
	> Food & Beverage 0.4%
3,484,000	Boulder Brands (a)(b)	38,533,040
	Healthy Food Products
591,000	B&G Foods	17,670,900
	Acquirer of Small Food Brands
243,000	Freshpet (a)(c)	4,145,580
	Fresh Pet Food Manufacturer & Marketer
1,665,270	GLG Life Tech (Canada) (a)	458,673
	Producer of an All-natural Sweetener Extracted from the Stevia Plant
		60,808,193
	> Apparel 0.4%
456,000	PVH	58,445,520
	Apparel Wholesaler & Retailer
	> Educational Services 0.2%
800,000	DeVry	37,976,000
	Postsecondary Degree Services
	> Other Consumer Services 0.2%
700,000	Blackhawk Network (a)	26,383,000
	Third-party Distributer of Prepaid Content, Mostly Gift Cards
	> Nondurables 0.1%
611,000	Prestige Brands Holdings (a)	21,213,920
	Household & Personal Care Products
	> Leisure Products 0.1%
641,000	Performance Sports Group (a)	11,531,590
	Sporting Goods Manufacturer
537,804	Fox Factory Holding (a)	8,728,559
	High Performance Suspension Systems for Leisure Market
		20,260,149
Consumer Goods & Services: Total		2,126,025,339
Finance 12.6%
	> Banks 4.3%
9,000,000	Associated Banc-Corp (b)	167,670,000
	Midwest Bank
1,800,000	BOK Financial	108,072,000
	Tulsa-based Southwest Bank
840,000	SVB Financial Group (a)	97,498,800
	Bank to Venture Capitalists
2,580,000	MB Financial	84,778,800
	Chicago Bank
940,000	City National	75,961,400
	Bank & Asset Manager
1,900,000	Hancock Holding	58,330,000
	Gulf Coast Bank
Number of Shares		Value
1,162,000	Sandy Spring Bancorp	$30,304,960
	Baltimore & Washington, D.C. Bank
4,328,500	First Busey	28,178,535
	Illinois Bank
2,136,500	TrustCo Bank	15,510,990
	New York State Bank
1,573,000	Valley National Bancorp	15,273,830
	New Jersey/New York Bank
2,004,600	Cascade Bancorp (a)	10,403,874
	Central Oregon & Idaho Bank
		691,983,189
	> Brokerage & Money Management 3.0%
7,368,774	SEI Investments	295,045,711
	Mutual Fund Administration & Investment Management
3,283,508	Eaton Vance	134,393,982
	Specialty Mutual Funds
11,000,000	Sprott (Canada) (c)	23,102,083
	Asset Manager Focused on Resources, Particularly Gold & Silver
1,356,758	Coronation Fund Managers (South Africa)	13,426,993
	South African Fund Manager
500,000	Wisdom Tree	7,837,500
	Fund Manager with ETF Specialty
		473,806,269
	> Insurance 2.5%
7,600,000	CNO Financial Group	130,872,000
	Life, Long-term Care & Medical Supplement Insurance
2,275,000	Allied World Assurance Company Holdings	86,268,000
	Commercial Lines Insurance/ Reinsurance
1,100,000	HCC Insurance Holdings	58,872,000
	Specialty Insurance
800,000	RLI	39,520,000
	Specialty Insurance
8,658,000	Rand Merchant Insurance (South Africa)	30,582,082
	Directly Sold Property & Casualty Insurance; Holdings in other Insurers
185,000	Enstar Group (a)	28,284,650
	Insurance/Reinsurance & Related Services
714,574	Selective Insurance Group	19,414,976
	Commercial & Personal Lines Insurance
		393,813,708
	> Finance Companies 1.1%
808,343	World Acceptance (a)(b)(c)	64,222,852
	Personal Loans
1,580,000	McGrath Rentcorp (b)	56,658,800
	Mini Rental Conglomerate

See accompanying notes to financial statements.

Columbia Acorn® Fund

Statement of Investments, continued

Number of Shares		Value
	> Finance Companies—continued
1,500,000	CAI International (a)(b)	$34,800,000
	International Container Leasing
902,210	Marlin Business Services (b)	18,522,371
	Small Equipment Leasing
		174,204,023
	> Credit Cards 1.1%
360,000	Alliance Data Systems (a)	102,978,000
	Diversified Credit Card Provider
720,000	WEX (a)	71,222,400
	Card Processor
		174,200,400
	> Diversified Financial Companies 0.6%
3,552,000	Leucadia National	79,635,840
	Holding Company
472,000	Liberty Tax (a)	16,869,280
	Tax Preparation Company
		96,505,120
Finance: Total		2,004,512,709
Health Care 10.2%
	> Biotechnology & Drug Delivery 3.8%
2,419,209	Synageva BioPharma (a)(b)(c)	224,478,403
	Biotech Focused on Orphan Diseases
3,398,400	Seattle Genetics (a)(c)	109,190,592
	Antibody-based Therapies for Cancer
1,164,974	Ultragenyx Pharmaceutical (a)	51,119,059
	Biotech Focused on "Ultra-Orphan" Drugs
319,200	Intercept Pharmaceuticals (a)(c)	49,795,200
	Biotech Developing Drugs for Several Diseases
2,401,400	Celldex Therapeutics (a)(c)	43,825,550
	Biotech Developing Drugs for Cancer
2,523,900	Sarepta Therapeutics (a)(b)(c)	36,520,833
	Biotech Focused on Rare Diseases
362,300	Alnylam Pharmaceuticals (a)	35,143,100
	Biotech Developing Drugs for Rare Diseases
934,400	NPS Pharmaceuticals (a)	33,423,488
	Orphan Drugs & Healthy Royalties
320,200	BioMarin Pharmaceutical (a)	28,946,080
	Biotech Focused on Orphan Diseases
359,944	MicroDose Therapeutx Contingent Value Rights (a)(d)(e)	529,118
	Drug Inhaler Development
		612,971,423
	> Medical Supplies 3.0%
5,350,800	Cepheid (a)(b)	289,692,312
	Molecular Diagnostics
1,169,200	Bio-Techne	108,034,080
	Cytokines, Antibodies & other Reagents for Life Science
Number of Shares		Value
291,100	Henry Schein (a)	$39,633,265
	Large Distributor of Dental, Vet & Medical Products
1,375,400	VWR (a)(c)	35,581,598
	Distributor of Lab Supplies
		472,941,255
	> Health Care Services 1.4%
1,549,500	Medidata Solutions (a)	73,988,625
	Cloud-based Software for Drug Studies
1,666,323	HealthSouth	64,086,783
	Inpatient Rehabilitation Facilities
1,239,000	Envision Healthcare Holdings (a)	42,980,910
	Provider of Health Care Outsourcing Services
2,746,200	Allscripts Healthcare Solutions (a)	35,068,974
	Health Care IT
863,500	Castlight Health (a)(c)	10,102,950
	Provider of Cloud-based Software for Managing Health Care Costs
		226,228,242
	> Pharmaceuticals 1.1%
4,845,000	Akorn (a)	175,389,000
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
	> Medical Equipment & Devices 0.9%
752,000	Abaxis	42,736,160
	Instruments & Tests for Vet & Medical Markets
460,900	Sirona Dental Systems (a)	40,268,833
	Manufacturer of Dental Equipment
1,255,500	Wright Medical Group (a)	33,735,285
	Leader in Foot & Ankle Replacement
448,000	Align Technology (a)	25,047,680
	Invisalign System to Correct Malocclusion (Crooked Teeth)
		141,787,958
Health Care: Total		1,629,317,878
Other Industries 6.2%
	> Real Estate 3.7%
2,000,000	Extra Space Storage	117,280,000
	Self Storage Facilities
750,000	Federal Realty	100,095,000
	Shopping Centers
2,450,000	EdR (b)	89,645,500
	Student Housing
1,320,000	Post Properties	77,576,400
	Multifamily Properties
325,000	Jones Lang LaSalle	48,727,250
	Real Estate Services
170,000	Amerco	48,324,200
	North American Moving & Storage King
1,293,750	DCT Industrial Trust	46,135,125
	Industrial Properties
See accompanying notes to financial statements.

Number of Shares		Value
	> Real Estate—continued
2,150,000	Terreno Realty (b)	$44,354,500
	Industrial Properties
872,926	St. Joe (a)	16,053,109
	Florida Panhandle Landowner
39,381	Deltic Timber	2,693,661
	Arkansas Land & Timber
		590,884,745
	> Transportation 1.8%
2,650,000	Rush Enterprises, Class A (a)(b)	84,932,500
550,000	Rush Enterprises, Class B (a)(b)	15,488,000
	Truck Sales & Service
940,000	JB Hunt Transport Services	79,195,000
	Truck & Intermodal Carrier
730,000	Kirby (a)	58,940,200
	Operator of U.S. (Jones Act) Liquid Tank Barges
380,000	Genesee & Wyoming (a)	34,169,600
	Short-line Operator
496,024	Heartland Express	13,397,608
	Regional Trucker
		286,122,908
	> Regulated Utilities 0.7%
1,600,000	Northeast Utilities	85,632,000
	Regulated Electric Utility
500,000	Wisconsin Energy	26,370,000
	Wisconsin Utility
		112,002,000
Other Industries: Total		989,009,653
Energy & Minerals 4.1%
	> Oil & Gas Producers 1.8%
717,000	Energen Corporation	45,715,920
	Oil & Gas Producer with Natural Gas Utility
1,849,600	Rosetta Resources (a)	41,264,576
	Oil & Gas Producer Exploring in Texas
926,000	Carrizo Oil & Gas (a)	38,521,600
	Oil & Gas Producer
632,000	Range Resources	33,780,400
	Oil & Gas Producer
778,000	SM Energy	30,015,240
	Oil & Gas Producer
501,000	PDC Energy (a)	20,676,270
	Oil & Gas Producer in the U.S.
281,000	Clayton Williams (a)	17,927,800
	Oil & Gas Producer
1,210,000	WPX Energy (a)	14,072,300
	Oil & Gas Produced in the U.S. & Argentina
1,800,000	Pacific Rubiales Energy (Colombia) (c)	11,139,611
	Oil Production & Exploration in Colombia
1,400,000	DeeThree Exploration (Canada) (a)	6,157,686
	Canadian Oil & Gas Producer
Number of Shares		Value
42,000,000	Petroamerica Oil (Colombia) (a)	$5,061,112
	Oil Exploration & Production in Colombia
203,000	Bonanza Creek Energy (a)	4,872,000
	Oil & Gas Producer in Western U.S.
67,500,000	Petromanas (Canada) (a)(b)(c)	3,485,970
	Exploring for Oil in Albania
24,115,500	Canadian Overseas Petroleum (Canada) (a)(b)	2,075,702
8,400,000	Canadian Overseas Petroleum (Canada) (a)(b)(d)	686,865
	Oil & Gas Exploration Offshore West Africa
28,962,000	ShaMaran Petroleum (Iraq) (a)	2,742,142
	Oil Exploration & Production in Kurdistan
2,600,000	Petrodorado Energy (Colombia) (a)(b)	302,117
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
		278,497,311
	> Oil Services 1.3%
1,797,579	ShawCor (Canada)	65,602,814
	Oil & Gas Pipeline Products
1,613,000	Hornbeck Offshore (a)	40,276,610
	Supply Vessel Operator in U.S. Gulf of Mexico
964,000	Chart Industries (a)	32,968,800
	Manufacturer of Natural Gas Processing/Storage Equipment
780,000	Gulfport Energy (a)	32,557,200
	Oil & Gas Producer Focused on Utica Shale in Ohio
370,000	FMC Technologies (a)	17,330,800
	Oil & Gas Well Head Manufacturer
289,000	Rowan	6,739,480
	Contract Offshore Driller
2,601,900	Horizon North Logistics (Canada) (c)	5,912,391
	Provider of Diversified Oil Services in Northern Canada
214,100	Black Diamond Group (Canada)	2,347,766
	Provider of Accommodations/ Equipment for Oil Sands Development
		203,735,861
	> Mining 0.9%
505,000	Core Labs (Netherlands) (c)	60,771,700
	Oil & Gas Reservoir Consulting
3,500,000	Alamos Gold (Canada)	25,004,304
	Gold Mining
6,347,100	Kirkland Lake Gold (Canada) (a)(b)(c)	18,301,588
	Gold Mining

See accompanying notes to financial statements.

Columbia Acorn® Fund

Statement of Investments, continued

Number of Shares		Value
	> Mining—continued
599,000	US Silica (c)	$15,388,310
	Provider of Frac Sand & Industrial Sand in U.S.
9,014,700	Argonaut Gold (Canada) (a)(b)(c)	14,199,433
	Gold & Silver Mining
7,103,513	Allied Nevada Gold (a)(b)(c)	6,180,056
	Gold & Silver Mining
3,412,300	Silvercrest Mines (a)	4,170,654
	Gold & Silver Mining
3,000,000	Kaminak Gold (a)	1,988,294
	Exploration Stage Canadian Gold Miner
2,800,000	Alexco Resource (a)	1,454,880
	Mining, Exploration & Environmental Services
		147,459,219
	> Agricultural Commodities 0.1%
1,306,818	Union Agriculture Group (Uruguay) (a)(d)(e)	11,931,248
	Farmland Operator in Uruguay
	> Alternative Energy —%
5,000,000	RGS Energy (a)(b)(c)	2,415,500
	U.S. Residential & Commercial Solar Systems Installer
1,000,000	Synthesis Energy Systems (China) (a)	947,000
	Owner/Operator of Gasification Plants/Technology Licenses
		3,362,500
Energy & Minerals: Total		644,986,139
Total Equities: 97.7% (Cost: $8,478,158,225)		15,568,663,720	(f)
Number of Shares		Value
Short-Term Investments 2.5%
280,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	$280,000,000
128,802,371	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	128,802,371
Total Short-Term Investments: 2.5% (Cost: $408,802,371)		408,802,371
Securities Lending Collateral 3.4%
534,041,419	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	534,041,419
Total Securities Lending Collateral: 3.4% (Cost: $534,041,419)		534,041,419
Total Investments: 103.6% (Cost: $9,421,002,015)(h)		16,511,507,510
Obligation to Return Collateral for Securities Loaned: (3.4)%		(534,041,419)
Cash and Other Assets Less Liabilities: (0.2)%		(42,890,066)
Net Assets: 100.0%		$15,934,576,025

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Security	Balance of Shares Held 12/31/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/14	Value	Dividend
Mettler-Toledo International (1)	1,475,000	-	313,000	1,162,000	$351,458,520	$-
Donaldson	8,400,000	-	448,000	7,952,000	307,185,760	5,304,300
Cepheid	6,170,000	246,000	1,065,200	5,350,800	289,692,312	-
Nordson	3,400,000	-	270,000	3,130,000	244,014,800	2,680,180
Synageva BioPharma	2,392,000	181,000	153,791	2,419,209	224,478,403	-
Informatica (1)	5,500,000	550,000	850,000	5,200,000	198,302,000	-
Moog	3,230,000	-	774,000	2,456,000	181,817,680	-
Akorn (1)	5,417,981	881,485	1,454,466	4,845,000	175,389,000	-
HEICO	3,828,750	-	202,000	3,626,750	171,762,880	483,598
Generac	3,113,000	887,000	368,000	3,632,000	169,832,320	-
Associated Banc-Corp	9,000,000	-	-	9,000,000	167,670,000	3,330,000
iGATE (1)	4,150,000	15,083	565,083	3,600,000	142,128,000	-

See accompanying notes to financial statements.

> Notes to Statement of Investments

Security	Balance of Shares Held 12/31/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/14	Value	Dividend
Rush Enterprises	3,650,000	-	450,000	3,200,000	$100,420,500	$-
EdR (2)	2,450,000	-	-	2,450,000	89,645,500	2,665,110
Globalstar (1)	25,500,000	7,150,000	1,650,000	31,000,000	85,250,000	-
MB Financial (1)	2,860,000	-	280,000	2,580,000	84,778,800	1,448,000
Drew Industries	1,780,000	-	170,000	1,610,000	82,222,700	-
Bankrate	200,000	6,100,300	-	6,300,300	78,312,729	-
SPS Commerce	900,000	580,000	150,000	1,330,000	75,317,900	-
ESCO Technologies	2,300,000	-	352,000	1,948,000	71,881,200	698,640
Knoll	3,669,000	-	303,000	3,366,000	71,258,220	1,724,760
Virtusa	1,985,000	-	327,000	1,658,000	69,088,860	-
World Acceptance	850,000	-	41,657	808,343	64,222,852	-
Navigant Consulting	4,025,000	103,523	-	4,128,523	63,455,399	-
McGrath Rentcorp	2,150,000	-	570,000	1,580,000	56,658,800	2,022,750
Vonage	-	14,044,775	-	14,044,775	53,510,593	-
Ultragenyx Pharmaceutical (1)(2)	1,151,982	472,707	459,715	1,164,974	51,119,059	253,930
Thermon	1,065,000	875,094	-	1,940,094	46,930,874	-
Terreno Realty	2,020,931	129,069	-	2,150,000	44,354,500	1,225,500
Cavco Industries	460,000	40,000	-	500,000	39,635,000	-
Popeyes Louisiana Kitchen (1)	2,000,000	-	1,300,000	700,000	39,389,000	-
Boulder Brands	2,886,552	1,500,000	902,552	3,484,000	38,533,040	-
Sarepta Therapeutics	2,050,000	887,000	413,100	2,523,900	36,520,833	-
Allscripts Healthcare Solutions (1)	9,905,000	-	7,158,800	2,746,200	35,068,974	-
CAI International	1,500,000	-	-	1,500,000	34,800,000	-
PGT	738,564	2,853,636	-	3,592,200	34,592,886	-
InContact	3,740,596	404	-	3,741,000	32,883,390	-
First Busey (1)	4,841,882	-	513,382	4,328,500	28,178,535	919,958
Blackhawk Network (1)	900,000	-	200,000	700,000	26,383,000	-
GTT Communications	-	1,950,000	-	1,950,000	25,798,500	-
Hackett Group	3,274,000	-	370,281	2,903,719	25,523,690	369,754
E2Open	610,000	1,965,000	-	2,575,000	24,745,750	-
Insperity (1)	1,400,000	-	685,000	715,000	24,231,350	2,288,240
Boingo Wireless	2,500,000	300,000	-	2,800,000	21,476,000	-
Amber Road	-	2,000,000	-	2,000,000	20,440,000	-
Marlin Business Services	1,091,000	-	188,790	902,210	18,522,371	489,171
Kirkland Lake Gold	4,900,000	1,447,100	-	6,347,100	18,301,588	-
Gaiam	1,500,000	600,000	-	2,100,000	14,973,000	-
Argonaut Gold	-	9,014,700	-	9,014,700	14,199,433	-
Liquidity Services	900,000	700,000	-	1,600,000	13,072,000	-
Rubicon Technology	-	2,500,000	-	2,500,000	11,425,000	-
Audience	-	2,150,000	-	2,150,000	9,460,000	-
Tangoe (1)	2,100,000	-	1,458,048	641,952	8,364,635	-
Towerstream	3,319,900	680,100	-	4,000,000	7,400,000	-
Exa (1)	1,000,000	-	445,609	554,391	6,530,726	-
Allied Nevada Gold	2,000,000	5,103,513	-	7,103,513	6,180,056	-
Petroamerica Oil (1)	35,000,000	7,000,000	-	42,000,000	5,061,112	-
Petromanas	51,359,500	16,140,500	-	67,500,000	3,485,970	-
Canadian Overseas Petroleum	19,471,000	13,044,500	-	32,515,500	2,762,567	-
RGS Energy	2,600,000	2,400,000	-	5,000,000	2,415,500	-
GLG Life Tech (1)	1,665,270	-	-	1,665,270	458,673	-
Petrodorado Energy (2)	2,600,000	-	-	2,600,000	302,117	-
Acorn Energy (1)	1,161,957	-	1,161,957	-	-	-
Alimera Sciences (1)	2,040,000	-	2,040,000	-	-	-
Bally Technologies (1)	3,105,000	-	3,105,000	-	-	-
Coresite Realty (1)	1,170,000	-	1,170,000	-	-	1,139,962
Duluth Metals (1)	7,025,500	-	7,025,500	-	-	-
Dupont Fabros Technology (1)	3,625,000	-	3,625,000	-	-	1,128,750
H & E Equipment Services (1)	2,508,816	-	2,508,816	-	-	-
II-VI (1)	3,640,000	-	3,640,000	-	-	-

See accompanying notes to financial statements.

Columbia Acorn® Fund

Statement of Investments, continued

> Notes to Statement of Investments

Security	Balance of Shares Held 12/31/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/14	Value	Dividend
Pier 1 Imports (1)	7,185,000	-	7,185,000	-	$-	$939,780
Simplicity Bancorp (1)	452,146	-	452,146	-	-	72,577
tw telecom (1)	9,500,000	-	9,500,000	-	-	-
Total of Affiliated Transactions	320,360,327	104,492,489	66,265,893	358,586,923	$4,443,274,857	$29,184,960

(1) At December 31, 2014, the Fund owned less than five percent of the company's outstanding voting shares.

(2) Includes the effects of a stock split.

  The aggregate cost and value of these companies at December 31, 2014, was $1,936,450,819 and $3,181,183,473, respectively. Investments in affiliated companies represented 19.96% of the Fund's total net assets at December 31, 2014.

(c)  All or a portion of this security was on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $517,888,630.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At December 31, 2014, the market value of these securities amounted to $13,147,231, which represented 0.08% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000,000	$11,931,248
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591,152	686,865
MicroDose Therapeutx Contingent Value Rights	8/14/13	359,944	-	529,118
			$18,591,152	$13,147,231

(e)  Illiquid security.

(f)  On December 31, 2014, the market value of foreign securities represented 4.20% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Canada	$217,238,937	1.36
Netherlands	125,338,953	0.79
India	74,874,429	0.47
Sweden	50,037,952	0.31
South Africa	44,009,075	0.28
Denmark	38,198,138	0.24
France	37,902,569	0.24
Israel	37,686,600	0.24
Colombia	16,502,840	0.10
Uruguay	11,931,248	0.07
Spain	5,671,933	0.04
United Kingdom	5,412,491	0.03
Iraq	2,742,142	0.02
China	947,000	0.01
Total Foreign Portfolio	$668,494,307	4.20

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At December 31, 2014, for federal income tax purposes, the cost of investments was $9,429,781,549 and net unrealized appreciation was $7,081,725,961 consisting of gross unrealized appreciation of $7,688,655,656 and gross unrealized depreciation of $606,929,695.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See accompanying notes to financial statements.

> Notes to Statement of Investments

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of December 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$4,250,272,149	$88,488,372	$-	$4,338,760,521
Industrial Goods & Services	3,695,383,521	140,667,960	-	3,836,051,481
Consumer Goods & Services	2,120,353,406	5,671,933	-	2,126,025,339
Finance	1,960,503,634	44,009,075	-	2,004,512,709
Health Care	1,628,788,760	-	529,118	1,629,317,878
Other Industries	989,009,653	-	-	989,009,653
Energy & Minerals	632,368,026	686,865	11,931,248	644,986,139
Total Equities	15,276,679,149	279,524,205	12,460,366	15,568,663,720
Total Short-Term Investments	408,802,371	-	-	408,802,371
Total Securities Lending Collateral	534,041,419	-	-	534,041,419
Total Investments	$16,219,522,939	$279,524,205	$12,460,366	$16,511,507,510

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  The following table shows transfers between Level 1 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 3	Level 1	Level 3
$14,371,342	$-	$-	$14,371,342

  There were no transfers of financial assets between levels 1 and 2 during the period. Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

  Financial assets were transferred from Level 3 to Level 1 as resale restrictions no longer apply.

See accompanying notes to financial statements.

Columbia Acorn® Fund

Statement of Investments, continued

> Notes to Statement of Investments

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Columbia Acorn International®

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/14	12/31/14
Purchases
Asia
> Japan
Benesse	1,105,800	1,301,200
Ezaki Glico	269,000	746,500
Hamamatsu Photonics	527,500	650,800
NGK Insulators	1,200,000	1,600,000
NGK Spark Plug	1,010,000	1,170,000
Nippon Kayaku	3,196,000	3,260,000
Otsuka	0	419,300
Rohto Pharmaceutical	1,668,900	1,942,000
Ushio	2,900,000	3,850,800
> Taiwan
Advantech	3,078,687	3,118,686
Largan Precision	336,000	364,000
PChome Online	2,139,680	2,300,000
President Chain Store	5,250,000	7,306,000
St. Shine Optical	2,001,000	2,081,000
Vanguard International Semiconductor	3,927,000	14,329,000
> Korea
Cheil Industries	0	122,726
Cheil Worldwide	0	1,187,900
Nongshim	0	94,000
> China
NewOcean Energy	29,072,000	32,790,000
> Singapore
Mapletree Commercial Trust	40,564,179	53,724,268
Mapletree Logistics Trust	19,349,750	20,865,750
Singapore Exchange	5,803,000	6,596,000
> Hong Kong
Lifestyle International	10,000,000	13,120,000
Mapletree Greater China Commercial Trust	50,000,000	52,849,000
> Indonesia
Link Net	0	37,000,000
> Philippines
Puregold Price Club	32,706,600	35,000,000
Europe
> United Kingdom
Aggreko	975,602	1,300,000
Assura	20,900,000	32,700,000
Babcock International	3,590,000	4,000,000
Connect Group	11,184,000	14,379,428
Halma	2,483,322	2,725,000
Rightmove	1,134,000	1,338,000
	Number of Shares
	9/30/14	12/31/14
> Germany
Elringklinger	595,000	745,000
MTU Aero Engines	365,000	465,000
> France
Eutelsat	767,000	798,001
> Netherlands
Brunel	764,253	1,140,000
> Spain
Prosegur	5,042,000	6,564,000
> Italy
Pirelli	1,959,000	2,787,000
Other Countries
> Australia
Challenger Financial	11,515,000	12,550,000
Estia Health	0	5,000,000
Spotless	37,550,000	42,700,000
> Canada
Rona	1,656,569	2,108,517
> New Zealand
Ryman Healthcare	3,738,000	4,011,000
Latin America
> Mexico
Grupo Aeroportuario del Sureste - ADR	200,000	252,000
> Brazil
Odontoprev	6,000,000	6,487,000

See accompanying notes to financial statements.

Columbia Acorn International®

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

	Number of Shares
	9/30/14	12/31/14
Sales
Asia
> Japan
Aeon Mall	2,255,000	2,004,900
Aica Kogyo	1,538,500	1,246,000
Asahi Diamond Industrial	2,100,000	1,914,500
Glory	1,555,000	1,430,000
Hoshizaki Electric	500,000	420,000
Japan Airport Terminal	1,090,000	960,000
Kansai Paint	4,784,600	2,978,600
Lifenet Insurance	1,191,200	488,700
Makita	630,000	600,000
Nabtesco	1,440,000	1,110,000
Nihon Parkerizing	1,222,080	1,104,980
OBIC	838,000	688,000
Omron	603,000	462,000
Rinnai	355,000	309,000
Suruga Bank	1,560,000	1,470,000
Wacom	3,885,400	0
> Taiwan
Delta Electronics	6,729,000	3,761,000
Hermes Microvision	349,750	174,750
Lite-On Technology	11,470,881	5,594,881
> Korea
CJ Corp	316,943	245,944
KEPCO Plant Service & Engineering	294,940	0
KT&G	507,000	349,317
Soulbrain	279,090	86,274
> China
Biostime	3,850,000	0
Jumei International - ADR	580,600	0
> Singapore
CDL Hospitality Trust	20,000,000	17,742,000
Petra Foods	8,900,000	8,500,000
Super Group	3,802,000	0
> Hong Kong
Kingboard Chemicals	5,175,500	4,358,000
Melco Crown Entertainment - ADR	2,178,000	1,800,000
Melco International	16,798,000	15,000,000
MGM China Holdings	8,320,000	7,247,000
Sa Sa International	47,509,000	33,757,000
Vitasoy International	10,000,000	5,818,000
> Indonesia
Ace Indonesia	400,000,000	324,290,001
Archipelago Resources	31,764,600	0
Matahari Department Store	20,000,000	19,000,000
Surya Citra Media	74,536,300	54,535,800
	Number of Shares
	9/30/14	12/31/14
> Philippines
Security Bank	5,555,150	5,000,000
Universal Robina	3,743,130	2,114,550
> Thailand
Robinson Department Store	15,703,000	14,485,000
> Malaysia
Aeon	24,006,700	22,609,800
7-Eleven Malaysia Holdings	51,801,200	46,980,000
Europe
> United Kingdom
Jardine Lloyd Thompson Group	4,365,635	3,950,000
Shaftesbury	3,066,000	1,480,000
Telecity	2,210,000	0
Whitbread	606,940	470,940
> Germany
TAG Immobilien	406,158	0
> Sweden
Hexagon	2,308,522	2,168,522
> Netherlands
Core Labs	143,395	114,395
> Switzerland
Sika	16,300	0
> Finland
Vacon	1,226,866	0
> Iceland
Marel	35,982,499	0
Other Countries
> South Africa
Coronation Fund Managers	14,021,217	13,858,792
Massmart Holdings	2,230,504	0
> Australia
Amcor	7,030,000	6,725,000
Domino's Pizza Enterprises	3,500,000	2,978,993
IAG	14,000,000	10,600,000
MMA Offshore	12,820,287	10,912,000
SAI Global	3,900,000	0
> United States
FMC Technologies	601,213	168,213
Latin America
> Mexico
Genomma Lab International	15,347,000	10,184,000
> Brazil
Beadell Resources	58,937,078	37,336,982
Localiza Rent A Car	4,000,000	2,802,000

See accompanying notes to financial statements.

Columbia Acorn International®

Statement of Investments, December 31, 2014

Number of Shares		Value
		Equities: 94.1%
Asia 42.8%
	> Japan 19.3%
2,978,600	Kansai Paint	$46,144,399
	Paint Producer in Japan, India, China & Southeast Asia
30,000	Orix JREIT	42,188,637
	Diversified REIT
3,260,000	Nippon Kayaku	40,543,242
	Functional Chemicals, Pharmaceuticals & Auto Safety Systems
3,850,800	Ushio	40,102,439
	Industrial Light Sources
1,050,000	FamilyMart	39,547,023
	Convenience Store Operator
1,301,200	Benesse	38,610,435
	Education Service Provider
1,430,000	Glory	38,525,770
	Currency Handling Systems & Related Equipment
960,000	Japan Airport Terminal	37,751,039
	Airport Terminal Operator at Haneda
1,170,000	NGK Spark Plug	35,550,945
	Automobile Parts
2,004,900	Aeon Mall	35,528,774
	Suburban Shopping Mall Developer, Owner & Operator
6,149	Kenedix Office Investment	34,804,239
	Tokyo Mid-size Office REIT
434,400	Disco	34,744,418
	Semiconductor Dicing & Grinding Equipment
1,600,000	NGK Insulators	32,797,283
	Ceramic Products for Auto, Power & Electronics
960,000	Misumi Group	31,656,187
	Industrial Components Distributor
2,150,000	Park24	31,650,928
	Parking Lot Operator
650,800	Hamamatsu Photonics	30,980,048
	Optical Sensors for Medical & Industrial Applications
4,872,000	NOF	30,785,305
	Specialty Chemicals, Life Science & Rocket Fuels
264,400	Hirose Electric	30,676,490
	Electrical Connectors
750,000	Kintetsu World Express	28,778,874
	Airfreight Logistics
970,000	Nippon Paint Holdings	28,108,662
	Paints for Automotive, Decorative & Industrial Usage
1,402,000	Tamron (a)	27,797,869
	Camera Lenses
1,129,000	Ariake Japan	27,452,191
	Commercial Soup & Sauce Extracts
1,580,000	Daiseki	27,297,290
	Waste Disposal & Recycling
Number of Shares		Value
643,000	Nakanishi	$27,297,114
	Dental Tools & Machinery
600,000	Makita	27,037,193
	Power Tools
1,470,000	Suruga Bank	27,014,176
	Regional Bank
208,000	Shimano	26,940,511
	Manufacturer of Bicycle Components & Fishing Tackle
1,110,000	Nabtesco	26,827,201
	Machinery Components
486,600	Santen Pharmaceutical	26,196,007
	Specialty Pharma (Ophthalmic Medicine)
746,500	Ezaki Glico	26,095,707
	Confectionary, Ice Cream & Dairy Products
1,600,000	OSG	25,819,113
	Consumable Cutting Tools
8,340,000	Aozora Bank	25,816,838
	Commercial Bank
1,246,000	Aica Kogyo	25,731,219
	Laminated Sheets, Building Materials & Chemical Adhesives
792,900	Toyo Suisan Kaisha	25,530,504
	Instant Noodles & Processed Foods
2,736,000	Moshi Moshi Hotline	25,252,086
	Call Center Operator
1,104,980	Nihon Parkerizing	25,210,166
	Metal Surface Treatment Chemicals & Processing Service
1,942,000	Rohto Pharmaceutical	24,263,266
	Pharmaceutical, Health & Beauty Products
1,107,000	Stanley Electric	23,903,959
	Automobile Lighting & LED Equipment
1,205,000	Aeon Financial Service	23,799,858
	Diversified Consumer-related Finance Company in Japan
2,000,000	Toto	23,265,410
	Toilets & Bathroom Fittings
930,000	JIN (b)	23,236,639
	Eyeglasses Retailer
1,600,000	Doshisha	22,592,036
	Consumer Goods Wholesaler
688,000	OBIC	22,325,402
	Computer Software
4,800	Industrial & Infrastructure Fund	22,205,532
	Industrial REIT in Japan
309,000	Rinnai	20,762,389
	Gas Appliances for Home & Commercial Use
462,000	Omron	20,667,797
	Electric Components for Factory Automation
420,000	Hoshizaki Electric	20,238,938
	Commercial Kitchen Equipment
835,000	Icom (a)	20,090,612
	Two-way Radio Communication Equipment

See accompanying notes to financial statements.

Columbia Acorn International®

Statement of Investments, continued

Number of Shares		Value
	> Japan—continued
1,914,500	Asahi Diamond Industrial	$20,016,215
	Consumable Diamond Tools
8,150	Japan Retail Fund	17,223,263
	Retail REIT in Japan
255,800	Hikari Tsushin	15,558,892
	Office IT/Mobiles/Insurance Distribution
571,080	Milbon	15,546,925
	Hair Products for Salons
419,300	Otsuka	13,295,353
	One-stop IT Services & Office Supplies Provider
575,600	MonotaRO (b)	11,597,760
	Online Maintenance, Repair and Operations Goods Distributor in Japan
488,700	Lifenet Insurance (b)(c)	1,324,310
	Online Life Insurance Company in Japan
		1,494,704,878
	> Taiwan 4.2%
7,306,000	President Chain Store	56,430,258
	Taiwanese Convenience Chain Store Operator
2,081,000	St. Shine Optical	33,950,792
	Disposable Contact Lens Original Equipment Manufacturer
5,410,000	Novatek Microelectronics	30,231,615
	Display Related Integrated Circuit Designer
12,570,000	Far EasTone Telecom	28,958,139
	Taiwanese Mobile Operator
364,000	Largan Precision	27,247,682
	Mobile Device Camera Lenses & Modules
2,300,000	PChome Online	24,692,759
	Taiwanese Internet Retail Company
14,329,000	Vanguard International Semiconductor	23,447,165
	Semiconductor Foundry
3,118,686	Advantech	22,895,443
	Industrial PC & Components
3,761,000	Delta Electronics	22,224,640
	Industrial Automation, Switching Power Supplies & Passive Components
1,925,000	Ginko International	20,314,145
	Contact Lens Maker in China
6,427,000	Chroma Ate	16,621,061
	Automatic Test Systems, Testing & Measurement Instruments
174,750	Hermes Microvision	8,739,363
	E-beam Inspection Systems for Semiconductor Integrated Circuits
5,594,881	Lite-On Technology	6,391,478
	Mobile Device, LED & PC Server Component Supplier
		322,144,540
Number of Shares		Value
	> Korea 3.1%
245,944	CJ Corp	$34,821,021
	Holding Company of Korean Consumer Conglomerate
631,865	LS Industrial Systems	34,313,078
	Electrical & Automation Equipment
349,317	KT&G	24,254,255
	Tobacco & Ginseng Products
295,580	Coway	22,538,457
	Household Appliance Rentals
94,000	Nongshim	21,564,561
	Instant Noodles, Snacks & Bottled Water
974,261	Paradise	20,767,504
	Korean Casino Operator
758,028	LF Corp	20,540,920
	Apparel Design & Retail
1,187,900	Cheil Worldwide (c)	18,588,800
	Advertising
122,726	Cheil Industries (c)	17,641,548
	Holding Company of Samsung Group
591,876	Grand Korea Leisure	17,202,215
	'Foreigner Only' Casino Group in Korea
86,274	Soulbrain	2,509,312
	Electronic Chemical Producer
		234,741,671
	> India 3.0%
13,478,000	Zee Entertainment Enterprises	80,960,947
	Programmer of Pay Television Content
3,423,265	Asian Paints	40,577,153
	Paint Company
6,095,000	Adani Ports & Special Economic Zone	30,679,178
	Indian West Coast Shipping Port
90,000	Bosch	27,794,506
	Automotive Parts
2,085,000	United Breweries	27,486,487
	Brewer
920,000	Colgate Palmolive India	25,983,244
	Consumer Products in Oral Care
		233,481,515
	> China 2.7%
2,500,000	WuXi PharmaTech - ADR (c)	84,175,000
	Contract Research Organization Business in China
83,100,000	Sihuan Pharmaceuticals	55,274,689
	Chinese Generic Drug Manufacturer
407,570	BitAuto - ADR (b)(c)	28,697,004
	Automotive Information Website for Buyers & Dealers
35,119,000	AMVIG Holdings	15,171,368
	Chinese Tobacco Packaging Material Supplier
17,890,000	CIMC Enric	14,115,824
	Produces Tanks & Equipment to Supply Natural Gas & Liquefied Natural Gas

See accompanying notes to financial statements.

Number of Shares		Value
	> China—continued
32,790,000	NewOcean Energy (b)	$12,589,624
	Southern China Liquefied Petroleum Gas Distributor
		210,023,509
	> Singapore 2.6%
53,724,268	Mapletree Commercial Trust	57,171,925
	Retail & Office Property Landlord
6,596,000	Singapore Exchange	38,778,644
	Singapore Equity & Derivatives Market Operator
8,500,000	Petra Foods	24,360,487
	Chocolate Manufacturer in South East Asia
13,500,000	Ascendas REIT	24,215,667
	Industrial Property Landlord
17,742,000	CDL Hospitality Trust	23,305,084
	Hotel Owner Operator
20,865,750	Mapletree Logistics Trust	18,630,540
	Industrial Property Landlord
15,000,000	Mapletree Industrial Trust	16,783,128
	Industrial Property Landlord
		203,245,475
	> Hong Kong 2.6%
1,800,000	Melco Crown Entertainment - ADR	45,720,000
	Macau Casino Operator
52,849,000	Mapletree Greater China Commercial Trust	37,823,829
	Retail & Office Property Landlord
15,000,000	Melco International	32,836,786
	Macau Casino Operator
13,120,000	Lifestyle International	27,611,614
	Mid- to High-end Department Store Operator in Hong Kong & China
33,757,000	Sa Sa International (b)	23,549,236
	Cosmetics Retailer
7,247,000	MGM China Holdings	18,298,055
	Macau Casino Operator
5,818,000	Vitasoy International	8,413,794
	Hong Kong Soy Food Brand
4,358,000	Kingboard Chemicals	7,317,616
	Paper & Glass Laminates, PCB, Specialty Chemicals & Properties
		201,570,930
	> Indonesia 1.7%
33,000,000	Tower Bersama Infrastructure	25,809,845
	Communications Towers
19,000,000	Matahari Department Store	22,894,258
	Department Store Chain in Indonesia
324,290,000	Ace Indonesia	20,501,327
	Home Improvement Retailer
220,150,800	Arwana Citramulia	15,391,849
	Ceramic Tiles for Home Decoration
Number of Shares		Value
54,535,800	Surya Citra Media	$15,390,151
	Free to Air TV Station in Indonesia
37,000,000	Link Net (c)	14,698,426
	Fixed Broadband & CATV Service Provider
5,600,000	Mayora Indah	9,448,261
	Consumer Branded Food Manufacturer
49,000,000	MNC Skyvision	6,330,238
	Satellite Pay TV Operator in Indonesia
		130,464,355
	> Philippines 1.4%
35,000,000	Puregold Price Club	29,981,495
	Supermarket Operator in the Philippines
17,000,000	Robinsons Retail Holdings	28,768,792
	Multi-format Retailer in the Philippines
78,170,000	Melco Crown (Philippines) Resorts (c)	23,642,949
	Integrated Resort Operator in Manila
5,000,000	Security Bank	16,936,167
	Commercial Bank in the Philippines
2,114,550	Universal Robina	9,219,198
	Branded Consumer Food Manufacturer in the Philippines
		108,548,601
	> Thailand 1.1%
4,360,000	Airports of Thailand	37,146,292
	Airport Operator of Thailand
107,731,500	Home Product Center	26,961,612
	Home Improvement Retailer
14,485,000	Robinson Department Store	19,716,276
	Department Store Operator in Thailand
		83,824,180
	> Cambodia 0.6%
60,000,000	Nagacorp	48,894,346
	Casino & Entertainment Complex in Cambodia
	> Malaysia 0.5%
22,609,800	Aeon	20,307,312
	Shopping Center & Department Store Operator
46,980,000	7-Eleven Malaysia Holdings (c)	20,154,440
	Exclusive 7-Eleven Franchisor for Malaysia
		40,461,752
Asia: Total		3,312,105,752

See accompanying notes to financial statements.

Columbia Acorn International®

Statement of Investments, continued

Number of Shares		Value
Europe 30.1%
	> United Kingdom 9.8%
4,000,000	Babcock International	$65,529,106
	Public Sector Outsourcer
1,300,000	Spirax Sarco	57,871,906
	Steam Systems for Manufacturing & Processing Industries
3,950,000	Jardine Lloyd Thompson Group	55,162,009
	International Business Insurance Broker
2,430,000	WH Smith	50,815,383
	Newsprint, Books & General Stationery Retailer
1,338,000	Rightmove	46,660,306
	Internet Real Estate Listings
958,646	Fidessa Group	35,710,105
	Software for Financial Trading Systems
470,940	Whitbread	34,852,503
	UK Hotelier & Coffee Shop
14,379,428	Connect Group (a)	34,322,292
	Newspaper & Magazine Distributor
4,550,000	Abcam	33,029,289
	Online Sales of Antibodies
1,300,000	Aggreko	30,315,995
	Temporary Power & Temperature Control Services
4,712,000	Ocado (b)(c)	29,166,860
	Online Grocery Retailer
2,660,000	Domino's Pizza UK & Ireland	29,042,901
	Pizza Delivery in the UK, Ireland & Germany
2,725,000	Halma	29,026,522
	Health & Safety Sensor Technology
1,510,000	Smith and Nephew	27,229,143
	Medical Equipment & Supplies
35,245,747	Cable and Wireless	27,091,940
	Telecommunications Services Provider in the Caribbean
32,700,000	Assura	25,992,790
	Primary Health Care Property Developer
6,534,800	Polypipe	25,003,689
	Manufacturer of Plastic Piping & Fittings
3,277,885	Halfords	23,919,695
	UK Retailer for Leisure Goods & Auto Parts
5,650,001	Elementis	22,902,088
	Specialty Chemicals
2,834,000	PureCircle (c)	22,689,046
	Natural Sweeteners
5,800,000	RPS Group	18,902,402
	Consultant Specializing in Energy, Water, Urban Planning, Health & Safety
Number of Shares		Value
908,500	AVEVA	$18,606,096
	Engineering Software
1,480,000	Shaftesbury	17,909,543
	London Prime Retail REIT
		761,751,609
	> Germany 3.2%
1,663,000	Wirecard	72,513,646
	Online Payment Processing & Risk Management
130,000	Rational	40,733,523
	Commercial Ovens
465,000	MTU Aero Engines	40,411,136
	Airplane Engine Components & Services
795,000	NORMA Group	37,946,095
	Clamps for Automotive & Industrial Applications
795,000	Aurelius	30,087,698
	European Turnaround Investor
745,000	Elringklinger (b)	25,758,832
	Automobile Components
		247,450,930
	> Sweden 3.1%
2,168,522	Hexagon	66,897,903
	Design, Measurement & Visualization Software & Equipment
818,422	Unibet	51,705,503
	European Online Gaming Operator
1,580,000	Swedish Match	49,508,540
	Swedish Snus
3,255,024	Sweco	44,260,193
	Engineering Consultants
1,044,000	Mekonomen	27,237,837
	Nordic Integrated Wholesaler/ Retailer of Automotive Parts & Service
		239,609,976
	> France 2.5%
1,350,000	Neopost	77,014,552
	Postage Meter Machines
146,000	Eurofins Scientific	37,266,825
	Food, Pharmaceuticals & Materials Screening & Testing
798,001	Eutelsat	25,807,075
	Fixed Satellite Services
163,400	Norbert Dentressangle	24,084,705
	European Logistics & Transport Group
729,096	Saft	22,115,064
	Niche Battery Manufacturer
1,831,204	Hi-Media (b)(c)	5,494,680
	Online Advertiser in Europe
		191,782,901
	> Netherlands 2.2%
2,491,770	Aalberts Industries	73,484,903
	Flow Control & Heat Treatment
790,670	Arcadis	23,714,268
	Engineering Consultants
See accompanying notes to financial statements.

Number of Shares		Value
	> Netherlands—continued
404,124	Vopak	$20,966,753
	Operator of Petroleum & Chemical Storage Terminals
237,700	Gemalto	19,399,284
	Digital Security Solutions
1,140,000	Brunel	18,667,725
	Temporary Specialist & Energy Staffing
114,395	Core Labs (b)	13,766,294
	Oil & Gas Reservoir Consulting
		169,999,227
	> Spain 2.1%
7,828,000	DIA	53,043,165
	Discount Retailer in Spain & Latin America
794,000	Viscofan	42,126,681
	Sausage Casings Maker
6,564,000	Prosegur	37,396,926
	Security Guards
830,000	Bolsas y Mercados Españoles	32,146,208
	Spanish Stock Markets
		164,712,980
	> Switzerland 2.1%
263,500	Partners Group	76,661,973
	Private Markets Asset Management
179,000	Geberit	60,556,212
	Plumbing Supplies
72,500	INFICON	22,478,500
	Gas Detection Instruments
		159,696,685
	> Denmark 1.8%
1,315,800	Novozymes	55,386,707
	Industrial Enzymes
1,932,063	SimCorp	51,011,579
	Software for Investment Managers
709,000	Jyske Bank (c)	35,837,383
	Danish Bank
		142,235,669
	> Finland 1.1%
7,766,000	Sponda	33,804,172
	Office, Retail & Logistics Properties
1,669,000	Tikkurila	29,149,797
	Decorative & Industrial Paint in Scandinavia & Central & Eastern Europe
711,000	Konecranes	20,331,177
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
		83,285,146
	> Norway 0.9%
2,613,864	Atea	27,004,901
	Nordic IT Hardware/Software Reseller & Installation Company
Number of Shares		Value
3,784,000	Orkla	$25,759,456
	Food & Brands, Aluminum, Chemicals Conglomerate
1,321,000	Subsea 7	13,517,662
	Offshore Subsea Contractor
		66,282,019
	> Kazakhstan 0.6%
5,143,000	Halyk Savings Bank of Kazakhstan - GDR	43,715,500
	Retail Bank & Insurer in Kazakhstan
	> Italy 0.5%
2,787,000	Pirelli	37,589,393
	Global Tire Supplier
	> Belgium 0.2%
516,965	EVS Broadcast Equipment	18,665,061
	Digital Live Mobile Production Software & Systems
Europe: Total		2,326,777,096
Other Countries 17.6%
	> South Africa 5.0%
13,858,792	Coronation Fund Managers	137,151,874
	South African Fund Manager
777,188	Naspers	100,533,337
	Media in Africa, China, Russia & other Emerging Markets
20,179,300	Rand Merchant Insurance	71,278,010
	Directly Sold Property & Casualty Insurance; Holdings in other Insurers
2,644,083	Mr. Price	53,486,851
	South African Retailer of Apparel, Household & Sporting Goods
8,679,940	Northam Platinum (c)	27,360,931
	Platinum Mining in South Africa
		389,811,003
	> Australia 4.8%
6,725,000	Amcor	73,990,708
	Global Leader in Flexible & Rigid Packaging
12,550,000	Challenger Financial	66,295,863
	Annuity Provider in Australia
42,700,000	Spotless (c)	66,143,743
	Facility Management & Catering Company
2,978,993	Domino's Pizza Enterprises	60,655,383
	Domino's Pizza Operator in Australia & New Zealand
10,600,000	IAG	53,821,673
	General Insurance Provider
5,000,000	Estia Health (c)	19,348,676
	Residential Aged Care Operator
2,196,850	Austbrokers	18,204,106
	Local Australian Small Business Insurance Broker
10,912,000	MMA Offshore	10,939,429
	Support Vessels for Offshore Oil/Gas Industry
		369,399,581

See accompanying notes to financial statements.

Columbia Acorn International®

Statement of Investments, continued

Number of Shares		Value
	> Canada 4.2%
862,772	CCL Industries	$93,473,155
	Global Label Converter
3,188,000	CAE	41,379,790
	Flight Simulator Equipment & Training Centers
1,067,730	ShawCor	38,966,907
	Oil & Gas Pipeline Products
490,200	Onex Capital	28,463,498
	Private Equity
525,260	Ag Growth	25,548,668
	Manufacturer of Augers & Grain Handling Equipment
2,108,517	Rona	25,135,962
	Canadian Home Improvement Retailer
3,622,000	Canadian Energy Services & Technology (b)	19,796,609
	North American Drilling Fluids & Chemicals
1,108,857	Baytex (b)	18,439,591
	Oil & Gas Producer in Canada
2,168,377	DeeThree Exploration (c)	9,537,275
1,130,000	DeeThree Exploration (c)(d)	4,870,730
	Canadian Oil & Gas Producer
551,976	Black Diamond Group	6,052,827
	Provider of Accommodations/ Equipment for Oil Sands Development
766,000	Trilogy Energy	5,215,235
	Oil & Gas Producer in Canada
1,901,514	Horizon North Logistics (b)	4,320,879
	Provider of Diversified Oil Services in Northern Canada
		321,201,126
	> United States 1.9%
1,272,297	Textainer Group Holdings (b)	43,665,233
	Top International Container Leaser
350,000	Synageva BioPharma (b)(c)	32,476,500
	Biotech Focused on Orphan Diseases
912,000	Bladex	27,451,200
	Latin American Trade Financing House
685,900	Rowan	15,995,188
	Contract Offshore Driller
634,500	Hornbeck Offshore (c)	15,843,465
	Supply Vessel Operator in U.S. Gulf of Mexico
168,213	FMC Technologies (c)	7,879,097
	Oil & Gas Well Head Manufacturer
225,000	Chart Industries (c)	7,695,000
	Manufacturer of Natural Gas Processing/Storage Equipment
		151,005,683
Number of Shares		Value
	> New Zealand 1.1%
10,800,000	Auckland International Airport	$35,536,052
	Auckland Airport Operator
4,011,000	Ryman Healthcare	26,606,179
	Retirement Village Operator
8,000,000	Sky City Entertainment	24,169,714
	Casino & Entertainment Complex
		86,311,945
	> Israel 0.6%
791,000	Caesarstone	47,317,620
	Quartz Countertops
Other Countries: Total		1,365,046,958
Latin America 3.6%
	> Mexico 1.3%
252,000	Grupo Aeroportuario del Sureste - ADR	33,223,680
	Mexican Airport Operator
12,339,000	Qualitas	25,541,511
	Auto Insurer in Mexico & Central America
2,200,000	Gruma	23,458,714
	Tortilla Producer & Distributor
10,184,000	Genomma Lab International (c)	19,368,841
	Developer, Marketer & Distributor of Consumer Products
		101,592,746
	> Brazil 1.2%
2,802,000	Localiza Rent A Car	37,641,795
	Car Rental
6,487,000	Odontoprev	24,062,080
	Dental Insurance
1,184,000	Linx	22,493,417
	Retail Management Software in Brazil
37,336,982	Beadell Resources (b)(c)	6,762,258
	Gold Mining in Brazil
		90,959,550
	> Colombia 0.4%
23,377,000	Isagen	29,165,918
	Colombian Electricity Provider
	> Guatemala 0.3%
1,626,600	Tahoe Resources	22,611,112
	Silver Project in Guatemala
	> Chile 0.3%
921,000	Sociedad Quimica y Minera de Chile - ADR	21,993,480
	Producer of Specialty Fertilizers, Lithium & Iodine
	> Uruguay 0.1%
1,306,818	Union Agriculture Group (c)(d)(e)	11,931,248
	Farmland Operator in Uruguay
Latin America: Total		278,254,054
Total Equities: 94.1% (Cost: $5,764,507,118)		7,282,183,860	(f)

See accompanying notes to financial statements.

Number of Shares		Value
Short-Term Investments 5.2%
220,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	$220,000,000
180,694,890	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	180,694,890
Total Short-Term Investments: 5.2% (Cost: $400,694,890)		400,694,890
Number of Shares		Value
Securities Lending Collateral 1.4%
105,532,274	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	$105,532,274
Total Securities Lending Collateral: 1.4% (Cost: $105,532,274)		105,532,274
Total Investments: 100.7% (Cost: $6,270,734,282)(h)		7,788,411,024
Obligation to Return Collateral for Securities Loaned: (1.4)%		(105,532,274)
Cash and Other Assets Less Liabilities: 0.7%		50,599,385
Net Assets: 100.0%		$7,733,478,135

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Security	Balance of Shares Held 12/31/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/14	Value	Dividend
Connect Group	10,944,000	4,353,749	918,321	14,379,428	$34,322,292	$1,907,037
Icom	835,000	-	-	835,000	20,090,612	237,621
Tamron	573,700	828,300	-	1,402,000	27,797,869	572,199
Beadell Resources (1)	58,937,078	-	21,600,096	37,336,982	6,762,258	-
Archipelago Resources (1)	31,764,600	-	31,764,600	-	-	-
Empresas Hites (1)	23,162,664	-	23,162,664	-	-	-
Total of Affiliated Transactions	126,217,042	5,182,049	77,445,681	53,953,410	$88,973,031	$2,716,857

(1)  At December 31, 2014, the Fund owned less than five percent of the company's outstanding voting shares.

The aggregate cost and value of these companies at December 31, 2014, was $89,062,228 and $82,210,773, respectively. Investments in affiliated companies represented 1.06% of the Fund's total net assets at December 31, 2014.

(b)  All or a portion of this security was on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $101,872,493.

(c)  Non-income producing security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At December 31, 2014, the market value of these securities amounted to $16,801,978, which represented 0.22% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000,000	$11,931,248
DeeThree Exploration	9/7/10	1,130,000	2,950,812	4,870,730
			$17,950,812	$16,801,978

(e)  Illiquid security.

See accompanying notes to financial statements.

Columbia Acorn International®

Statement of Investments, continued

> Notes to Statement of Investments

(f)  On December 31, 2014, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,494,704,878	19.3
Euro	899,719,343	11.6
British Pound	761,751,609	9.8
U.S. Dollar	481,545,509	6.2
South African Rand	389,811,004	5.1
Other currencies less than 5% of total net assets	3,254,651,517	42.1
Total Equities	$7,282,183,860	94.1

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At December 31, 2014, for federal income tax purposes, the cost of investments was $6,372,747,494 and net unrealized appreciation was $1,415,663,530 consisting of gross unrealized appreciation of $1,932,627,003 and gross unrealized depreciation of $516,963,473.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of December 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$158,592,004	$3,153,513,748	$-	$3,312,105,752
Europe	13,766,294	2,313,010,802	-	2,326,777,096
Other Countries	514,653,699	850,393,259	-	1,365,046,958
Latin America	259,560,548	6,762,258	11,931,248	278,254,054
Total Equities	946,572,545	6,323,680,067	11,931,248	7,282,183,860
Total Short-Term Investments	400,694,890	-	-	400,694,890
Total Securities Lending Collateral	105,532,274	-	-	105,532,274
Total Investments	$1,452,799,709	$6,323,680,067	$11,931,248	$7,788,411,024

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Columbia Acorn International®

Portfolio Diversification

At December 31, 2014, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$506,671,903	6.6
Machinery	482,299,182	6.2
Other Industrial Services	420,517,905	5.4
Outsourcing Services	187,737,500	2.4
Conglomerates	181,794,626	2.4
Electrical Components	180,672,150	2.3
Construction	85,559,900	1.1
Industrial Distribution	11,597,760	0.2
	2,056,850,926	26.6
> Consumer Goods & Services
Retail	619,547,181	8.0
Food & Beverage	317,354,170	4.1
Casinos & Gaming	283,237,071	3.7
Nondurables	176,906,442	2.3
Other Durable Goods	144,747,198	1.9
Restaurants	124,550,787	1.6
Consumer Goods Distribution	98,456,464	1.3
Other Consumer Services	50,150,071	0.6
Furniture & Textiles	47,317,620	0.6
Educational Services	38,610,435	0.5
Travel	37,641,795	0.5
Consumer Electronics	27,797,869	0.3
Apparel	20,540,920	0.3
	1,986,858,023	25.7
> Information
Business Software	217,044,503	2.8
Internet Related	175,890,647	2.3
Financial Processors	111,292,290	1.4
Semiconductors & Related Equipment	97,162,560	1.3
Computer Hardware & Related Equipment	89,575,906	1.2
Entertainment Programming	80,960,947	1.0
Instrumentation	76,627,631	1.0
Mobile Communications	74,858,596	1.0
Computer Services	40,300,254	0.5
Satellite Broadcasting & Services	32,137,313	0.4
Telecommunications Equipment	27,247,682	0.4
Telephone & Data Services	27,091,940	0.3
Business Information & Marketing Services	25,252,086	0.3
Advertising	24,083,480	0.3
TV Broadcasting	15,390,151	0.2
Cable TV	14,698,426	0.2
	1,129,614,412	14.6
	Value	Percentage of Net Assets
> Finance
Insurance	$315,689,561	4.1
Brokerage & Money Management	213,813,848	2.8
Banks	200,571,122	2.6
Finance Companies	72,128,731	0.9
Financial Processors	32,146,208	0.4
	834,349,470	10.8
> Other Industries
Real Estate	407,587,124	5.3
Transportation	167,741,768	2.1
Regulated Utilities	29,165,918	0.4
	604,494,810	7.8
> Health Care
Pharmaceuticals	165,645,696	2.2
Medical Supplies	87,294,226	1.1
Medical Equipment & Devices	54,526,257	0.7
Health Care Services	45,954,855	0.6
Biotechnology & Drug Delivery	32,476,500	0.4
	385,897,534	5.0
> Energy & Minerals
Oil Services	130,067,633	1.7
Mining	70,500,595	0.9
Oil & Gas Producers	38,062,832	0.5
Oil Refining, Marketing & Distribution	33,556,377	0.4
Agricultural Commodities	11,931,248	0.1
	284,118,685	3.6
Total Equities:	7,282,183,860	94.1
Short-Term Investments:	400,694,890	5.2
Securities Lending Collateral:	105,532,274	1.4
Total Investments:	7,788,411,024	100.7
Obligation to Return Collateral for Securities Loaned:	(105,532,274)	(1.4)
Cash and Other Assets Less Liabilities:	50,599,385	0.7
Net Assets:	$7,733,478,135	100.0

See accompanying notes to financial statements.

Columbia Acorn USA®

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/14	12/31/14
Purchases
Information
Fleetmatics	0	96,949
SPS Commerce	265,000	290,000
Textura	94,954	128,934
Virtusa	212,821	227,000
Consumer Goods & Services
Buffalo Wild Wings	0	18,500
Fox Factory Holding	10,005	102,184
Gentex	104,000	148,000
Michaels Stores	251,733	368,564
Finance
ViewPoint Financial	0	373,487
Health Care
Abaxis	40,482	61,200
Medidata Solutions	171,000	184,500
Sarepta Therapeutics	314,000	338,500
VWR	0	86,300
Wright Medical Group	106,000	200,300
Energy & Minerals
Bonanza Creek Energy	0	47,000
US Silica	0	49,000
	Number of Shares
	9/30/14	12/31/14
Sales
Information
Ansys	343,000	330,000
Commvault Systems	50,000	0
Concur Technologies	54,000	0
Monolithic Power Systems	255,000	152,000
Plexus	215,000	0
RCM Technologies	582,000	302,000
RealPage	275,000	0
SBA Communications	48,000	23,000
Ultratech	238,000	0
Industrial Goods & Services
HEICO	757,500	725,500
Kennametal	264,000	239,000
Moog	368,610	312,000
Nordson	590,000	515,000
PolyOne	73,000	0
Consumer Goods & Services
Avis Budget Group	887,950	791,950
Caesarstone (Israel)	333,814	225,187
Casey's General Stores	204,931	130,279
Fiesta Restaurant Group	112,000	68,000
Interface	688,000	502,000
Pier 1 Imports	243,023	0
Pool	275,000	260,000
Finance
Hudson Valley	89,700	0
MB Financial	801,000	733,000
TCF Financial	487,000	0
Textainer Group Holdings	218,788	83,000
ViewPoint Financial	373,487	0
Heath Care
Akorn	694,200	657,117
Allscripts Healthcare Solutions	724,900	581,600
Cepheid	581,600	558,500
Seattle Genetics	414,000	380,800
Other Industries
Coresite Realty	223,000	0
Hudson Pacific Properties	116,000	0
Kite Realty Group	313,750	0
St. Joe	356,000	153,098

See accompanying notes to financial statements.

Columbia Acorn USA®

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

	Number of Shares
	9/30/14	12/31/14
Sales (continued)
Energy & Minerals
Bill Barrett Corporation	120,000	0
Carrizo Oil & Gas	135,000	120,000
Core Labs (Netherlands)	70,000	55,000
Hornbeck Offshore	224,000	198,000
Laredo Petroleum	159,000	0
Parsley Energy	143,000	0
Rice Energy	45,000	0
Rosetta Resources	237,000	159,000

See accompanying notes to financial statements.

Columbia Acorn USA®

Statement of Investments, December 31, 2014

Number of Shares		Value
		Equities: 99.0%
Information 22.4%
	> Business Software 7.9%
330,000	Ansys (a)	$27,060,000
	Simulation Software for Engineers & Designers
633,000	Informatica (a)	24,139,455
	Enterprise Data Integration Software
290,000	SPS Commerce (a)	16,422,700
	Supply Chain Management Software Delivered via the Web
134,000	NetSuite (a)	14,628,780
	End-to-end IT Systems Solution Delivered via the Web
119,000	DemandWare (a)	6,847,260
	E-Commerce Website Platform for Retailers & Apparel Manufacturers
82,000	Envestnet (a)	4,029,480
	Technology Platform for Investment Advisors
128,934	Textura (a)(b)	3,670,751
	Construction Vendor Management Software
394,187	InContact (a)	3,464,904
	Call Center Systems Delivered via the Web & Telco Services
96,949	Fleetmatics (a)	3,440,720
	Fleet Management Software
171,861	Exa (a)	2,024,523
	Simulation Software
196,000	E2Open (a)(b)	1,883,560
	Supply Chain Management Software & Supplier/Partner Network
315,000	Five9 (a)(b)	1,411,200
	Call Center Software
64,563	Workiva (a)	865,144
	Software Platform for Report Creation
95,950	Covisint (a)	254,267
	Collaboration Software Platform Provider
		110,142,744
	> Instrumentation 6.2%
157,000	Mettler-Toledo International (a)	47,486,220
	Laboratory Equipment
427,000	IPG Photonics (a)(b)	31,990,840
	Fiber Lasers
274,000	Trimble Navigation (a)	7,271,960
	GPS-based Instruments
		86,749,020
	> Computer Services 2.7%
506,000	ExlService Holdings (a)	14,527,260
	Business Process Outsourcing
227,000	Virtusa (a)	9,459,090
	Offshore IT Outsourcing
327,000	WNS - ADR (India) (a)	6,755,820
	Offshore Business Process Outsourcing Services
465,262	Hackett Group	4,089,653
	IT Integration & Best Practice Research
302,000	RCM Technologies	2,114,000
	Technology & Engineering Services
		36,945,823
Number of Shares		Value
	> Telecommunications Equipment 1.4%
710,278	Infinera (a)	$10,455,292
	Optical Networking Equipment
281,000	CalAmp (a)	5,142,300
	Machine-to-machine Communications
369,000	Ixia (a)	4,151,250
	Telecom Network Test Equipment
		19,748,842
	> Semiconductors & Related Equipment 1.1%
970,000	Atmel (a)	8,143,150
	Microcontrollers, Radio Frequency & Memory Semiconductors
152,000	Monolithic Power Systems	7,560,480
	High Performance Analog & Mixed Signal Integrated Circuits
50,657	Rubicon Technology (a)	231,503
	Producer of Sapphire for the Lighting, Electronics & Automotive Industries
		15,935,133
	> Computer Hardware & Related Equipment 1.0%
101,000	Rogers (a)	8,225,440
	Printed Circuit Materials & High-performance Foams
78,000	Belden	6,147,180
	Specialty Cable
		14,372,620
	> Financial Processors 0.6%
95,000	Global Payments	7,669,350
	Credit Card Processor
153,000	Liquidity Services (a)	1,250,010
	E-Auctions for Surplus & Salvage Goods
		8,919,360
	> Internet Related 0.6%
280,831	RetailMeNot (a)(b)	4,105,749
	Digital Coupon Marketplace
951,000	Vonage (a)	3,623,310
	Business & Consumer Internet Telephony
		7,729,059
	> Business Information & Marketing Services 0.4%
211,000	RPX (a)	2,907,580
	Patent Aggregation & Defensive Patent Consulting
218,000	Bankrate (a)	2,709,740
	Internet Advertising for the Insurance, Credit Card & Banking Markets
		5,617,320
	> Telephone & Data Services 0.3%
621,000	Boingo Wireless (a)	4,763,070
	Wholesale & Retail Wi-Fi Networks
	> Mobile Communications 0.2%
23,000	SBA Communications (a)	2,547,480
	Communications Towers
Information: Total		313,470,471

See accompanying notes to financial statements.

Columbia Acorn USA®

Statement of Investments, continued

Number of Shares		Value
Industrial Goods & Services 22.2%
	> Machinery 17.4%
793,000	Ametek	$41,735,590
	Aerospace/Industrial Instruments
515,000	Nordson	40,149,400
	Dispensing Systems for Adhesives & Coatings
725,500	HEICO	34,359,680
	FAA-approved Aircraft Replacement Parts
855,000	Donaldson	33,028,650
	Industrial Air Filtration
312,000	Moog (a)	23,097,360
	Motion Control Products for Aerospace, Defense & Industrial Markets
317,000	Generac (a)(b)	14,822,920
	Standby Power Generators
222,000	Toro	14,165,820
	Turf Maintenance Equipment
129,000	Middleby (a)	12,783,900
	Manufacturer of Cooking Equipment
320,000	ESCO Technologies	11,808,000
	Industrial Filtration & Advanced Measurement Equipment
239,000	Kennametal	8,553,810
	Consumable Cutting Tools
149,293	Dorman Products (a)(b)	7,206,373
	Aftermarket Auto Parts Distributor
64,000	Graham	1,841,280
	Designer & Builder of Vacuum & Heat Transfer Equipment for Process Industries
		243,552,783
	> Industrial Materials & Specialty Chemicals 2.0%
539,000	Drew Industries (a)	27,526,730
	RV & Manufactured Home Components
	> Electrical Components 1.6%
106,000	Acuity Brands	14,847,420
	Commercial Lighting Fixtures
312,013	Thermon (a)	7,547,595
	Global Engineered Thermal Solutions
		22,395,015
	> Industrial Distribution 0.5%
90,000	WESCO International (a)	6,858,900
	Industrial Distributor
	> Other Industrial Services 0.4%
151,000	KAR Auction Services	5,232,150
	Auto Auctions
	> Construction 0.3%
449,000	PGT (a)	4,323,870
	Wind Resistant Windows & Doors
Industrial Goods & Services: Total		309,889,448
Consumer Goods & Services 18.2%
	> Travel 5.7%
791,950	Avis Budget Group (a)	52,530,044
	Car Rental Company
469,000	Hertz (a)	11,696,860
	U.S. Rental Car Operator
Number of Shares		Value
281,000	HomeAway (a)	$8,368,180
	Vacation Rental Online Marketplace
89,666	Choice Hotels	5,023,089
	Franchisor of Budget Hotel Brands
29,000	Vail Resorts	2,642,770
	Ski Resort Operator & Developer
		80,260,943
	> Retail 3.6%
130,279	Casey's General Stores	11,766,799
	Owner/Operator of Convenience Stores
207,500	Burlington Stores (a)	9,806,450
	Off-price Apparel Retailer
368,564	Michaels Stores (a)	9,114,588
	Craft & Hobby Specialty Retailer
185,991	Shutterfly (a)	7,754,895
	Internet Photo-centric Retailer
184,000	The Fresh Market (a)(b)	7,580,800
	Specialty Food Retailer
135,000	Kate Spade & Company (a)	4,321,350
	Global Lifestyle Brand
		50,344,882
	> Consumer Goods Distribution 2.4%
260,000	Pool	16,494,400
	Swimming Pool Supplies & Equipment Distributor
134,000	United Natural Foods (a)	10,361,550
	Distributor of Natural/Organic Foods to Grocery Stores
279,000	The Chefs' Warehouse (a)	6,428,160
	Distributor of Specialty Foods to Fine Dining Restaurants
		33,284,110
	> Furniture & Textiles 2.2%
225,187	Caesarstone (Israel)	13,470,686
	Quartz Countertops
408,000	Knoll	8,637,360
	Office Furniture
502,000	Interface	8,267,940
	Modular Carpet
8,750	Wayfair (a)(b)	173,688
	Online Retailer of Home Furnishings
		30,549,674
	> Other Durable Goods 2.0%
187,000	Cavco Industries (a)	14,823,490
	Manufactured Homes
297,000	Select Comfort (a)	8,027,910
	Specialty Mattresses
148,000	Gentex	5,347,240
	Manufacturer of Auto Parts
		28,198,640
	> Restaurants 0.9%
79,000	Papa John's International	4,408,200
	Franchisor of Pizza Restaurants
68,000	Fiesta Restaurant Group (a)	4,134,400
	Owns/Operates Two Restaurant Chains: Pollo Tropical & Taco Cabana
18,500	Buffalo Wild Wings (a)	3,337,030
	Restaurants
		11,879,630

See accompanying notes to financial statements.

Number of Shares		Value
	> Other Consumer Services 0.7%
252,000	Blackhawk Network (a)	$9,497,880
	Third-party Distributer of Prepaid Content, Mostly Gift Cards
	> Food & Beverage 0.6%
612,705	Boulder Brands (a)	6,776,517
	Healthy Food Products
65,000	B&G Foods	1,943,500
	Acquirer of Small Food Brands
15,000	Freshpet (a)(b)	255,900
	Fresh Pet Food Manufacturer & Marketer
		8,975,917
	> Leisure Products 0.1%
102,184	Fox Factory Holding (a)	1,658,446
	High Performance Suspension Systems for Leisure Market
Consumer Goods & Services: Total		254,650,122
Finance 13.9%
	> Banks 8.9%
733,000	MB Financial	24,086,380
	Chicago Bank
993,000	Associated Banc-Corp	18,499,590
	Midwest Bank
392,597	Lakeland Financial	17,066,192
	Indiana Bank
140,000	SVB Financial Group (a)	16,249,800
	Bank to Venture Capitalists
130,000	City National	10,505,300
	Bank & Asset Manager
1,489,731	First Busey	9,698,149
	Illinois Bank
228,000	Hancock Holding	6,999,600
	Gulf Coast Bank
546,750	Valley National Bancorp (b)	5,308,942
	New Jersey/New York Bank
695,000	TrustCo Bank	5,045,700
	New York State Bank
171,826	Sandy Spring Bancorp	4,481,222
	Baltimore & Washington, D.C. Bank
379,000	First Commonwealth	3,494,380
	Western Pennsylvania Bank
154,849	Guaranty Bancorp	2,236,019
	Colorado Bank
		123,671,274
	> Finance Companies 3.3%
673,208	CAI International (a)	15,618,426
	International Container Leasing
180,689	World Acceptance (a)(b)	14,355,741
	Personal Loans
315,000	McGrath Rentcorp	11,295,900
	Mini Rental Conglomerate
83,000	Textainer Group Holdings (b)	2,848,560
	Top International Container Leaser
91,000	Marlin Business Services	1,868,230
	Small Equipment Leasing
		45,986,857
Number of Shares		Value
	> Insurance 0.7%
33,728	Enstar Group (a)	$5,156,674
	Insurance/Reinsurance & Related Services
135,000	Allied World Assurance Company Holdings	5,119,200
	Commercial Lines Insurance/ Reinsurance
		10,275,874
	> Savings & Loans 0.6%
373,487	ViewPoint Financial	8,907,665
	Texas Thrift
	> Brokerage & Money Management 0.4%
139,000	SEI Investments	5,565,560
	Mutual Fund Administration & Investment Management
Finance: Total		194,407,230
Health Care 12.6%
	> Biotechnology & Drug Delivery 5.2%
317,200	Synageva BioPharma (a)(b)	29,432,988
	Biotech Focused on Orphan Diseases
380,800	Seattle Genetics (a)	12,235,104
	Antibody-based Therapies for Cancer
349,300	Celldex Therapeutics (a)(b)	6,374,725
	Biotech Developing Drugs for Cancer
177,200	NPS Pharmaceuticals (a)	6,338,444
	Orphan Drugs & Healthy Royalties
338,500	Sarepta Therapeutics (a)(b)	4,898,095
	Biotech Focused on Rare Diseases
46,100	Alnylam Pharmaceuticals (a)	4,471,700
	Biotech Developing Drugs for Rare Diseases
33,600	BioMarin Pharmaceutical (a)	3,037,440
	Biotech Focused on Orphan Diseases
17,800	Intercept Pharmaceuticals (a)(b)	2,776,800
	Biotech Developing Drugs for Several Diseases
60,385	Ultragenyx Pharmaceutical (a)	2,649,694
	Biotech Focused on "Ultra-Orphan" Drugs
		72,214,990
	> Medical Supplies 3.2%
558,500	Cepheid (a)	30,237,190
	Molecular Diagnostics
135,200	Bio-Techne	12,492,480
	Cytokines, Antibodies & other Reagents for Life Science
86,300	VWR (a)(b)	2,232,581
	Distributor of Lab Supplies
		44,962,251
	> Health Care Services 1.9%
184,500	Medidata Solutions (a)	8,809,875
	Cloud-based Software for Drug Studies
581,600	Allscripts Healthcare Solutions (a)	7,427,032
	Health Care IT
124,200	HealthSouth	4,776,732
	Inpatient Rehabilitation Facilities

See accompanying notes to financial statements.

Columbia Acorn USA®

Statement of Investments, continued

Number of Shares		Value
	> Health Care Services—continued
110,500	Envision Healthcare Holdings (a)	$3,833,245
	Provider of Health Care Outsourcing Services
81,900	Castlight Health (a)(b)	958,230
	Provider of Cloud-based Software for Managing Health Care Costs
		25,805,114
	> Pharmaceuticals 1.7%
657,117	Akorn (a)	23,787,635
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
	> Medical Equipment & Devices 0.6%
200,300	Wright Medical Group (a)	5,382,061
	Leader in Foot & Ankle Replacement
61,200	Abaxis	3,477,996
	Instruments & Tests for Vet & Medical Markets
		8,860,057
Health Care: Total		175,630,047
Other Industries 6.8%
	> Real Estate 5.5%
832,000	Extra Space Storage	48,788,480
	Self Storage Facilities
328,933	EdR	12,035,659
	Student Housing
217,750	DCT Industrial Trust	7,764,965
	Industrial Properties
91,000	Post Properties	5,348,070
	Multifamily Properties
153,098	St. Joe (a)	2,815,472
	Florida Panhandle Landowner
		76,752,646
	> Transportation 1.3%
468,091	Rush Enterprises, Class A (a)	15,002,316
105,000	Rush Enterprises, Class B (a)	2,956,800
	Truck Sales & Service
		17,959,116
Other Industries: Total		94,711,762
Energy & Minerals 2.9%
	> Oil & Gas Producers 1.6%
120,000	Carrizo Oil & Gas (a)	4,992,000
	Oil & Gas Producer
77,000	Clayton Williams (a)	4,912,600
	Oil & Gas Producer
159,000	Rosetta Resources (a)	3,547,290
	Oil & Gas Producer Exploring in Texas
89,000	SM Energy	3,433,620
	Oil & Gas Producer
83,000	PDC Energy (a)	3,425,410
	Oil & Gas Producer in the U.S.
129,000	WPX Energy (a)	1,500,270
	Oil & Gas Produced in the U.S. & Argentina
Number of Shares		Value
47,000	Bonanza Creek Energy (a)	$1,128,000
	Oil & Gas Producer in Western U.S.
		22,939,190
	> Oil Services 0.7%
198,000	Hornbeck Offshore (a)	4,944,060
	Supply Vessel Operator in U.S. Gulf of Mexico
84,000	Chart Industries (a)	2,872,800
	Manufacturer of Natural Gas Processing/Storage Equipment
51,000	Gulfport Energy (a)	2,128,740
	Oil & Gas Producer Focused on Utica Shale in Ohio
		9,945,600
	> Mining 0.6%
55,000	Core Labs (Netherlands) (b)	6,618,700
	Oil & Gas Reservoir Consulting
49,000	US Silica (b)	1,258,810
	Provider of Frac Sand & Industrial Sand in U.S.
		7,877,510
Energy & Minerals: Total		40,762,300
Total Equities: 99.0% (Cost: $732,454,361)		1,383,521,380 (c)
Short-Term Investments 1.4%
19,527,766	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	19,527,766
Total Short-Term Investments: 1.4% (Cost: $19,527,766)		19,527,766
Securities Lending Collateral 5.6%
78,364,950	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (d)	78,364,950
Total Securities Lending Collateral: 5.6% (Cost: $78,364,950)		78,364,950
Total Investments: 106.0% (Cost: $830,347,077)(e)		1,481,414,096
Obligation to Return Collateral for Securities Loaned: (5.6)%		(78,364,950)
Cash and Other Assets Less Liabilities: (0.4)%		(5,832,859)
Net Assets: 100.0%		$1,397,216,287

ADR - American Depositary Receipts

See accompanying notes to financial statements.

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $76,216,239.

(c)  On December 31, 2014, the market value of foreign securities represented 1.92% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Israel	$13,470,686	0.97
India	6,755,820	0.48
Netherlands	6,618,700	0.47
Total Foreign Portfolio	$26,845,206	1.92

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At December 31, 2014, for federal income tax purposes, the cost of investments was $830,856,619 and net unrealized appreciation was $650,557,477 consisting of gross unrealized appreciation of $693,589,171 and gross unrealized depreciation of $43,031,694.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

Columbia Acorn USA®

Statement of Investments, continued

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of December 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$313,470,471	$-	$-	$313,470,471
Industrial Goods & Services	309,889,448	-	-	309,889,448
Consumer Goods & Services	254,650,122	-	-	254,650,122
Finance	194,407,230	-	-	194,407,230
Health Care	175,630,047	-	-	175,630,047
Other Industries	94,711,762	-	-	94,711,762
Energy & Minerals	40,762,300	-	-	40,762,300
Total Equities	1,383,521,380	-	-	1,383,521,380
Total Short-Term Investments	19,527,766	-	-	19,527,766
Total Securities Lending Collateral	78,364,950	-	-	78,364,950
Total Investments	$1,481,414,096	$-	$-	$1,481,414,096

  The following table shows transfers between Level 1 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 3	Level 1	Level 3
$970	$-	$-	$970

  There were no transfers of financial assets between levels 1 and 2 during the period. Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

  Financial assets were transferred from Level 3 to Level 1 as stock resumed trading on an exchange.

See accompanying notes to financial statements.

Columbia Acorn International SelectSM

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/14	12/31/14
Purchases
Asia
> Japan
KDDI	0	120,000
Recruit Holdings	0	222,500
Secom	88,300	108,000
> Singapore
Singapore Exchange	1,210,000	2,036,000
> Korea
Samsung Fire and Marine	0	23,200
Europe
> United Kingdom
Babcock International	479,000	556,000
> Germany
Telefonica Deutschland	1,293,500	1,305,500
> France
Eutelsat	0	105,081
Other Countries
> Australia
Challenger Financial	2,080,000	2,156,000
> Canada
Goldcorp	256,000	295,000
	Number of Shares
	9/30/14	12/31/14
Sales
Asia
> Japan
Benesse	88,900	0
Dentsu	86,700	0
Japan Tobacco	212,000	190,000
Makita	60,000	0
NGK Spark Plug	285,000	264,000
Park24	218,000	212,000
Rinnai	57,000	38,200
Seven Bank	965,000	777,000
Toyo Suisan Kaisha	60,000	0
> Singapore
Ascendas REIT	9,514,001	7,916,000
Mapletree Logistics Trust	7,600,000	0
> Korea
CJ Corp	57,600	37,000
KT&G	140,000	34,400
> Indonesia
Archipelago Resources	11,903,000	0
Europe
> United Kingdom
Jardine Lloyd Thompson Group	454,285	290,000
Smith and Nephew	200,000	151,000
Whitbread	70,442	47,442
> Sweden
Swedish Match	307,000	248,000
> Switzerland
Swatch	30,000	0
Other Countries
> Australia
IAG	2,486,000	1,300,000
> Canada
Baytex	404,000	370,000
CCL Industries	107,000	78,000
> United States
Denbury Resources	758,000	0

See accompanying notes to financial statements.

Columbia Acorn International SelectSM

Statement of Investments, December 31, 2014

Number of Shares		Value
		Equities: 89.5%
Asia 37.5%
	> Japan 21.8%
264,000	NGK Spark Plug	$8,021,752
	Automobile Parts
120,000	KDDI	7,538,886
	Mobile & Fixed Line Communication Service Provider in Japan
222,500	Recruit Holdings (a)	6,390,048
	Recruitment & Media Services
108,000	Secom	6,205,098
	Security Services
2,560	Nippon Prologis REIT	5,558,413
	Logistics REIT in Japan
190,000	Japan Tobacco	5,229,329
	Cigarettes
3,205	Orix JREIT	4,507,153
	Diversified REIT
777,000	Seven Bank	3,261,448
	ATM Processing Services
212,000	Park24	3,120,929
	Parking Lot Operator
1,300	Japan Retail Fund	2,747,269
	Retail REIT in Japan
38,200	Rinnai	2,566,742
	Gas Appliances for Home & Commercial Use
		55,147,067
	> Singapore 10.3%
7,916,000	Ascendas REIT	14,199,349
	Industrial Property Landlord
2,036,000	Singapore Exchange	11,969,879
	Singapore Equity & Derivatives Market Operator
		26,169,228
	> Korea 5.4%
23,200	Samsung Fire and Marine	5,962,789
	Non-life Insurance
37,000	CJ Corp	5,238,501
	Holding Company of Korean Consumer Conglomerate
34,400	KT&G	2,388,508
	Tobacco & Ginseng Products
		13,589,798
Asia: Total		94,906,093
Europe 26.4%
	> United Kingdom 7.7%
556,000	Babcock International	9,108,546
	Public Sector Outsourcer
290,000	Jardine Lloyd Thompson Group	4,049,869
	International Business Insurance Broker
47,442	Whitbread	3,511,004
	UK Hotelier & Coffee Shop
151,000	Smith and Nephew	2,722,914
	Medical Equipment & Supplies
		19,392,333
Number of Shares		Value
	> Germany 4.6%
1,305,500	Telefonica Deutschland	$6,918,953
	Mobile & Fixed-line Communications in Germany
107,400	Wirecard	4,683,082
	Online Payment Processing & Risk Management
		11,602,035
	> Sweden 4.2%
248,000	Swedish Match	7,770,961
	Swedish Snus
97,000	Hexagon	2,992,405
	Design, Measurement & Visualization Software & Equipment
		10,763,366
	> Switzerland 3.1%
26,680	Partners Group	7,762,207
	Private Markets Asset Management
	> Denmark 2.5%
67,300	Jyske Bank (a)	3,401,771
	Danish Bank
71,500	Novozymes	3,009,690
	Industrial Enzymes
		6,411,461
	> Norway 1.6%
579,000	Orkla	3,941,524
	Food & Brands, Aluminum, Chemicals Conglomerate
	> Spain 1.4%
66,000	Viscofan	3,501,714
	Sausage Casings Maker
	> France 1.3%
105,081	Eutelsat	3,398,283
	Fixed Satellite Services
Europe: Total		66,772,923
Other Countries 20.8%
	> Australia 9.2%
2,156,000	Challenger Financial	11,389,154
	Annuity Provider in Australia
1,300,000	IAG	6,600,771
	General Insurance Provider
470,000	Amcor	5,171,098
	Global Leader in Flexible & Rigid Packaging
		23,161,023
	> Canada 7.9%
78,000	CCL Industries	8,450,559
	Global Label Converter
370,000	Baytex (b)	6,152,866
	Oil & Gas Producer in Canada
295,000	Goldcorp	5,463,400
	Gold Mining
		20,066,825

See accompanying notes to financial statements.

Number of Shares		Value
	> South Africa 3.7%
42,000	Naspers	$5,432,920
	Media in Africa, China, Russia & other Emerging Markets
390,000	Coronation Fund Managers	3,859,588
	South African Fund Manager
		9,292,508
Other Countries: Total		52,520,356
Latin America 4.8%
	> Guatemala 3.2%
588,000	Tahoe Resources	8,173,696
	Silver Project in Guatemala
	> Brazil 0.9%
12,057,582	Beadell Resources (a)(b)	2,183,800
	Gold Mining in Brazil
	> Uruguay 0.7%
191,666	Union Agriculture Group (a)(c)(d)	1,749,910
	Farmland Operator in Uruguay
Latin America: Total		12,107,406
Total Equities: 89.5% (Cost: $205,508,509)		226,306,778	(e)
Number of Shares		Value
Short-Term Investments 6.2%
15,728,035	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	$15,728,035
Total Short-Term Investments: 6.2% (Cost: $15,728,035)		15,728,035
Securities Lending Collateral 2.2%
5,507,307	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (f)	5,507,307
Total Securities Lending Collateral: 2.2% (Cost: $5,507,307)		5,507,307
Total Investments: 97.9% (Cost: $226,743,851)(g)		247,542,120
Obligation to Return Collateral for Securities Loaned: (2.2)%		(5,507,307)
Cash and Other Assets Less Liabilities: 4.3%		10,884,887
Net Assets: 100.0%		$252,919,700

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $5,229,212.

(c)  Illiquid security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At December 31, 2014, the market value of this security amounted to $1,749,910, which represented 0.69% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	191,666	$2,200,000	$1,749,910

(e)  On December 31, 2014, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$55,147,067	21.8
Singapore Dollar	26,169,228	10.3
Australian Dollar	25,344,822	10.0
Canadian Dollar	22,777,122	9.0
British Pound	19,392,333	7.7
Euro	18,502,032	7.3
South Korean Won	13,589,798	5.4
Other currencies less than 5% of total net assets	45,384,376	18.0
Total Equities	$226,306,778	89.5

(f)  Investment made with cash collateral received from securities lending activity.

See accompanying notes to financial statements.

Columbia Acorn International SelectSM

Statement of Investments, continued

> Notes to Statement of Investments

(g)  At December 31, 2014, for federal income tax purposes, the cost of investments was $234,189,129 and net unrealized appreciation was $13,352,991 consisting of gross unrealized appreciation of $39,595,587 and gross unrealized depreciation of $26,242,596.

  At December 31, 2014, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
USD	ZAR	105,407,100	$9,000,000	1/15/15	$(97,181)

  The counterparty for all forward foreign currency exchange contracts is Morgan Stanley.

USD - United States Dollar

ZAR - South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments and derivatives categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of December 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$-	$94,906,093	$-	$94,906,093
Europe	-	66,772,923	-	66,772,923
Other Countries	20,066,825	32,453,531	-	52,520,356
Latin America	8,173,696	2,183,800	1,749,910	12,107,406
Total Equities	28,240,521	196,316,347	1,749,910	226,306,778
Total Short-Term Investments	15,728,035	-	-	15,728,035
Total Securities Lending Collateral	5,507,307	-	-	5,507,307
Total Investments	$49,475,863	$196,316,347	$1,749,910	$247,542,120
Unrealized Depreciation on:
Forward Foreign Currency Exchange Contracts	-	(97,181)	-	(97,181)
Total	$49,475,863	$196,219,166	$1,749,910	$247,444,939

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

  There were no transfers of financial assets between levels during the period.

  The following table reconciles asset balances for the period ending December 31, 2014, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2014
Equities
Asia	$10,249,601	$(1,522,004)	$1,817,376	$-	$(10,544,973)	$-	$-	$-
Latin America	2,048,910	-	(299,000)	-	-	-	-	1,749,910
Options
Asia	985,539	-	(985,539)	-	-	-	-	-
	$13,284,050	$(1,522,004)	$532,837	$-	$(10,544,973)	$-	$-	$1,749.910

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2014, which were valued using significant unobservable inputs (Level 3), amounted to $299,000.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 12/31/14	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities
Latin America	$1,749,910	Market comparable companies	Discount for lack of marketability	8	% to 23%

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Columbia Acorn International SelectSM

Portfolio Diversification

At December 31, 2014, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Information
Financial Processors	$16,652,961	6.6
Mobile Communications	7,538,886	3.0
Telephone & Data Services	6,918,953	2.7
Advertising	6,390,048	2.5
Internet Related	5,432,920	2.1
Satellite Broadcasting & Services	3,398,283	1.4
Business Software	2,992,405	1.2
	49,324,456	19.5
> Finance
Insurance	28,002,584	11.1
Brokerage & Money Management	11,621,795	4.6
Banks	6,663,219	2.6
	46,287,598	18.3
> Consumer Goods & Services
Nondurables	16,068,397	6.3
Food & Beverage	11,272,675	4.5
Other Durable Goods	10,588,494	4.2
Restaurants	3,511,004	1.4
	41,440,570	16.4
> Industrial Goods & Services
Other Industrial Services	9,326,027	3.7
Conglomerates	9,180,024	3.6
Outsourcing Services	9,108,546	3.6
Industrial Materials & Specialty Chemicals	8,180,787	3.2
	35,795,384	14.1
> Other Industries
Real Estate	27,012,184	10.7
	27,012,184	10.7
> Energy & Minerals
Mining	15,820,895	6.3
Oil & Gas Producers	6,152,866	2.4
Agricultural Commodities	1,749,911	0.7
	23,723,672	9.4
	Value	Percentage of Net Assets
> Health Care
Medical Equipment & Devices	$2,722,914	1.1
	2,722,914	1.1
Total Equities:	226,306,778	89.5
Short-Term Investments:	15,728,035	6.2
Securities Lending Collateral:	5,507,307	2.2
Total Investments:	247,542,120	97.9
Obligation to Return Collateral for Securities Loaned:	(5,507,307)	(2.2)
Cash and Other Assets Less Liabilities:	10,884,887	4.3
Net Assets:	$252,919,700	100.0

See accompanying notes to financial statements.

Columbia Acorn SelectSM

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/14	12/31/14
Purchases
Health Care
Intercept Pharmaceuticals	0	18,000
VWR	0	325,000
Energy & Minerals
Core Labs (Netherlands)	0	27,000
Petromanas (Canada)	15,399,500	16,000,000
	Number of Shares
	9/30/14	12/31/14
Sales
Industrial Goods & Services
Ametek	865,000	779,000
Donaldson	800,000	764,000
Kennametal	355,000	280,000
Nordson	300,000	272,000
Quanta Services	570,000	525,000
Information
SBA Communications	114,300	83,000
WNS - ADR (India)	1,395,000	1,245,493
Finance
CNO Financial Group	1,830,000	1,270,000
Discover Financial Services	390,000	319,000
SEI Investments	645,000	610,000
Consumer Goods & Services
Choice Hotels	100,000	0
Hertz	380,000	138,000
Heath Care
Henry Schein	110,000	41,000
Other Industries
Post Properties	367,000	355,000
Energy & Minerals
Antero Resources	58,300	0
Canacol (Colombia)	1,880,000	1,654,000
Clayton Williams	28,000	0
ShaMaran Petroleum (Iraq)	20,600,000	20,290,500
Synthesis Energy Systems (China)	2,000,000	882,000

See accompanying notes to financial statements.

Columbia Acorn SelectSM

Statement of Investments, December 31, 2014

Number of Shares		Value
		Equities: 99.1%
Industrial Goods & Services 26.5%
	> Machinery 18.0%
779,000	Ametek	$40,998,770
	Aerospace/Industrial Instruments
764,000	Donaldson	29,513,320
	Industrial Air Filtration
272,000	Nordson	21,205,120
	Dispensing Systems for Adhesives & Coatings
177,000	Pall	17,914,170
	Life Science, Water & Industrial Filtration
280,000	Kennametal	10,021,200
	Consumable Cutting Tools
		119,652,580
	> Other Industrial Services 3.3%
780,000	LKQ (a)	21,933,600
	Alternative Auto Parts Distribution
	> Industrial Distribution 3.0%
175,000	Airgas	20,156,500
	Industrial Gas Distributor
	> Outsourcing Services 2.2%
525,000	Quanta Services (a)	14,904,750
	Electrical Transmission & Pipeline Contracting Services
Industrial Goods & Services: Total		176,647,430
Information 24.5%
	> Instrumentation 5.9%
84,500	Mettler-Toledo International (a)	25,557,870
	Laboratory Equipment
525,000	Trimble Navigation (a)	13,933,500
	GPS-based Instruments
		39,491,370
	> Computer Hardware & Related Equipment 4.3%
534,000	Amphenol	28,734,540
	Electronic Connectors
	> Computer Services 3.9%
1,245,493	WNS - ADR (India) (a)	25,731,885
	Offshore Business Process Outsourcing Services
	> Business Software 3.7%
190,000	Ansys (a)	15,580,000
	Simulation Software for Engineers & Designers
241,000	Informatica (a)	9,190,535
	Enterprise Data Integration Software
		24,770,535
	> Telecommunications Equipment 3.7%
187,000	F5 Networks (a)	24,396,955
	Internet Traffic Management Equipment
Number of Shares		Value
	> Mobile Communications 1.4%
83,000	SBA Communications (a)	$9,193,080
	Communications Towers
	> Internet Related 0.9%
1,635,000	Vonage (a)	6,229,350
	Business & Consumer Internet Telephony
	> Semiconductors & Related Equipment 0.7%
535,000	Atmel (a)	4,491,325
	Microcontrollers, Radio Frequency & Memory Semiconductors
Information: Total		163,039,040
Finance 14.3%
	> Banks 4.2%
200,000	City National	16,162,000
	Bank & Asset Manager
635,000	Associated Banc-Corp	11,830,050
	Midwest Bank
		27,992,050
	> Brokerage & Money Management 3.7%
610,000	SEI Investments	24,424,400
	Mutual Fund Administration & Investment Management
	> Insurance 3.3%
1,270,000	CNO Financial Group	21,869,400
	Life, Long-term Care & Medical Supplement Insurance
	> Credit Cards 3.1%
319,000	Discover Financial Services	20,891,310
	Credit Card Company
Finance: Total		95,177,160
Consumer Goods & Services 14.2%
	> Retail 6.0%
440,000	The Fresh Market (a)(b)	18,128,000
	Specialty Food Retailer
109,000	ULTA (a)	13,934,560
	Specialty Beauty Product Retailer
86,875	Casey's General Stores	7,846,550
	Owner/Operator of Convenience Stores
		39,909,110
	> Travel 3.4%
210,000	Vail Resorts	19,137,300
	Ski Resort Operator & Developer
138,000	Hertz (a)	3,441,720
	U.S. Rental Car Operator
		22,579,020
	> Other Consumer Services 1.6%
294,000	Blackhawk Network (a)	11,080,860
	Third-party Distributer of Prepaid Content, Mostly Gift Cards
	> Apparel 1.6%
83,000	PVH	10,638,110
	Apparel Wholesaler & Retailer

See accompanying notes to financial statements.

Number of Shares		Value
	> Consumer Goods Distribution 1.5%
134,000	United Natural Foods (a)	$10,361,550
	Distributor of Natural/Organic Foods to Grocery Stores
	> Food & Beverage 0.1%
1,500,000	GLG Life Tech (Canada) (a)	413,152
	Producer of an All-natural Sweetener Extracted from the Stevia Plant
Consumer Goods & Services: Total		94,981,802
Health Care 7.7%
	> Medical Supplies 4.7%
322,500	Cepheid (a)	17,460,150
	Molecular Diagnostics
325,000	VWR (a)(b)	8,407,750
	Distributor of Lab Supplies
41,000	Henry Schein (a)	5,582,150
	Large Distributor of Dental, Vet & Medical Products
		31,450,050
	> Biotechnology & Drug Delivery 3.0%
131,000	Synageva BioPharma (a)(b)	12,155,490
	Biotech Focused on Orphan Diseases
148,000	Seattle Genetics (a)	4,755,240
	Antibody-based Therapies for Cancer
18,000	Intercept Pharmaceuticals (a)(b)	2,808,000
	Biotech Developing Drugs for Several Diseases
		19,718,730
Health Care: Total		51,168,780
Other Industries 7.0%
	> Real Estate 7.0%
355,000	Post Properties	20,863,350
	Multifamily Properties
230,000	Extra Space Storage	13,487,200
	Self Storage Facilities
341,666	EdR	12,501,559
	Student Housing
		46,852,109
Other Industries: Total		46,852,109
Energy & Minerals 4.9%
	> Agricultural Commodities 2.4%
1,742,424	Union Agriculture Group (Uruguay) (a)(c)(d)	15,908,331
	Farmland Operator in Uruguay
	> Oil & Gas Producers 1.3%
1,654,000	Canacol (Colombia) (a)	3,530,659
	Oil Producer in South America
20,290,500	ShaMaran Petroleum (Iraq) (a)	1,921,118
	Oil Exploration & Production in Kurdistan
Number of Shares		Value
22,500,000	Canadian Overseas Petroleum (Canada) (a)(c)(e)	$1,839,818
	Oil & Gas Exploration Offshore West Africa
16,000,000	Petromanas (Canada) (a)(b)	826,304
	Exploring for Oil in Albania
3,370,000	Petrodorado Energy (Colombia) (a)(e)	391,591
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
		8,509,490
	> Oil Services 0.6%
173,000	Rowan	4,034,360
	Contract Offshore Driller
	> Mining 0.5%
27,000	Core Labs (Netherlands) (b)	3,249,180
	Oil & Gas Reservoir Consulting
	> Alternative Energy 0.1%
882,000	Synthesis Energy Systems (China) (a)(b)	835,254
	Owner/Operator of Gasification Plants/Technology Licenses
Energy & Minerals: Total		32,536,615
Total Equities: 99.1% (Cost: $453,984,082)		660,402,936 (f)
Short-Term Investments 1.3%
8,870,699	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	8,870,699
Total Short-Term Investments: 1.3% (Cost: $8,870,699)		8,870,699
Securities Lending Collateral 3.8%
25,598,975	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	25,598,975
Total Securities Lending Collateral: 3.8% (Cost: $25,598,975)		25,598,975
Total Investments: 104.2% (Cost: $488,453,756)(h)		694,872,610
Obligation to Return Collateral for Securities Loaned: (3.8)%		(25,598,975)
Cash and Other Assets Less Liabilities: (0.4)%		(2,696,849)
Net Assets: 100.0%		$666,576,786

ADR - American Depositary Receipts

See accompanying notes to financial statements.

Columbia Acorn SelectSM

Statement of Investments, continued

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $25,021,001.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At December 31, 2014, the market value of these securities amounted to $17,748,149, which represented 2.66% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,742,424	$20,000,000	$15,908,331
Canadian Overseas Petroleum	11/24/10	22,500,000	9,596,330	1,839,818
			$29,596,330	$17,748,149

(d)  Illiquid security.

(e)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Security	Balance of Shares Held 12/31/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/14	Value	Dividend
Canadian Overseas Petroleum	24,000,000	-	1,500,000	22,500,000	$1,839,818	$-
Petrodorado Energy (1)	3,370,000	-	-	3,370,000	391,591	-
IFM Investments (Century 21 China RE) - ADR (2)	898,852	-	898,852	-	-	-
Total of Affiliated Transactions	28,268,852	-	2,398,852	25,870,000	$2,231,409	$-

(1) Includes the effects of a stock split.

(2) At December 31, 2014, the Fund owned less than five percent of the company's outstanding voting shares.

The aggregate cost and value of these companies at December 31, 2014, was $23,207,419 and $2,231,409, respectively. Investments in affiliated companies represented 0.33% of the Fund's total net assets at December 31, 2014.

(f)  On December 31, 2014, the market value of foreign securities represented 8.20% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
India	$25,731,885	3.86
Uruguay	15,908,331	2.39
Colombia	3,922,250	0.59
Netherlands	3,249,180	0.49
Canada	3,079,274	0.46
Iraq	1,921,118	0.29
China	835,254	0.12
Total Foreign Portfolio	$54,647,292	8.20

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At December 31, 2014, for federal income tax purposes, the cost of investments was $488,469,458 and net unrealized appreciation was $206,403,152 consisting of gross unrealized appreciation of $258,900,776 and gross unrealized depreciation of $52,497,624.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical

See accompanying notes to financial statements.

> Notes to Statement of Investments

Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of December 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$176,647,430	$-	$-	$176,647,430
Information	163,039,040	-	-	163,039,040
Finance	95,177,160	-	-	95,177,160
Consumer Goods & Services	94,981,802	-	-	94,981,802
Health Care	51,168,780	-	-	51,168,780
Other Industries	46,852,109	-	-	46,852,109
Energy & Minerals	14,788,466	1,839,818	15,908,331	32,536,615
Total Equities	642,654,787	1,839,818	15,908,331	660,402,936
Total Short-Term Investments	8,870,699	-	-	8,870,699
Total Securities Lending Collateral	25,598,975	-	-	25,598,975
Total Investments	$677,124,461	$1,839,818	$15,908,331	$694,872,610

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.

Columbia Acorn SelectSM

Statement of Investments, continued

> Notes to Statement of Investments

  The following table reconciles asset balances for the period ending December 31, 2014, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2014
Equities
Energy & Minerals	$18,626,513	$-	$(2,718,182)	$-	$-	$-	$-	$15,908,331

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2014, which were valued using significant unobservable inputs (Level 3), amounted to $2,718,182.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 12/31/14	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities
Energy & Minerals	$15,908,331	Market comparable companies	Discount for lack of marketability	8	% to 23%

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Columbia Thermostat FundSM

Statement of Investments, December 31, 2014

Number of Shares		Value
	> Affiliated Bond Funds 84.7%
42,849,246	Columbia Short Term Bond Fund, Class I (a)	$425,493,009
28,994,280	Columbia Intermediate Bond Fund, Class I (a)	266,747,380
21,780,174	Columbia Income Opportunities Fund, Class I (a)	215,841,525
28,883,507	Columbia U.S. Government Mortgage Fund, Class I (a)	159,436,960
Total Affiliated Bond Funds: (Cost: $1,062,552,282)		1,067,518,874
	> Affiliated Stock Funds 14.8%
898,450	Columbia Acorn International, Class I (a)	37,519,294
1,962,468	Columbia Dividend Income Fund, Class I (a)	37,228,026
879,308	Columbia Acorn Fund, Class I (a)(b)	28,164,234
1,291,662	Columbia Contrarian Core Fund, Class I (a)	27,938,640
836,113	Columbia Acorn Select, Class I (a)(b)	18,712,209
870,296	Columbia Large Cap Enhanced Core Fund, Class I (a)	18,554,702
1,023,561	Columbia Select Large Cap Growth Fund, Class I (a)(b)	18,403,623
Total Affiliated Stock Funds: (Cost: $155,181,763)		186,520,728
Number of Shares		Value
	> Short-Term Investments 0.5%
5,937,697	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	$5,937,697
Total Short-Term Investments: (Cost: $5,937,697)		5,937,697
Total Investments: 100.0% (Cost: $1,223,671,742)(c)		1,259,977,299
Cash and Other Assets Less Liabilities: —%		435,762
Net Assets: 100.0%		$1,260,413,061

> Notes to Statement of Investments

(a)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Security	Balance of Shares Held 12/31/13	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/14	Value	Dividend
Columbia Short Term Bond Fund, Class I	47,811,438	21,001,259	25,963,451	42,849,246	$425,493,009	$5,476,282
Columbia Intermediate Bond Fund, Class I	39,903,530	15,023,663	25,932,913	28,994,280	266,747,380	8,059,718
Columbia Income Opportunities Fund, Class I	35,741,824	10,185,702	24,147,352	21,780,174	215,841,525	12,782,472
Columbia U.S. Government Mortgage Fund, Class I	-	40,544,101	11,660,594	28,883,507	159,436,960	2,938,266
Columbia Acorn International, Class I	583,352	2,407,588	2,092,490	898,450	37,519,294	410,826
Columbia Dividend Income Fund, Class I	1,469,969	5,839,015	5,346,516	1,962,468	37,228,026	837,639
Columbia Acorn Fund, Class I	545,386	2,488,426	2,154,504	879,308	28,164,234	-
Columbia Contrarian Core Fund, Class I	984,664	3,880,700	3,573,702	1,291,662	27,938,640	159,958
Columbia Acorn Select, Class I	509,430	2,321,133	1,994,450	836,113	18,712,209	-
Columbia Large Cap Enhanced Core Fund, Class I	720,935	2,745,450	2,596,089	870,296	18,554,702	183,662
Columbia Select Large Cap Growth Fund, Class I	700,545	3,134,121	2,811,105	1,023,561	18,403,623	-
Total of Affiliated Transactions	128,971,073	109,571,158	108,273,166	130,269,065	$1,254,039,602	$30,848,823

The aggregate cost and value of these companies at December 31, 2014, was $1,217,734,045 and $1,254,039,602, respectively. Investments in affiliated companies represented 99.49% of the Fund's total net assets at December 31, 2014.

See accompanying notes to financial statements.

Columbia Thermostat FundSM

Statement of Investments, continued

> Notes to Statement of Investments

(b)  Non-income producing security.

(c)  At December 31, 2014, for federal income tax purposes, the cost of investments was $1,227,297,910 and net unrealized appreciation was $32,679,389 consisting of gross unrealized appreciation of $34,614,963 and gross unrealized depreciation of $1,935,574.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose NAVs are published each day.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of December 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Affiliated Bond Funds	$1,067,518,874	$-	$-	$1,067,518,874
Total Affiliated Stock Funds	186,520,728	-	-	186,520,728
Total Short-Term Investments	5,937,697	-	-	5,937,697
Total Investments	$1,259,977,299	$-	$-	$1,259,977,299

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets FundSM

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/14	12/31/14
Purchases
Asia
> Taiwan
Ginko International	324,500	360,000
President Chain Store	742,000	1,058,000
St. Shine Optical	377,000	420,000
Vanguard International Semiconductor	951,000	3,461,000
> China
AMVIG Holdings	13,822,000	30,774,000
Phoenix New Media - ADR	0	257,000
> Indonesia
Link Net	0	11,800,000
> Philippines
Puregold Price Club	7,193,200	8,198,200
> Korea
The Basic House	0	358,365
Europe
> United Kingdom
Cable and Wireless	9,054,086	10,175,965
PureCircle	22,341	544,900
> Spain
Prosegur	840,828	1,148,390
> Italy
Pirelli	324,156	393,882
> Turkey
Aviva	0	54,624
Latin America
> Brazil
Odontoprev	1,275,100	1,430,100
> Mexico
Genomma Lab International	2,180,100	2,278,100
> Chile
Forus	1,258,078	1,943,078
> Colombia
Isagen	5,842,782	6,047,782
	Number of Shares
	9/30/14	12/31/14
Sales
Asia
> Taiwan
Advantech	724,988	720,988
Chroma Ate	2,086,990	2,050,990
Delta Electronics	833,000	0
Far EasTone Telecom	1,738,000	0
Lite-On Technology	3,087,291	0
PChome Online	765,302	570,000
> China
Biostime	830,000	0
Jumei International - ADR	212,636	0
Sihuan Pharmaceuticals	13,900,000	11,951,000
WuXi PharmaTech - ADR	313,642	307,909
> Indonesia
Archipelago Resources	1,591,929	0
Matahari Department Store	7,426,700	6,909,600
MNC Skyvision	62,000,000	61,966,600
Surya Citra Media	17,095,479	0
Tower Bersama Infrastructure	9,010,709	6,744,300
> India
Adani Ports & Special Economic Zone	1,808,593	1,737,269
Bosch	37,774	17,632
Colgate Palmolive India	222,910	190,350
United Breweries	445,596	419,349
> Philippines
Melco Crown (Philippines) Resorts	55,239,300	39,172,300
Robinsons Retail Holdings	4,498,580	3,814,910
Security Bank	1,882,390	1,601,770
> Korea
Koh Young Technology	373,088	295,533
> Hong Kong
Sa Sa International	15,134,799	7,471,799
Vitasoy International	3,920,000	3,698,000
> Thailand
Samui Airport Property Fund	10,340,200	10,016,800
> Singapore
Super Group	1,079,000	0
> Japan
Kansai Paint	447,760	310,760

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets FundSM

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

	Number of Shares
	9/30/14	12/31/14
Sales (continued)
Europe
> Sweden
Hexagon	347,064	288,064
> France
Eutelsat	163,000	161,154
> Finland
Vacon	265,727	0
Latin America
> Brazil
Beadell Resources	11,145,526	3,663,018
Localiza Rent A Car	718,970	557,970
> Mexico
Gruma	652,200	0
Grupo Aeroportuario del Sureste - ADR	42,927	40,525
Other Countries
> South Africa
Coronation Fund Managers	2,048,460	2,003,746
Massmart Holdings	463,782	0
Mr. Price	399,378	288,041
Rand Merchant Insurance	4,343,702	2,851,148
> United States
Bladex	196,000	171,094
Textainer Group Holdings	153,472	0
> Morocco
Holcim Maroc	9,302	4,273
Lafarge Maroc	3,000	0
> Canada
CAE	507,892	0

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets FundSM

Statement of Investments, December 31, 2014

Number of Shares		Value
		Equities: 92.6%
Asia 61.7%
	> Taiwan 9.6%
1,058,000	President Chain Store	$8,171,806
	Taiwanese Convenience Chain Store Operator
420,000	St. Shine Optical	6,852,154
	Disposable Contact Lens Original Equipment Manufacturer
570,000	PChome Online	6,119,510
	Taiwanese Internet Retail Company
3,461,000	Vanguard International Semiconductor	5,663,384
	Semiconductor Foundry
71,000	Largan Precision	5,314,795
	Mobile Device Camera Lenses & Modules
2,050,990	Chroma Ate	5,304,128
	Automatic Test Systems, Testing & Measurement Instruments
720,988	Advantech	5,293,043
	Industrial PC & Components
360,000	Ginko International	3,799,009
	Contact Lens Maker in China
		46,517,829
	> China 9.6%
30,774,000	AMVIG Holdings	13,294,333
	Chinese Tobacco Packaging Material Supplier
307,909	WuXi PharmaTech - ADR (a)	10,367,296
	Contract Research Organization Business in China
114,558	BitAuto - ADR (a)	8,066,029
	Automotive Information Website for Buyers & Dealers
11,951,000	Sihuan Pharmaceuticals	7,949,312
	Chinese Generic Drug Manufacturer
11,330,000	NewOcean Energy	4,350,120
	Southern China Liquefied Petroleum Gas Distributor
257,000	Phoenix New Media - ADR (a)	2,135,670
	Internet Advertising
		46,162,760
	> Indonesia 8.3%
6,909,600	Matahari Department Store	8,325,798
	Department Store Chain in Indonesia
61,966,600	MNC Skyvision	8,005,374
	Satellite Pay TV Operator in Indonesia
6,744,300	Tower Bersama Infrastructure	5,274,829
	Communications Towers
82,889,190	Ace Indonesia	5,240,181
	Home Improvement Retailer
11,800,000	Link Net (a)	4,687,606
	Fixed Broadband & CATV Service Provider
66,827,700	Arwana Citramulia	4,672,260
	Ceramic Tiles for Home Decoration
2,183,600	Mayora Indah	3,684,147
	Consumer Branded Food Manufacturer
		39,890,195
Number of Shares		Value
	> India 8.2%
2,422,982	Zee Entertainment Enterprises	$14,554,601
	Programmer of Pay Television Content
1,737,269	Adani Ports & Special Economic Zone	8,744,542
	Indian West Coast Shipping Port
419,349	United Breweries	5,528,264
	Brewer
17,632	Bosch	5,445,253
	Automotive Parts
190,350	Colgate Palmolive India	5,375,990
	Consumer Products in Oral Care
		39,648,650
	> Philippines 7.7%
39,172,300	Melco Crown (Philippines) Resorts (a)(b)	11,847,879
	Integrated Resort Operator in Manila
8,198,200	Puregold Price Club	7,022,694
	Supermarket Operator in the Philippines
3,814,910	Robinsons Retail Holdings	6,455,903
	Multi-format Retailer in the Philippines
56,400,000	RFM Corporation	6,312,286
	Flour, Bread, Pasta & Ice Cream Manufacturer/Distributor in the Philippines
1,601,770	Security Bank	5,425,569
	Commercial Bank in the Philippines
		37,064,331
	> Korea 4.7%
295,533	Koh Young Technology	11,460,489
	Inspection Systems for Printed Circuit Boards
358,365	The Basic House	4,749,783
	Casual & Formal Apparel in China
132,149	Grand Korea Leisure	3,840,763
	'Foreigner Only' Casino Group in Korea
121,818	Paradise	2,596,692
	Korean Casino Operator
		22,647,727
	> Hong Kong 4.5%
5,181,000	Melco International	11,341,826
	Macau Casino Operator
3,698,000	Vitasoy International	5,347,922
	Hong Kong Soy Food Brand
7,471,799	Sa Sa International (b)	5,212,405
	Cosmetics Retailer
		21,902,153
	> Thailand 3.2%
21,126,235	Home Product Center	5,287,194
	Home Improvement Retailer
10,016,800	Samui Airport Property Fund	5,267,193
	Thai Airport Operator
3,737,700	Robinson Department Store	5,087,575
	Department Store Operator in Thailand
		15,641,962

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets FundSM

Statement of Investments, continued

Number of Shares		Value
	> Cambodia 2.0%
11,570,000	Nagacorp	$9,428,460
	Casino & Entertainment Complex in Cambodia
	> Malaysia 1.8%
10,810,900	7-Eleven Malaysia Holdings (a)	4,637,881
	Exclusive 7-Eleven Franchisor for Malaysia
4,592,100	Aeon	4,124,459
	Shopping Center & Department Store Operator
		8,762,340
	> Singapore 1.1%
1,829,000	Petra Foods	5,241,804
	Chocolate Manufacturer in South East Asia
	> Japan 1.0%
310,760	Kansai Paint	4,814,286
	Paint Producer in Japan, India, China & Southeast Asia
Asia: Total		297,722,497
Europe 11.4%
	> United Kingdom 2.5%
10,175,965	Cable and Wireless	7,821,841
	Telecommunications Services Provider in the Caribbean
544,900	PureCircle (a)	4,362,477
	Natural Sweeteners
		12,184,318
	> Kazakhstan 2.2%
1,268,483	Halyk Savings Bank of Kazakhstan - GDR	10,782,106
	Retail Bank & Insurer in Kazakhstan
	> Sweden 1.8%
288,064	Hexagon	8,886,642
	Design, Measurement & Visualization Software & Equipment
	> Spain 1.4%
1,148,390	Prosegur	6,542,696
	Security Guards
	> Italy 1.1%
393,882	Pirelli	5,312,445
	Global Tire Supplier
	> France 1.1%
161,154	Eutelsat	5,211,664
	Fixed Satellite Services
	> Finland 1.1%
290,000	Tikkurila	5,064,974
	Decorative & Industrial Paint in Scandinavia & Central & Eastern Europe
Number of Shares		Value
	> Turkey 0.2%
54,624	Aviva (a)	$1,047,064
	Private Pension & Life Insurance Provider
Europe: Total		55,031,909
Latin America 10.8%
	> Brazil 3.8%
557,970	Localiza Rent A Car	7,495,715
	Car Rental
1,430,100	Odontoprev	5,304,637
	Dental Insurance
255,000	Linx	4,844,443
	Retail Management Software in Brazil
3,663,018	Beadell Resources (a)	663,425
	Gold Mining in Brazil
		18,308,220
	> Mexico 3.8%
40,525	Grupo Aeroportuario del Sureste - ADR	5,342,816
	Mexican Airport Operator
2,747,000	Hoteles City Express (a)	4,334,502
	Budget Hotel Operator in Mexico
2,278,100	Genomma Lab International (a)	4,332,694
	Developer, Marketer & Distributor of Consumer Products
2,069,000	Qualitas	4,282,793
	Auto Insurer in Mexico & Central America
		18,292,805
	> Chile 1.6%
1,943,078	Forus	7,941,359
	Multi-brand Latin American Wholesaler & Retailer
	> Colombia 1.6%
6,047,782	Isagen	7,545,413
	Colombian Electricity Provider
Latin America: Total		52,087,797
Other Countries 8.7%
	> South Africa 7.4%
2,003,746	Coronation Fund Managers	19,829,832
	South African Fund Manager
2,851,148	Rand Merchant Insurance	10,070,922
	Directly Sold Property & Casualty Insurance; Holdings in other Insurers
288,041	Mr. Price	5,826,748
	South African Retailer of Apparel, Household & Sporting Goods
		35,727,502
	> United States 1.1%
171,094	Bladex	5,149,929
	Latin American Trade Financing House

See accompanying notes to financial statements.

Number of Shares		Value
	> Morocco 0.2%
4,273	Holcim Maroc	$897,347
	Cement Player in Morocco
Other Countries: Total		41,774,778
Total Equities: 92.6% (Cost: $429,069,885)		446,616,981	(c)
Short-Term Investments 6.3%
30,382,894	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	30,382,894
Total Short-Term Investments: 6.3% (Cost: $30,382,894)		30,382,894
Number of Shares		Value
Securities Lending Collateral 0.7%
3,292,000	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (d)	$3,292,000
Total Securities Lending Collateral: 0.7% (Cost: $3,292,000)		3,292,000
Total Investments: 99.6% (Cost: $462,744,779)(e)		480,291,875
Obligation to Return Collateral for Securities Loaned: (0.7)%		(3,292,000)
Cash and Other Assets Less Liabilities: 1.1%		5,335,232
Net Assets: 100.0%		$482,335,107

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $3,111,617.

(c)  On December 31, 2014, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Hong Kong Dollar	$56,924,376	11.8
Taiwan Dollar	46,517,830	9.6
U.S. Dollar	41,843,846	8.7
Indonesian Rupiah	39,890,195	8.3
Indian Rupee	39,648,650	8.2
Philippine Peso	37,064,331	7.7
South African Rand	35,727,503	7.4
Other currencies less than 5% of total net assets	149,000,250	30.9
Total Equities	$446,616,981	92.6

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At December 31, 2014, for federal income tax purposes, the cost of investments was $465,233,774 and net unrealized appreciation was $15,058,101 consisting of gross unrealized appreciation of $54,270,589 and gross unrealized depreciation of $39,212,488.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets FundSM

Statement of Investments, continued

> Notes to Statement of Investments

amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of December 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$20,568,995	$277,153,502	$-	$297,722,497
Europe	-	55,031,909	-	55,031,909
Latin America	51,424,372	663,425	-	52,087,797
Other Countries	5,149,929	36,624,849	-	41,774,778
Total Equities	77,143,296	369,473,685	-	446,616,981
Total Short-Term Investments	30,382,894	-	-	30,382,894
Total Securities Lending Collateral	3,292,000	-	-	3,292,000
Total Investments	$110,818,190	$369,473,685	$-	$480,291,875

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets FundSM

Portfolio Diversification

At December 31, 2014, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Consumer Goods & Services
Retail	$79,453,513	16.5
Casinos & Gaming	39,055,619	8.1
Food & Beverage	30,476,900	6.3
Travel	11,830,217	2.4
Consumer Goods Distribution	5,375,990	1.1
Other Durable Goods	5,312,446	1.1
Apparel	4,749,782	1.0
Nondurables	4,332,694	0.9
	180,587,161	37.4
> Information
Instrumentation	16,764,617	3.5
Entertainment Programming	14,554,601	3.0
Business Software	13,731,085	2.8
Satellite Broadcasting & Services	13,217,039	2.8
Internet Related	10,201,699	2.1
Telephone & Data Services	7,821,841	1.6
Semiconductors & Related Equipment	5,663,384	1.2
Telecommunications Equipment	5,314,795	1.1
Computer Hardware & Related Equipment	5,293,043	1.1
Mobile Communications	5,274,828	1.1
Cable TV	4,687,606	1.0
	102,524,538	21.3
> Finance
Banks	21,357,604	4.4
Brokerage & Money Management	19,829,832	4.1
Insurance	19,658,352	4.1
Diversified Financial Companies	1,047,065	0.2
	61,892,853	12.8
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	28,743,200	6.0
Other Industrial Services	8,744,542	1.8
Outsourcing Services	6,542,696	1.4
Machinery	5,445,253	1.1
	49,475,691	10.3
> Health Care
Pharmaceuticals	18,316,608	3.8
Medical Supplies	10,651,163	2.2
	28,967,771	6.0
	Value	Percentage of Net Assets
> Other Industries
Transportation	$10,610,009	2.2
Regulated Utilities	7,545,413	1.6
	18,155,422	3.8
> Energy & Minerals
Oil Refining, Marketing & Distribution	4,350,120	0.9
Mining	663,425	0.1
	5,013,545	1.0
Total Equities:	446,616,981	92.6
Short-Term Investments:	30,382,894	6.3
Securities Lending Collateral:	3,292,000	0.7
Total Investments:	480,291,875	99.6
Obligation to Return Collateral for Securities Loaned:	(3,292,000)	(0.7)
Cash and Other Assets Less Liabilities:	5,335,232	1.1
Net Assets:	$482,335,107	100.0
See accompanying notes to financial statements.

Columbia Acorn European FundSM

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/14	12/31/14
Purchases
Europe
> United Kingdom
PureCircle	2,222	42,232
	Number of Shares
	9/30/14	12/31/14
Sales
Europe
> United Kingdom
Abcam	101,510	61,730
Aggreko	22,503	16,633
Assura	1,933,560	1,460,625
AVEVA	19,210	16,930
Babcock International	58,070	45,240
Cable and Wireless	726,213	505,313
Cambian	196,680	145,820
Charles Taylor	240,940	188,030
Connect Group	277,770	225,231
Dialight	40,510	31,910
Domino's Pizza UK & Ireland	59,400	37,830
Elementis	133,120	89,680
Fidessa Group	15,610	10,300
Halfords	73,060	49,530
Halma	59,235	38,985
Jardine Lloyd Thompson Group	70,133	40,000
Ocado	110,390	92,240
Polypipe	141,240	100,890
Rightmove	14,880	11,210
RPS Group	128,860	101,810
Shaftesbury	54,000	0
Spirax Sarco	30,750	21,120
WH Smith	47,530	32,210
Whitbread	8,325	5,575
> France
AKKA Technologies	16,283	11,883
Bonduelle	21,430	15,320
Cegedim	21,040	14,480
Eurofins Scientific	3,230	2,390
Eutelsat	17,160	12,505
Hi-Media	170,400	123,020
Neopost	23,030	16,720
Norbert Dentressangle	3,740	2,690
Saft	16,651	12,681
> Germany
Aurelius	32,530	22,450
Elringklinger	19,110	12,580
MTU Aero Engines	6,950	4,410
NORMA Group	27,290	16,790
Rational	1,910	1,240
TAG Immobilien	9,829	0
Telefonica Deutschland	112,250	80,330
Wirecard	20,890	14,240

See accompanying notes to financial statements.

	Number of Shares
	9/30/14	12/31/14
Sales (continued)
Europe—continued
> Sweden
Hexagon	29,450	18,910
Mekonomen	21,070	16,400
Recipharm	40,490	28,950
Sweco	43,610	31,870
Swedish Match	25,880	19,320
Unibet	11,111	7,351
> Spain
Bolsas y Mercados Españoles	14,590	10,370
DIA	145,730	123,060
Prosegur	109,520	100,660
Viscofan	15,040	10,000
> Switzerland
Geberit	3,480	2,290
INFICON	1,820	1,250
Partners Group	4,280	3,570
Sika	160	0
> Netherlands
Aalberts Industries	35,710	26,960
Arcadis	14,179	11,819
Brunel	18,101	16,071
Core Labs	3,610	1,960
Gemalto	6,180	4,760
> Finland
Konecranes	16,520	12,580
Munksjo	70,810	63,850
Sponda	131,300	101,200
Tikkurila	31,721	25,341
> Norway
Atea	42,030	32,400
Orkla	67,850	58,530
Subsea 7	38,130	33,440
> Italy
IMA	16,450	10,240
Pirelli	39,720	29,520
> Denmark
Jyske Bank	9,790	7,260
SimCorp	22,580	15,490
> Belgium
EVS Broadcast Equipment	12,520	10,920
> Austria
Schoeller-Bleckmann	5,770	0
	Number of Shares
	9/30/14	12/31/14
Other Countries
> United States
Gulfmark Offshore	1,637	0

See accompanying notes to financial statements.

Columbia Acorn European FundSM

Statement of Investments, December 31, 2014

Number of Shares		Value
		Equities: 95.7%
Europe 95.7%
	> United Kingdom 33.2%
1,460,625	Assura	$1,161,031
	Primary Health Care Property Developer
21,120	Spirax Sarco	940,196
	Steam Systems for Manufacturing & Processing Industries
45,240	Babcock International	741,134
	Public Sector Outsourcer
188,030	Charles Taylor	732,659
	Insurance Services
32,210	WH Smith	673,565
	Newsprint, Books & General Stationery Retailer
92,240	Ocado (a)(b)	570,957
	Online Grocery Retailer
40,000	Jardine Lloyd Thompson Group	558,603
	International Business Insurance Broker
225,231	Connect Group	537,604
	Newspaper & Magazine Distributor
145,820	Cambian (a)	462,874
	Mental Health Facilities & Programs
61,730	Abcam	448,109
	Online Sales of Antibodies
38,985	Halma	415,266
	Health & Safety Sensor Technology
37,830	Domino's Pizza UK & Ireland	413,043
	Pizza Delivery in the UK, Ireland & Germany
5,575	Whitbread	412,585
	UK Hotelier & Coffee Shop
31,910	Dialight	402,853
	LED Products for Hazardous & Industrial Environments
11,210	Rightmove	390,928
	Internet Real Estate Listings
505,313	Cable and Wireless	388,413
	Telecommunications Services Provider in the Caribbean
16,633	Aggreko	387,882
	Temporary Power & Temperature Control Services
100,890	Polypipe	386,029
	Manufacturer of Plastic Piping & Fittings
10,300	Fidessa Group	383,681
	Software for Financial Trading Systems
89,680	Elementis	363,515
	Specialty Chemicals
49,530	Halfords	361,435
	UK Retailer for Leisure Goods & Auto Parts
16,930	AVEVA	346,727
	Engineering Software
42,232	PureCircle (a)	338,110
	Natural Sweeteners
Number of Shares		Value
101,810	RPS Group	$331,802
	Consultant Specializing in Energy, Water, Urban Planning, Health & Safety
		12,149,001
	> France 12.0%
16,720	Neopost	953,839
	Postage Meter Machines
2,390	Eurofins Scientific	610,053
	Food, Pharmaceuticals & Materials Screening & Testing
14,480	Cegedim (a)	511,278
	Medical Market Research/IT Services
11,883	AKKA Technologies	416,417
	Engineering Consultancy
12,505	Eutelsat	404,407
	Fixed Satellite Services
2,690	Norbert Dentressangle	396,499
	European Logistics & Transport Group
12,681	Saft	384,642
	Niche Battery Manufacturer
15,320	Bonduelle	371,040
	Producer of Canned, Deep-frozen & Fresh Vegetables
123,020	Hi-Media (a)	369,132
	Online Advertiser in Europe
		4,417,307
	> Germany 10.6%
22,450	Aurelius	849,646
	European Turnaround Investor
16,790	NORMA Group	801,403
	Clamps for Automotive & Industrial Applications
14,240	Wirecard	620,923
	Online Payment Processing & Risk Management
12,580	Elringklinger	434,961
	Automobile Components
80,330	Telefonica Deutschland	425,737
	Mobile & Fixed-line Communications in Germany
1,240	Rational	388,535
	Commercial Ovens
4,410	MTU Aero Engines	383,254
	Airplane Engine Components & Services
		3,904,459
	> Sweden 8.2%
19,320	Swedish Match	605,383
	Swedish Snus
18,910	Hexagon	583,365
	Design, Measurement & Visualization Software & Equipment
28,950	Recipharm (a)	499,487
	Contract Development Manufacturing Organization
7,351	Unibet	464,415
	European Online Gaming Operator
31,870	Sweco	433,352
	Engineering Consultants

See accompanying notes to financial statements.

Number of Shares		Value
	> Sweden—continued
16,400	Mekonomen	$427,874
	Nordic Integrated Wholesaler/Retailer of Automotive Parts & Service
		3,013,876
	> Spain 6.4%
123,060	DIA	833,864
	Discount Retailer in Spain & Latin America
100,660	Prosegur	573,488
	Security Guards
10,000	Viscofan	530,563
	Sausage Casings Maker
10,370	Bolsas y Mercados Españoles	401,634
	Spanish Stock Markets
		2,339,549
	> Switzerland 6.0%
3,570	Partners Group	1,038,646
	Private Markets Asset Management
2,290	Geberit	774,714
	Plumbing Supplies
1,250	INFICON	387,560
	Gas Detection Instruments
		2,200,920
	> Netherlands 5.6%
26,960	Aalberts Industries	795,079
	Flow Control & Heat Treatment
4,760	Gemalto	388,475
	Digital Security Solutions
11,819	Arcadis	354,483
	Engineering Consultants
16,071	Brunel	263,166
	Temporary Specialist & Energy Staffing
1,960	Core Labs (b)	235,866
	Oil & Gas Reservoir Consulting
		2,037,069
	> Finland 5.3%
54,850	Munksjo (a)(b)	594,023
9,000	Munksjo (a)(c)	98,710
	Specialty Paper Maker
25,341	Tikkurila	442,591
	Decorative & Industrial Paint in Scandinavia & Central & Eastern Europe
101,200	Sponda	440,508
	Office, Retail & Logistics Properties
12,580	Konecranes	359,727
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
		1,935,559
	> Norway 2.9%
58,530	Orkla	398,441
	Food & Brands, Aluminum, Chemicals Conglomerate
Number of Shares		Value
33,440	Subsea 7	$342,188
	Offshore Subsea Contractor
32,400	Atea	334,738
	Nordic IT Hardware/Software Reseller & Installation Company
		1,075,367
	> Italy 2.3%
10,240	IMA	447,502
	Food & Drugs Packaging & Machinery
29,520	Pirelli	398,148
	Global Tire Supplier
		845,650
	> Denmark 2.1%
15,490	SimCorp	408,977
	Software for Investment Managers
7,260	Jyske Bank (a)	366,967
	Danish Bank
		775,944
	> Belgium 1.1%
10,920	EVS Broadcast Equipment	394,267
	Digital Live Mobile Production Software & Systems
Europe: Total		35,088,968
Total Equities: 95.7% (Cost: $34,661,015)		35,088,968 (d)
Short-Term Investments 5.6%
2,049,263	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	2,049,263
Total Short-Term Investments: 5.6% (Cost: $2,049,263)		2,049,263
Securities Lending Collateral 2.6%
940,969	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (e)	940,969
Total Securities Lending Collateral: 2.6% (Cost: $940,969)		940,969
Total Investments: 103.9% (Cost: $37,651,247)(f)		38,079,200
Obligation to Return Collateral for Securities Loaned: (2.6)%		(940,969)
Cash and Other Assets Less Liabilities: (1.3)%		(505,423)
Net Assets: 100.0%		$36,632,808

See accompanying notes to financial statements.

Columbia Acorn European FundSM

Statement of Investments, continued

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $899,714.

(c)  Security is traded on a Swedish exchange.

(d)  On December 31, 2014, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$15,539,284	42.3
British Pound	12,149,001	33.2
Swedish Krona	3,112,586	8.5
Swiss Franc	2,200,920	6.0
Other currencies less than 5% of total net assets	2,087,177	5.7
Total Equities	$35,088,968	95.7

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At December 31, 2014, for federal income tax purposes, the cost of investments was $38,033,522 and net unrealized appreciation was $45,678 consisting of gross unrealized appreciation of $2,648,480 and gross unrealized depreciation of $2,602,802.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of December 31, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$235,866	$34,853,102	$-	$35,088,968
Total Equities	235,866	34,853,102	-	35,088,968
Total Short-Term Investments	2,049,263	-	-	2,049,263
Total Securities Lending Collateral	940,969	-	-	940,969
Total Investments	$3,226,098	$34,853,102	$-	$38,079,200

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.

Columbia Acorn European FundSM

Portfolio Diversification

At December 31, 2014, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Machinery	$4,278,763	11.7
Other Industrial Services	2,500,826	6.8
Conglomerates	2,043,166	5.6
Outsourcing Services	1,994,205	5.4
Industrial Materials & Specialty Chemicals	1,933,800	5.3
Construction	1,160,743	3.2
Electrical Components	787,495	2.1
	14,698,998	40.1
> Consumer Goods & Services
Retail	2,867,696	7.8
Food & Beverage	1,845,096	5.0
Restaurants	825,627	2.2
Consumer Goods Distribution	537,604	1.5
Casinos & Gaming	464,415	1.3
Other Durable Goods	398,148	1.1
	6,938,586	18.9
> Information
Business Software	1,722,749	4.7
Computer Services	846,016	2.3
Telephone & Data Services	814,150	2.2
Computer Hardware & Related Equipment	782,743	2.2
Financial Processors	620,923	1.7
Instrumentation	415,266	1.1
Satellite Broadcasting & Services	404,407	1.1
Internet Related	390,928	1.1
Advertising	369,132	1.0
	6,366,314	17.4
> Finance
Insurance	1,291,262	3.5
Brokerage & Money Management	1,038,646	2.9
Financial Processors	401,634	1.1
Banks	366,967	1.0
	3,098,509	8.5
> Other Industries
Real Estate	1,601,539	4.4
Transportation	396,498	1.1
	1,998,037	5.5
> Health Care
Pharmaceuticals	499,487	1.3
Health Care Services	462,874	1.3
Medical Supplies	448,109	1.2
	1,410,470	3.8
	Value	Percentage of Net Assets
> Energy & Minerals
Oil Services	$342,188	0.9
Mining	235,866	0.6
	578,054	1.5
Total Equities:	35,088,968	95.7
Short-Term Investments:	2,049,263	5.6
Securities Lending Collateral:	940,969	2.6
Total Investments:	38,079,200	103.9
Obligation to Return Collateral for Securities Loaned:	(940,969)	(2.6)
Cash and Other Assets Less Liabilities:	(505,423)	(1.3)
Net Assets:	$36,632,808	100.0

See accompanying notes to financial statements.

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Columbia Acorn Family of Funds

Statements of Assets and Liabilities

December 31, 2014	Columbia Acorn® Fund		Columbia Acorn International®	Columbia Acorn USA®		Columbia Acorn International SelectSM
Assets:
Unaffiliated investments, at cost		$7,484,551,196	$6,181,672,054		$830,347,077		$226,743,851
Affiliated investments, at cost		1,936,450,819	89,062,228		—		—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $517,888,630; Columbia Acorn International $101,872,493; Columbia Acorn USA $76,216,239; Columbia Acorn International Select $5,229,212; Columbia Acorn Select $25,021,001; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $3,111,617; Columbia Acorn European Fund $899,714)		$13,330,324,037	$7,706,200,251		$1,481,414,096		$247,542,120
Affiliated investments, at value		3,181,183,473	82,210,773		—		—
Foreign currency (cost: Columbia Acorn Fund $—; Columbia Acorn International $60,590; Columbia Acorn USA $—; Columbia Acorn International Select $207; Columbia Acorn Select $—; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $8,175; Columbia Acorn European Fund $—)		—	60,626		—		194
Receivable for:
Investments sold		85,134,157	10,721,096		5,422,076		—
Investments sold on a delayed delivery basis		—	28,140,540		—		10,544,973
Fund shares sold		6,362,703	11,502,927		595,653		1,297,160
Dividends		9,179,988	8,261,684		663,335		476,654
Interest		—	422,108		—		158,175
Securities lending income		733,110	92,922		42,518		2,959
Foreign tax reclaims		80,119	5,793,287		—		202,691
Expense reimbursement due from Investment Manager		—	1,105		—		—
Trustees' deferred compensation plan		3,633,077	1,162,700		311,353		—
Prepaid expenses		178,504	78,612		14,603		3,123
Other assets		—	—		—		39
Total Assets		16,616,809,168	7,854,648,631		1,488,463,634		260,228,088
Liabilities:
Collateral on securities loaned		534,041,419	105,532,274		78,364,950		5,507,307
Unrealized depreciation on forward foreign currency exchange contracts		—	—		—		97,181
Payable for:
Investments purchased		13,139,136	1,485		20,461		—
Fund shares redeemed		126,071,938	11,472,191		12,027,290		1,511,773
Investment advisory fee		285,004	160,731		33,671		6,576
Administration fee		17,109	8,193		1,501		270
12b-1 Service and Distribution fees		40,545	9,574		2,081		602
Reports to shareholders		522,549	371,066		57,308		23,093
Transfer agent fees		2,795,822	940,762		350,629		31,788
Trustees' fees		6,459	3,535		315		58,916
Custody fees		75,578	446,078		3,972		15,091
Professional fee		279,984	172,371		60,976		49,286
Chief compliance officer expenses		67,227	29,269		5,346		1,209
Deferred foreign capital gains tax payable		1,217,682	771,879		—		—
Trustees' deferred compensation plan		3,633,077	1,162,700		311,353		—
Other liabilities		39,614	88,388		7,494		5,296
Total Liabilities		682,233,143	121,170,496		91,247,347		7,308,388
Net Assets		$15,934,576,025	$7,733,478,135		$1,397,216,287		$252,919,700
Composition of Net Assets:
Paid-in capital		$8,251,610,741	$6,284,036,774		$713,240,383		$247,521,085
Undistributed (Overdistributed) net investment income (loss)		(3,615,764)	(92,376,083)		(312,115)		(6,492,720)
Accumulated net realized gain (loss)		597,304,435	25,535,899		33,221,000		(8,784,944)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		5,845,772,841	1,524,528,197		651,067,019		20,798,269
Affiliated investments		1,244,732,654	(6,851,455)		—		—
Foreign currency translations		(11,200)	(623,318)		—		(24,809)
Forward foreign currency exchange contracts		—	—		—		(97,181)
Foreign capital gains tax		(1,217,682)	(771,879)		—		—
Net Assets		$15,934,576,025	$7,733,478,135		$1,397,216,287		$252,919,700
Net asset value per share – Class A (a)		$30.30	$41.68		$29.13		$22.04
(Net assets/shares)		($2,694,610,293/ 88,936,087)	($946,553,332/ 22,709,158)		($148,089,203/ 5,084,062)		($53,419,289/ 2,424,210)
Maximum offering price per share – Class A (b)		$32.15	$44.22		$30.91		$23.38
(Net asset value per share/front-end sales charge)		($30.30/0.9425)	($41.68/0.9425)		($29.13/0.9425)		($22.04/0.9425)
Net asset value and offering price per share – Class B (a)		$26.53	$40.38		$25.27		$20.69
(Net assets/shares)		($7,201,444/ 271,438)	($6,515,645/ 161,339)		($233,839/ 9,255)		($355,261/ 17,168)
Net asset value and offering price per share – Class C (a)		$25.92	$40.20		$24.98		$20.54
(Net assets/shares)		($776,369,920/ 29,952,465)	($103,691,126/ 2,579,547)		($36,475,846/ 1,460,419)		($8,057,482/ 392,206)
Net asset value and offering price per share – Class I (c)		$32.03	$41.76		$31.19 (d)		$22.29 (d)
(Net assets/shares)		($28,164,333/ 879,375)	($38,804,103/ 929,209)		($2,190/70)		($2,054/92)
Net asset value and offering price per share – Class R (c)		$—	$41.67		$—		$—
(Net assets/shares)	($	—/—)	($5,560,256/ 133,428)	($	—/—)	($	—/—)
Net asset value and offering price per share – Class R4 (c)		$32.51	$42.02		$31.70		$22.45
(Net assets/shares)		($250,456,683/ 7,704,621)	($424,424,543/ 10,100,805)		($7,951,752/ 250,822)		($973,923/ 43,382)
Net asset value and offering price per share – Class R5 (c)		$32.55	$41.71		$31.71		$22.43
(Net assets/shares)		($458,223,180/ 14,079,444)	($397,881,832/ 9,540,352)		($36,689,268/ 1,156,852)		($2,592,742/ 115,594)
Net asset value and offering price per share – Class Y (c)		$32.61	$42.02		$31.80		$22.42
(Net assets/shares)		($378,779,713/ 11,616,665)	($225,012,495/ 5,354,548)		($35,550,879/ 1,118,012)		($11,755,060/ 524,405)
Net asset value and offering price per share – Class Z (c)		$31.95	$41.73		$31.03		$22.30
(Net assets/shares)		($11,340,770,459/ 354,923,558)	($5,585,034,803/ 133,844,433)		($1,132,223,310/ 36,489,177)		($175,763,889/ 7,883,319)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value.

(d)  Net asset value per share rounds to this amount due to fractional shares outstanding.

See accompanying notes to financial statements.

December 31, 2014	Columbia Acorn SelectSM		Columbia Thermostat FundSM		Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
Assets:
Unaffiliated investments, at cost		$465,246,337		$5,937,697		$462,744,779		$37,651,247
Affiliated investments, at cost		23,207,419		1,217,734,045		—		—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $517,888,630; Columbia Acorn International $101,872,493; Columbia Acorn USA $76,216,239; Columbia Acorn International Select $5,229,212; Columbia Acorn Select $25,021,001; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $3,111,617; Columbia Acorn European Fund $899,714)		$692,641,201		$5,937,697		$480,291,875		$38,079,200
Affiliated investments, at value		2,231,409		1,254,039,602		—		—
Foreign currency (cost: Columbia Acorn Fund $—; Columbia Acorn International $60,590; Columbia Acorn USA $—; Columbia Acorn International Select $207; Columbia Acorn Select $—; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $8,175; Columbia Acorn European Fund $—)		—		—		8,175		—
Receivable for:
Investments sold		2,733,151		—		5,671,005		—
Investments sold on a delayed delivery basis		—		—		1,410,304		—
Fund shares sold		327,811		3,252,825		502,063		106,968
Dividends		505,390		2,517,967		381,411		19,807
Interest		—		—		21,155		—
Securities lending income		5,915		—		4,273		258
Foreign tax reclaims		—		—		16,018		29,146
Expense reimbursement due from Investment Manager		5		272		—		361
Trustees' deferred compensation plan		327,425		—		—		—
Prepaid expenses		6,689		11,441		5,396		604
Other assets		—		—		—		6,700
Total Assets		698,778,996		1,265,759,804		488,311,675		38,243,044
Liabilities:
Collateral on securities loaned		25,598,975		—		3,292,000		940,969
Unrealized depreciation on forward foreign currency exchange contracts		—		—		—		—
Payable for:
Investments purchased		—		2,517,967		392,506		—
Fund shares redeemed		6,049,874		2,509,156		1,341,057		594,520
Investment advisory fee		15,817		3,456		13,868		1,213
Administration fee		717		1,332		508		39
12b-1 Service and Distribution fees		3,202		14,207		2,227		287
Reports to shareholders		51,558		60,626		35,164		9,851
Transfer agent fees		89,370		123,723		87,433		4,879
Trustees' fees		115		68,313		13,396		2,030
Custody fees		2,661		772		67,822		8,105
Professional fee		53,695		36,711		51,847		44,953
Chief compliance officer expenses		2,553		4,188		1,920		230
Deferred foreign capital gains tax payable		—		—		670,775		—
Trustees' deferred compensation plan		327,425		—		—		—
Other liabilities		6,248		6,292		6,045		3,160
Total Liabilities		32,202,210		5,346,743		5,976,568		1,610,236
Net Assets		$666,576,786		$1,260,413,061		$482,335,107		$36,632,808
Composition of Net Assets:
Paid-in capital		$412,071,005		$1,203,792,209		$483,175,584		$38,729,584
Undistributed (Overdistributed) net investment income (loss)		(325,960)		1,675,197		(2,486,157)		199,170
Accumulated net realized gain (loss)		48,412,887		18,640,098		(15,220,290)		(2,720,678)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		227,394,864		—		17,547,096		427,953
Affiliated investments		(20,976,010)		36,305,557		—		—
Foreign currency translations		—		—		(10,351)		(3,221)
Forward foreign currency exchange contracts		—		—		—		—
Foreign capital gains tax		—		—		(670,775)		—
Net Assets		$666,576,786		$1,260,413,061		$482,335,107		$36,632,808
Net asset value per share – Class A (a)		$21.03		$14.86		$12.72		$14.34
(Net assets/shares)		($264,233,793/ 12,564,179)		($450,258,215/ 30,296,730)		($160,969,366/ 12,653,450)		($21,100,546/ 1,471,542)
Maximum offering price per share – Class A (b)		$22.31		$15.77		$13.50		$15.21
(Net asset value per share/front-end sales charge)		($21.03/0.9425)		($14.86/0.9425)		($12.72/0.9425)		($14.34/0.9425)
Net asset value and offering price per share – Class B (a)		$18.03		$14.97		$—		$—
(Net assets/shares)		($1,013,740/ 56,223)		($1,230,725/ 82,215)	($	—/—)	($	—/—)
Net asset value and offering price per share – Class C (a)		$17.69		$14.96		$12.65		$14.16
(Net assets/shares)		($48,590,843/ 2,746,875)		($404,455,852/ 27,029,504)		($41,207,804/ 3,256,664)		($5,095,696/ 359,769)
Net asset value and offering price per share – Class I (c)		$22.38		$—		$12.75		$14.33 (d)
(Net assets/shares)		($18,718,451/ 836,207)	($	—/—)		($2,537/199)		($2,405/168)
Net asset value and offering price per share – Class R (c)		$—		$—		$—		$—
(Net assets/shares)	($	—/—)	($	—/—)	($	—/—)	($	—/—)
Net asset value and offering price per share – Class R4 (c)		$22.75		$14.74		$12.83		$14.40
(Net assets/shares)		($1,192,845/ 52,437)		($23,412,262/ 1,588,161)		($15,467,392/ 1,205,718)		($302,200/ 20,989)
Net asset value and offering price per share – Class R5 (c)		$22.78		$14.75		$12.82		$14.47
(Net assets/shares)		($10,696,533/ 469,631)		($3,535,754/ 239,636)		($19,632,386/ 1,531,295)		($1,632,907/ 112,858)
Net asset value and offering price per share – Class Y (c)		$22.86		$14.74		$12.71 (d)		$—
(Net assets/shares)		($3,643,794/ 159,383)		($401,249/ 27,225)	($2,409/190)		($	—/—)
Net asset value and offering price per share – Class Z (c)		$22.28		$14.67		$12.74		$14.34
(Net assets/shares)		($318,486,787/ 14,295,229)		($377,119,004/ 25,702,685)		($245,053,213/ 19,227,983)		($8,499,054/ 592,721)

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Operations For the Year Ended December 31, 2014

	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Investment Income:
Dividends	$130,103,964	$193,185,949	$10,988,172	$9,293,543
Dividends from affiliates	29,184,960	2,716,857	—	—
Dividends from affiliated investment company shares	—	—	—	—
Interest	28	422,120	—	159,496
Income from securities lending – net	8,813,015	2,698,509	695,151	82,125
	168,101,967	199,023,435	11,683,323	9,535,164
Foreign taxes withheld	(3,690,111)	(21,512,877)	(48,111)	(983,827)
Total Investment Income	164,411,856	177,510,558	11,635,212	8,551,337
Expenses:
Investment advisory fee	123,279,339	62,943,042	13,670,928	3,181,739
Administration fee	7,213,744	3,125,021	594,093	126,805
12b-1 Service and Distribution fees:
Class A	8,592,952	2,667,608	449,365	175,936
Class B	90,223	72,788	2,594	4,608
Class C	8,701,253	1,126,925	380,797	100,087
Class R	—	31,579	—	—
Transfer agent fees:
Class A	4,155,458	1,720,019	261,824	87,589
Class B	35,903	38,766	1,980	1,679
Class C	600,799	149,726	22,804	13,942
Class R	—	17,366	—	—
Class R4	141,867	727,781	9,607	1,027
Class R5	270,303	180,234	12,947	1,140
Class Z	10,876,663	4,859,090	1,792,440	189,839
Trustees' fees	783,134	331,507	64,051	18,370
Custody fees	286,646	1,627,706	18,109	53,691
Registration and blue sky fees	161,921	208,490	101,054	96,305
Reports to shareholders	1,709,475	1,468,212	189,682	93,133
Audit fees	128,015	186,886	47,454	67,565
Legal fees	954,344	411,735	77,560	16,867
Chief compliance officer expenses	832,923	349,613	67,861	14,459
Other expenses	500,991	432,540	52,183	29,423
Total Expenses	169,315,953	82,676,634	17,817,333	4,274,204
Less reimbursement of expenses by Investment Manager	—	(452,267)	—	—
Net Expenses	169,315,953	82,224,367	17,817,333	4,274,204
Net Investment Income (Loss)	(4,904,097)	95,286,191	(6,182,121)	4,277,133
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Unaffiliated investments	2,437,002,117	484,607,306	257,777,850	26,013,036
Affiliated investments	821,706,250	(17,504,372)	—	—
Distributions from affiliated investment company shares	—	—	—	—
Foreign currency translations	(364,125)	(3,712,183)	—	(216,519)
Forward foreign currency exchange contracts	—	—	—	469,034
Net realized gain (loss)	3,258,344,242	463,390,751	257,777,850	26,265,551
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,177,683,907)	(907,336,120)	(207,204,706)	(49,975,163)
Affiliated investments	(983,776,070)	(8,117,487)	—	—
Foreign currency translations	(52,735)	(768,255)	—	(22,087)
Forward foreign currency exchange contracts	—	—	—	(162,999)
Unaffiliated options	—	—	—	(985,539)
Affiliated options	—	(2,630,029)	—	—
Foreign capital gains tax	(1,217,682)	(771,879)	—	—
Net change in unrealized appreciation (depreciation)	(3,162,730,394)	(919,623,770)	(207,204,706)	(51,145,788)
Net realized and unrealized gain (loss)	95,613,848	(456,233,019)	50,573,144	(24,880,237)
Net Increase (Decrease) in Net Assets from Operations	$90,709,751	$(360,946,828)	$44,391,023	$(20,603,104)

(a)  Class R4 shares reflect activity for the period from June 25, 2014 (commencement of operations) through December 31, 2014.

See accompanying notes to financial statements.

	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Investment Income:
Dividends	$5,569,610	$383	$11,155,771	$1,403,275
Dividends from affiliates	—	—	—	—
Dividends from affiliated investment company shares	—	30,848,823	—	—
Interest	—	—	21,163	17
Income from securities lending – net	48,463	—	147,926	7,066
	5,618,073	30,849,206	11,324,860	1,410,358
Foreign taxes withheld	(10,148)	—	(1,119,841)	(148,567)
Total Investment Income	5,607,925	30,849,206	10,205,019	1,261,791
Expenses:
Investment advisory fee	6,450,443	1,290,957	5,370,711	590,149
Administration fee	285,780	483,999	194,491	18,574
12b-1 Service and Distribution fees:
Class A	737,403	1,212,958	516,453	71,873
Class B	13,589	12,184	—	—
Class C	554,669	4,156,486	414,504	40,802
Class R	—	—	—	—
Transfer agent fees:
Class A	353,825	358,522	225,183	30,394
Class B	8,093	3,500	—	—
Class C	51,781	305,697	49,236	5,171
Class R	—	—	—	—
Class R4	2,424	13,427	10,924	136 (a)
Class R5	5,531	1,132	10,150	944
Class Z	329,934	220,537	283,809	15,080
Trustees' fees	32,033	52,035	24,337	3,067
Custody fees	8,718	1,735	245,329	52,875
Registration and blue sky fees	100,823	143,059	105,558	81,031
Reports to shareholders	169,234	255,154	148,357	36,112
Audit fees	47,454	35,914	69,614	36,644
Legal fees	36,715	62,378	29,416	3,019
Chief compliance officer expenses	32,246	53,583	21,819	2,257
Other expenses	60,146	44,174	55,010	16,407
Total Expenses	9,280,841	8,707,431	7,774,901	1,004,535
Less reimbursement of expenses by Investment Manager	(854)	(135,531)	—	(147,638)
Net Expenses	9,279,987	8,571,900	7,774,901	856,897
Net Investment Income (Loss)	(3,672,062)	22,277,306	2,430,118	404,894
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Unaffiliated investments	158,812,494	35	(9,031,194)	(2,662,856)
Affiliated investments	(5,568,755)	22,954,871	—	—
Distributions from affiliated investment company shares	—	15,223,291	—	—
Foreign currency translations	(10,222)	—	(198,212)	(50,072)
Forward foreign currency exchange contracts	—	—	—	—
Net realized gain (loss)	153,233,517	38,178,197	(9,229,406)	(2,712,928)
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	(133,989,051)	—	(13,842,360)	(3,112,977)
Affiliated investments	854,842	4,982,086	—	—
Foreign currency translations	—	—	4,051	(3,732)
Forward foreign currency exchange contracts	—	—	—	—
Unaffiliated options	—	—	(131,808)	—
Affiliated options	—	—	—	—
Foreign capital gains tax	—	—	(670,775)	—
Net change in unrealized appreciation (depreciation)	(133,134,209)	4,982,086	(14,640,892)	(3,116,709)
Net realized and unrealized gain (loss)	20,099,308	43,160,283	(23,870,298)	(5,829,637)
Net Increase (Decrease) in Net Assets from Operations	$16,427,246	$65,437,589	$(21,440,180)	$(5,424,743)

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn® Fund		Columbia Acorn International®		Columbia Acorn USA®		Columbia Acorn International SelectSM
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2014	2013	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(4,904,097)	$5,803,936	$95,286,191	$94,506,163	$(6,182,121)	$(4,042,574)	$4,277,133	$4,636,217
Net realized gain (loss) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	2,436,637,992	1,401,573,106	480,895,123	523,273,919	257,777,850	160,973,633	26,265,551	29,669,962
Net realized gain (loss) on affiliated investments and distributions from affiliated investment company shares	821,706,250	222,109,404	(17,504,372)	76,804,823	—	—	—	—
Net change in net unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, options and foreign capital gains tax	(2,178,954,324)	2,882,264,973	(908,876,254)	906,950,318	(207,204,706)	306,146,936	(51,145,788)	13,943,403
Net change in net unrealized appreciation (depreciation) on affiliated investments, affiliated options and affiliated investment company shares	(983,776,070)	742,076,449	(10,747,516)	(67,324,444)	—	392,095	—	—
Net Increase (Decrease) in Net Assets from Operations	90,709,751	5,253,827,868	(360,946,828)	1,534,210,779	44,391,023	463,470,090	(20,603,104)	48,249,582
Distributions to Shareholders From:
Net investment income – Class A	—	(4,469,883)	(11,982,984)	(25,492,504)	—	—	(224,613)	(995,831)
Net realized gain – Class A	(486,737,575)	(242,979,462)	(51,297,757)	(42,739,072)	(28,022,455)	(16,332,703)	(6,609,718)	(5,217,634)
Net investment income – Class B	—	—	(33,111)	(249,782)	—	—	—	(6,430)
Net realized gain – Class B	(1,499,818)	(1,474,831)	(404,076)	(556,329)	(50,293)	(57,712)	(51,627)	(67,482)
Net investment income – Class C	—	—	(500,190)	(1,667,787)	—	—	—	(60,907)
Net realized gain – Class C	(148,638,681)	(65,282,509)	(5,765,804)	(4,540,816)	(7,386,824)	(3,645,977)	(1,052,637)	(740,564)
Net investment income – Class I	—	(44,509)	(432,624)	(1,200,147)	—	—	(19)	(44)
Net realized gain – Class I	(3,521,541)	(1,462,421)	(1,776,863)	(1,173,000)	(424)	(310)	(267)	(183)
Net investment income – Class R	—	—	(45,702)	(88,738)	—	—	—	—
Net realized gain – Class R	—	—	(308,877)	(220,182)	—	—	—	—
Net investment income – Class R4	—	(39,853)	(5,947,002)	(5,132,184)	—	—	(7,289)	(6,112)
Net realized gain – Class R4	(21,919,022)	(3,609,537)	(21,064,501)	(13,386,984)	(1,294,173)	(464,529)	(123,308)	(20,623)
Net investment income – Class R5	—	(132,214)	(6,469,747)	(6,226,444)	—	—	(19,269)	(15,307)
Net realized gain – Class R5	(83,114,711)	(24,670,758)	(20,627,952)	(11,061,862)	(5,923,118)	(450,508)	(294,842)	(50,485)
Net investment income – Class Y	—	(1,014,881)	(3,631,416)	(3,420,841)	—	—	(94,386)	(202,646)
Net realized gain – Class Y	(70,995,899)	(67,636,681)	(11,216,211)	(7,136,853)	(5,748,134)	(2,875,291)	(1,353,410)	(590,564)
Net investment income – Class Z	—	(15,891,591)	(88,209,132)	(155,452,351)	—	—	(1,436,806)	(4,109,073)
Net realized gain – Class Z	(1,866,279,508)	(900,665,248)	(300,186,783)	(249,192,931)	(197,817,289)	(117,566,025)	(23,156,256)	(18,050,611)
Total Distributions to Shareholders	(2,682,706,755)	(1,329,374,378)	(529,900,732)	(528,938,807)	(246,242,710)	(141,393,055)	(34,424,447)	(30,134,496)
Share Transactions:
Subscriptions – Class A	387,297,277	557,145,668	235,302,578	388,100,963	25,880,527	45,008,746	17,687,288	25,343,455
Distributions reinvested – Class A	458,120,888	233,381,519	61,324,199	65,876,765	25,490,248	15,114,156	6,671,741	6,095,501
Redemptions – Class A	(1,539,008,962)	(858,688,706)	(328,383,569)	(530,170,862)	(81,566,768)	(44,053,671)	(33,811,493)	(35,337,785)
Net Increase (Decrease) – Class A	(693,590,797)	(68,161,519)	(31,756,792)	(76,193,134)	(30,195,993)	16,069,231	(9,452,464)	(3,898,829)
Distributions reinvested – Class B	1,459,028	1,460,482	428,823	818,689	50,412	57,565	51,402	73,716
Redemptions – Class B	(11,842,669)	(21,005,008)	(6,307,820)	(7,611,506)	(333,713)	(704,340)	(493,902)	(502,159)
Net Increase (Decrease) – Class B	(10,383,641)	(19,544,526)	(5,878,997)	(6,792,817)	(283,301)	(646,775)	(442,500)	(428,443)
Subscriptions – Class C	69,519,166	102,078,253	20,327,395	18,300,360	2,990,564	3,731,266	1,124,408	2,209,150
Distributions reinvested – Class C	124,358,458	53,482,078	5,543,900	5,389,019	7,016,021	3,400,514	965,830	731,141
Redemptions – Class C	(204,072,123)	(127,416,912)	(20,718,133)	(18,680,336)	(7,454,664)	(4,271,383)	(2,579,871)	(2,895,556)
Net Increase (Decrease) – Class C	(10,194,499)	28,143,419	5,153,162	5,009,043	2,551,921	2,860,397	(489,633)	44,735
Subscriptions – Class I	82,894,450	62,857,281	106,632,159	88,004,757	—	—	—	—
Distributions reinvested – Class I	3,521,166	1,506,709	2,209,323	2,371,517	—	—	—	—
Redemptions – Class I	(79,941,110)	(116,462,027)	(98,916,651)	(175,245,774)	(1,200)	—	(100)	—
Net Increase (Decrease) – Class I	6,474,506	(52,098,037)	9,924,831	(84,869,500)	(1,200)	—	(100)	—
Subscriptions – Class R	—	—	3,552,904	3,579,789	—	—	—	—
Distributions reinvested – Class R	—	—	324,934	280,476	—	—	—	—
Redemptions – Class R	—	—	(3,574,734)	(1,384,671)	—	—	—	—
Net Increase – Class R	—	—	303,104	2,475,594	—	—	—	—

(a)  Class Y shares reflect activity for the period from June 13, 2013 (commencement of operations) through December 31, 2013.

(b)  Class R4 shares reflect activity for the period from June 25, 2014 (commencement of operations) through December 31, 2014.
See accompanying notes to financial statements.

	Columbia Acorn SelectSM		Columbia Thermostat FundSM		Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2014	2013	2014	2013	2014	2013 (a)	2014 (b)	2013
Operations:
Net investment income (loss)	$(3,672,062)	$(3,787,764)	$22,277,306	$21,177,510	$2,430,118	$1,192,356	$404,894	$16,515
Net realized gain (loss) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	158,802,272	199,126,634	35	—	(9,229,406)	(5,903,007)	(2,712,928)	290,295
Net realized gain (loss) on affiliated investments and distributions from affiliated investment company shares	(5,568,755)	1,096,550	38,178,162	87,967,259	—	—	—	—
Net change in net unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, options and foreign capital gains tax	(133,989,051)	59,584,538	—	—	(14,640,892)	30,064,776	(3,116,709)	3,148,647
Net change in net unrealized appreciation (depreciation) on affiliated investments, affiliated options and affiliated investment company shares	854,842	7,543,133	4,982,086	(12,732,372)	—	—	—	—
Net Increase (Decrease) in Net Assets from Operations	16,427,246	263,563,091	65,437,589	96,412,397	(21,440,180)	25,354,125	(5,424,743)	3,455,457
Distributions to Shareholders From:
Net investment income – Class A	—	(779,067)	(8,397,874)	(8,405,645)	(1,094,797)	(982,830)	(84,996)	(19,726)
Net realized gain – Class A	(56,636,824)	(74,628,738)	(6,398,591)	(24,911,710)	—	—	(169,484)	(17,284)
Net investment income – Class B	—	—	(17,083)	(26,642)	—	—	—	—
Net realized gain – Class B	(297,506)	(860,295)	(18,454)	(109,193)	—	—	—	—
Net investment income – Class C	—	—	(4,546,957)	(3,912,583)	—	—	—	—
Net realized gain – Class C	(12,212,259)	(15,474,668)	(5,614,280)	(20,870,877)	—	—	(21,837)	(1,176)
Net investment income – Class I	—	(134,582)	—	—	(25)	(63)	(17)	(31)
Net realized gain – Class I	(3,400,475)	(3,544,269)	—	—	—	—	(13)	(8)
Net investment income – Class R	—	—	—	—	—	—	—	—
Net realized gain – Class R	—	—	—	—	—	—	—	—
Net investment income – Class R4	—	(361)	(496,795)	(279,538)	(139,747)	(121,494)	(1,628)	—
Net realized gain – Class R4	(246,466)	(146,391)	(305,871)	(732,207)	—	—	—	—
Net investment income – Class R5	—	(2,205)	(65,599)	(17,560)	(184,675)	(121,239)	(11,230)	(5,749)
Net realized gain – Class R5	(2,042,106)	(2,031,137)	(42,379)	(45,621)	—	—	(14,316)	(1,913)
Net investment income – Class Y	—	(184)	(8,730)	(55)	(23)	(27)	—	—
Net realized gain – Class Y	(715,032)	(819,712)	(5,549)	(133)	—	—	—	—
Net investment income – Class Z	—	(2,355,271)	(8,020,198)	(7,145,972)	(2,086,821)	(1,332,785)	(58,745)	(15,666)
Net realized gain – Class Z	(67,822,345)	(101,354,640)	(5,142,454)	(18,354,791)	—	—	(81,656)	(4,486)
Total Distributions to Shareholders	(143,373,013)	(202,131,520)	(39,080,814)	(84,812,527)	(3,506,088)	(2,558,438)	(443,922)	(66,039)
Share Transactions:
Subscriptions – Class A	23,903,410	65,389,229	109,228,793	269,301,297	111,765,309	179,677,591	30,709,434	19,592,036
Distributions reinvested – Class A	52,931,442	70,987,772	13,288,881	30,672,808	1,088,373	978,630	251,848	31,783
Redemptions – Class A	(94,474,957)	(88,198,756)	(196,252,756)	(113,768,855)	(122,334,919)	(16,017,690)	(25,970,474)	(3,060,376)
Net Increase (Decrease) – Class A	(17,640,105)	48,178,245	(73,735,082)	186,205,250	(9,481,237)	164,638,531	4,990,808	16,563,443
Distributions reinvested – Class B	295,790	857,139	35,043	134,520	—	—	—	—
Redemptions – Class B	(1,910,917)	(8,581,439)	(1,111,595)	(2,504,093)	—	—	—	—
Net Increase (Decrease) – Class B	(1,615,127)	(7,724,300)	(1,076,552)	(2,369,573)	—	—	—	—
Subscriptions – Class C	3,943,141	4,254,216	71,129,998	215,445,550	16,317,984	30,902,660	5,134,061	1,250,413
Distributions reinvested – Class C	10,065,907	12,694,116	7,780,938	18,856,243	—	—	21,837	1,175
Redemptions – Class C	(15,355,912)	(14,117,603)	(113,101,789)	(60,357,649)	(5,604,206)	(732,599)	(974,284)	(56,761)
Net Increase (Decrease) – Class C	(1,346,864)	2,830,729	(34,190,853)	173,944,144	10,713,778	30,170,061	4,181,614	1,194,827
Subscriptions – Class I	54,126,443	41,439,706	—	—	—	—	—	—
Distributions reinvested – Class I	3,400,003	3,678,143	—	—	24	63	29	39
Redemptions – Class I	(52,140,680)	(77,746,294)	—	—	(4,200)	—	(5,500)	—
Net Increase (Decrease) – Class I	5,385,766	(32,628,445)	—	—	(4,176)	63	(5,471)	39
Subscriptions – Class R	—	—	—	—	—	—	—	—
Distributions reinvested – Class R	—	—	—	—	—	—	—	—
Redemptions – Class R	—	—	—	—	—	—	—	—
Net Increase – Class R	—	—	—	—	—	—	—	—

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn® Fund		Columbia Acorn International®		Columbia Acorn USA®		Columbia Acorn International SelectSM
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2014	2013	2014	2013	2014	2013	2014	2013
Subscriptions – Class R4	207,170,623	70,679,921	175,589,777	346,765,044	2,470,102	6,157,899	1,034,431	383,885
Distributions reinvested – Class R4	21,432,710	3,598,586	26,888,828	18,510,730	1,284,629	463,030	130,285	25,563
Redemptions – Class R4	(32,595,900)	(5,189,707)	(86,239,207)	(7,666,126)	(1,252,295)	(397,344)	(342,802)	(158)
Net Increase – Class R4	196,007,433	69,088,800	116,239,398	357,609,648	2,502,436	6,223,585	821,914	409,290
Subscriptions – Class R5	195,425,964	491,001,376	247,362,038	285,865,026	37,680,269	5,875,204	3,308,092	959,653
Distributions reinvested – Class R5	82,145,922	24,452,455	27,089,438	17,278,109	5,922,697	450,258	313,832	65,594
Redemptions – Class R5	(237,599,243)	(47,781,358)	(105,520,799)	(47,512,031)	(8,503,850)	(553,703)	(1,308,702)	(79,732)
Net Increase (Decrease) – Class R5	39,972,643	467,672,473	168,930,677	255,631,104	35,099,116	5,771,759	2,313,222	945,515
Subscriptions – Class Y	199,351,710	1,048,816,289	103,024,265	165,373,208	36,144,225	44,461,461	2,689,199	13,106,279
Distributions reinvested – Class Y	70,995,899	68,651,368	14,847,627	8,485,714	5,747,713	2,875,042	1,447,516	793,011
Redemptions – Class Y	(1,053,713,427)	(76,908,863)	(21,611,148)	(60,678,159)	(48,745,200)	(321,655)	(3,306,180)	(353,711)
Net Increase (Decrease) – Class Y	(783,365,818)	1,040,558,794	96,260,744	113,180,763	(6,853,262)	47,014,848	830,535	13,545,579
Subscriptions – Class Z	982,362,041	1,365,381,996	856,537,476	952,243,095	102,940,940	192,666,998	43,516,847	56,693,525
Distributions reinvested – Class Z	1,619,840,849	797,203,097	294,475,850	317,702,278	173,222,058	102,958,421	14,556,758	12,763,349
Redemptions – Class Z	(4,171,520,886)	(3,725,592,700)	(1,213,184,358)	(1,257,745,052)	(480,201,144)	(494,803,769)	(99,596,462)	(122,754,727)
Net Increase (Decrease) – Class Z	(1,569,317,996)	(1,563,007,607)	(62,171,032)	12,200,321	(204,038,146)	(199,178,350)	(41,522,857)	(53,297,853)
Net Increase (Decrease) from Share Transactions	(2,824,398,169)	(97,348,203)	297,005,095	578,251,022	(201,218,429)	(121,885,305)	(47,941,883)	(42,680,006)
Total Increase (Decrease) in Net Assets	(5,416,395,173)	3,827,105,287	(593,842,465)	1,583,522,994	(403,070,116)	200,191,730	(102,969,434)	(24,564,920)
Net Assets:
Beginning of period	21,350,971,198	17,523,865,911	8,327,320,600	6,743,797,606	1,800,286,403	1,600,094,673	355,889,134	380,454,054
End of period	$15,934,576,025	$21,350,971,198	$7,733,478,135	$8,327,320,600	$1,397,216,287	$1,800,286,403	$252,919,700	$355,889,134
Undistributed (Overdistributed) net investment income (loss)	$(3,615,764)	$(36,590,606)	$(92,376,083)	$(119,307,605)	$(312,115)	$(286,857)	$(6,492,720)	$(12,664,698)

(a)  Class Y shares reflect activity for the period from June 13, 2013 (commencement of operations) through December 31, 2013.

(b)  Class R4 shares reflect activity for the period from June 25, 2014 (commencement of operations) through December 31, 2014.

See accompanying notes to financial statements.

	Columbia Acorn SelectSM		Columbia Thermostat FundSM		Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2014	2013	2014	2013	2014	2013 (a)	2014 (b)	2013
Subscriptions – Class R4	533,691	1,409,186	12,515,863	16,841,816	6,532,869	13,932,169	325,474	—
Distributions reinvested – Class R4	246,466	142,707	802,565	1,010,634	139,724	121,336	1,614	—
Redemptions – Class R4	(753,003)	(144,546)	(4,731,799)	(2,678,147)	(3,899,691)	(1,223,601)	(93)	—
Net Increase – Class R4	27,154	1,407,347	8,586,629	15,174,303	2,772,902	12,829,904	326,995	—
Subscriptions – Class R5	2,302,873	10,681,076	3,265,267	1,172,670	13,884,224	13,005,283	3,323,523	1,696,121
Distributions reinvested – Class R5	2,041,638	2,032,665	106,949	62,995	184,675	121,213	25,520	7,648
Redemptions – Class R5	(3,845,123)	(532,781)	(815,418)	(221,359)	(7,252,982)	(155,394)	(3,409,088)	(51,126)
Net Increase (Decrease) – Class R5	499,388	12,180,960	2,556,798	1,014,306	6,815,917	12,971,102	(60,045)	1,652,643
Subscriptions – Class Y	538,245	4,652,097	435,256	—	—	2,500	—	—
Distributions reinvested – Class Y	714,565	819,220	14,183	—	—	—	—	—
Redemptions – Class Y	(1,818,170)	(557,993)	(53,320)	—	(200)	—	—	—
Net Increase (Decrease) – Class Y	(565,360)	4,913,324	396,119	—	(200)	2,500	—	—
Subscriptions – Class Z	41,269,615	46,215,005	158,234,941	241,074,077	181,236,447	173,769,882	21,621,093	1,188,594
Distributions reinvested – Class Z	52,107,171	71,082,424	8,772,626	15,861,661	2,002,496	1,254,500	139,509	19,797
Redemptions – Class Z	(146,142,628)	(311,970,231)	(172,293,477)	(180,321,598)	(101,479,206)	(14,317,387)	(15,477,555)	(502,271)
Net Increase (Decrease) – Class Z	(52,765,842)	(194,672,802)	(5,285,910)	76,614,140	81,759,737	160,706,995	6,283,047	706,120
Net Increase (Decrease) from Share Transactions	(68,020,990)	(165,514,942)	(102,748,851)	450,582,570	92,576,721	381,319,156	15,716,948	20,117,072
Total Increase (Decrease) in Net Assets	(194,966,757)	(104,083,371)	(76,392,076)	462,182,440	67,630,453	404,114,843	9,848,283	23,506,490
Net Assets:
Beginning of period	861,543,543	965,626,914	1,336,805,137	874,622,697	414,704,654	10,589,811	26,784,525	3,278,035
End of period	$666,576,786	$861,543,543	$1,260,413,061	$1,336,805,137	$482,335,107	$414,704,654	$36,632,808	$26,784,525
Undistributed (Overdistributed) net investment income (loss)	$(325,960)	$(450,627)	$1,675,197	$720,757	$(2,486,157)	$(1,371,231)	$199,170	$(26,208)

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn® Fund		Columbia Acorn International®		Columbia Acorn USA®		Columbia Acorn International SelectSM
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2014	2013	2014	2013	2014	2013	2014	2013
Subscriptions – Class A	11,177,523	16,772,784	5,069,057	8,721,860	786,132	1,394,169	638,165	953,061
Shares issued in reinvestment and capital gains – Class A	14,955,024	6,939,430	1,433,668	1,475,191	878,620	468,483	298,993	233,959
Less shares redeemed – Class A	(45,358,767)	(25,665,267)	(7,155,380)	(11,526,833)	(2,482,524)	(1,355,276)	(1,259,425)	(1,336,213)
Net Increase (Decrease) – Class A	(19,226,220)	(1,953,053)	(652,655)	(1,329,782)	(817,772)	507,376	(322,267)	(149,193)
Shares issued in reinvestment and capital gains – Class B	53,837	48,181	10,251	18,918	1,994	1,984	2,445	2,974
Less shares redeemed – Class B	(380,244)	(705,007)	(141,082)	(178,171)	(11,206)	(24,425)	(19,481)	(20,013)
Net Increase (Decrease) – Class B	(326,407)	(656,826)	(130,831)	(159,253)	(9,212)	(22,441)	(17,036)	(17,039)
Subscriptions – Class C	2,380,665	3,426,567	455,251	425,390	106,036	128,459	43,902	88,935
Shares issued in reinvestment and capital gains – Class C	4,736,715	1,792,288	134,128	124,854	281,787	118,609	46,423	29,744
Less shares redeemed – Class C	(6,832,781)	(4,279,659)	(471,635)	(436,255)	(259,303)	(147,379)	(104,212)	(115,611)
Net Increase (Decrease) – Class C	284,599	939,196	117,744	113,989	128,520	99,689	(13,887)	3,068
Subscriptions – Class I	2,381,215	1,885,590	2,360,586	2,038,998	—	—	—	—
Shares issued in reinvestment and capital gains – Class I	107,212	43,283	50,640	53,236	—	—	—	—
Less shares redeemed – Class I	(2,154,531)	(3,308,111)	(2,111,846)	(3,848,404)	(33)	—	(4)	—
Net Increase (Decrease) – Class I	333,896	(1,379,238)	299,380	(1,756,170)	(33)	—	(4)	—
Subscriptions – Class R	—	—	77,000	81,299	—	—	—	—
Shares issued in reinvestment and capital gains – Class R	—	—	7,564	6,268	—	—	—	—
Less shares redeemed – Class R	—	—	(76,075)	(31,263)	—	—	—	—
Net Increase – Class R	—	—	8,489	56,304	—	—	—	—
Subscriptions – Class R4	5,988,744	1,998,028	3,770,182	7,323,105	69,547	173,989	36,025	13,801
Shares issued in reinvestment and capital gains – Class R4	658,166	100,520	626,322	408,790	40,840	13,409	5,756	962
Less shares redeemed – Class R4	(900,585)	(140,805)	(1,864,318)	(163,652)	(35,802)	(11,660)	(13,656)	(6)
Net Increase – Class R4	5,746,325	1,957,743	2,532,186	7,568,243	74,585	175,738	28,125	14,757
Subscriptions – Class R5	5,371,622	13,752,426	5,374,903	6,528,156	1,039,918	167,928	113,565	35,393
Shares issued in reinvestment and capital gains – Class R5	2,508,272	680,831	636,802	385,664	188,407	13,045	13,893	2,472
Less shares redeemed – Class R5	(6,914,002)	(1,319,787)	(2,352,664)	(1,038,451)	(237,562)	(14,967)	(46,841)	(2,971)
Net Increase (Decrease) – Class R5	965,892	13,113,470	3,659,041	5,875,369	990,763	166,006	80,617	34,894
Subscriptions – Class Y	5,405,607	30,418,210	2,180,767	3,692,396	989,024	1,250,341	95,911	470,106
Shares issued in reinvestment and capital gains – Class Y	2,114,206	1,921,971	346,391	187,806	182,296	83,147	63,827	29,869
Less shares redeemed – Class Y	(28,273,237)	(2,138,695)	(474,107)	(1,329,828)	(1,378,135)	(8,744)	(122,660)	(12,731)
Net Increase (Decrease) – Class Y	(20,753,424)	30,201,486	2,053,051	2,550,374	(206,815)	1,324,744	37,078	487,244
Subscriptions – Class Z	27,275,542	39,991,834	18,575,064	21,587,060	2,943,870	5,769,866	1,572,550	2,139,566
Shares issued in reinvestment and capital gains – Class Z	50,258,476	22,754,352	6,885,453	7,096,454	5,614,121	3,036,499	645,241	484,755
Less shares redeemed – Class Z	(116,645,260)	(107,868,830)	(26,436,650)	(28,414,984)	(13,762,562)	(15,174,383)	(3,750,710)	(4,625,116)
Net Increase (Decrease) – Class Z	(39,111,242)	(45,122,644)	(976,133)	268,530	(5,204,571)	(6,368,018)	(1,532,919)	(2,000,795)
Net Increase (Decrease) in Shares of Beneficial Interest	(72,086,581)	(2,899,866)	6,910,272	13,187,604	(5,044,535)	(4,116,906)	(1,740,293)	(1,627,064)

(a)  Class Y shares reflect activity for the period from June 13, 2013 (commencement of operations) through December 31, 2013.

(b)  Class R4 shares reflect activity for the period from June 25, 2014 (commencement of operations) through December 31, 2014.

See accompanying notes to financial statements.

	Columbia Acorn SelectSM		Columbia Thermostat FundSM		Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2014	2013	2014	2013	2014	2013 (a)	2014 (b)	2013
Subscriptions – Class A	999,673	2,409,551	7,304,585	17,981,201	8,480,721	14,185,095	1,976,901	1,389,036
Shares issued in reinvestment and capital gains – Class A	2,437,585	2,880,725	893,241	2,106,160	85,241	75,048	16,205	2,142
Less shares redeemed – Class A	(3,902,541)	(3,250,484)	(13,113,073)	(7,527,423)	(9,160,435)	(1,269,880)	(1,738,341)	(212,961)
Net Increase (Decrease) – Class A	(465,283)	2,039,792	(4,915,247)	12,559,938	(594,473)	12,990,263	254,765	1,178,217
Shares issued in reinvestment and capital gains – Class B	15,514	38,348	2,338	9,173	—	—	—	—
Less shares redeemed – Class B	(88,114)	(346,271)	(74,245)	(166,345)	—	—	—	—
Net Increase (Decrease) – Class B	(72,600)	(307,923)	(71,907)	(157,172)	—	—	—	—
Subscriptions – Class C	200,609	184,785	4,743,432	14,371,325	1,237,012	2,457,588	335,241	86,894
Shares issued in reinvestment and capital gains – Class C	546,759	583,469	519,687	1,285,939	—	—	1,380	80
Less shares redeemed – Class C	(740,621)	(577,080)	(7,542,466)	(3,977,289)	(430,442)	(58,728)	(66,938)	(4,470)
Net Increase (Decrease) – Class C	6,747	191,174	(2,279,347)	11,679,975	806,570	2,398,860	269,683	82,504
Subscriptions – Class I	2,177,235	1,503,059	—	—	—	—	—	—
Shares issued in reinvestment and capital gains – Class I	143,898	141,436	—	—	2	5	2	3
Less shares redeemed – Class I	(1,994,457)	(2,658,803)	—	—	(313)	—	(346)	—
Net Increase (Decrease) – Class I	326,676	(1,014,308)	—	—	(311)	5	(344)	3
Subscriptions – Class R	—	—	—	—	—	—	—	—
Shares issued in reinvestment and capital gains – Class R	—	—	—	—	—	—	—	—
Less shares redeemed – Class R	—	—	—	—	—	—	—	—
Net Increase – Class R	—	—	—	—	—	—	—	—
Subscriptions – Class R4	20,220	49,613	838,999	1,120,984	479,110	1,090,642	20,884	—
Shares issued in reinvestment and capital gains – Class R4	10,486	5,524	54,396	69,981	10,917	9,227	111	—
Less shares redeemed – Class R4	(29,113)	(4,872)	(318,210)	(179,054)	(291,550)	(93,939)	(6)	—
Net Increase – Class R4	1,593	50,265	575,185	1,011,911	198,477	1,005,930	20,989	—
Subscriptions – Class R5	87,557	381,566	219,576	77,722	1,041,821	1,013,748	208,383	122,328
Shares issued in reinvestment and capital gains – Class R5	87,341	78,762	7,242	4,359	14,425	9,225	1,646	511
Less shares redeemed – Class R5	(146,321)	(19,370)	(54,794)	(14,647)	(536,066)	(12,077)	(216,692)	(3,541)
Net Increase (Decrease) – Class R5	28,577	440,958	172,024	67,434	520,180	1,010,896	(6,663)	119,298
Subscriptions – Class Y	20,305	164,585	29,656	—	—	205	—	—
Shares issued in reinvestment and capital gains – Class Y	30,390	31,675	962	—	—	—	—	—
Less shares redeemed – Class Y	(69,067)	(18,601)	(3,571)	—	(15)	—	—	—
Net Increase (Decrease) – Class Y	(18,372)	177,659	27,047	—	(15)	205	—	—
Subscriptions – Class Z	1,616,671	1,677,809	10,700,096	16,316,167	13,528,786	13,732,748	1,375,486	85,515
Shares issued in reinvestment and capital gains – Class Z	2,273,717	2,759,330	597,366	1,102,717	157,433	96,057	9,056	1,334
Less shares redeemed – Class Z	(5,760,728)	(11,254,870)	(11,671,258)	(12,064,146)	(7,722,797)	(1,131,598)	(1,072,883)	(37,709)
Net Increase (Decrease) – Class Z	(1,870,340)	(6,817,731)	(373,796)	5,354,738	5,963,422	12,697,207	311,659	49,140
Net Increase (Decrease) in Shares of Beneficial Interest	(2,063,002)	(5,240,114)	(6,866,041)	30,516,824	6,893,850	30,103,366	850,089	1,429,162

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Columbia Acorn® Fund

		Income from Investment Operations			Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains	Total Distributions to Shareholders	Increase from regulatory settlements
Class A
Year Ended December 31, 2014	$35.78	(0.08)	0.21	0.13	—	(5.61)	(5.61)	—
Year Ended December 31, 2013	$29.36	(0.06)	8.84	8.78	(0.04)	(2.32)	(2.36)	—
Year Ended December 31, 2012	$26.63	0.08	4.53	4.61	(0.06)	(1.82)	(1.88)	—
Year Ended December 31, 2011	$29.24	(0.10)	(1.30)	(1.40)	(0.02)	(1.19)	(1.21)	—
Year Ended December 31, 2010	$23.98	(0.06)	6.18	6.12	(0.02)	(0.84)	(0.86)	0.00	(c)
Class B
Year Ended December 31, 2014	$32.25	(0.29)	0.18	(0.11)	—	(5.61)	(5.61)	—
Year Ended December 31, 2013	$26.80	(0.25)	8.02	7.77	—	(2.32)	(2.32)	—
Year Ended December 31, 2012	$24.53	(0.11)	4.20	4.09	—	(1.82)	(1.82)	—
Year Ended December 31, 2011	$27.14	(0.27)	(1.15)	(1.42)	—	(1.19)	(1.19)	—
Year Ended December 31, 2010	$22.43	(0.21)	5.76	5.55	—	(0.84)	(0.84)	0.00	(c)
Class C
Year Ended December 31, 2014	$31.64	(0.28)	0.17	(0.11)	—	(5.61)	(5.61)	—
Year Ended December 31, 2013	$26.34	(0.26)	7.88	7.62	—	(2.32)	(2.32)	—
Year Ended December 31, 2012	$24.18	(0.12)	4.10	3.98	—	(1.82)	(1.82)	—
Year Ended December 31, 2011	$26.85	(0.29)	(1.19)	(1.48)	—	(1.19)	(1.19)	—
Year Ended December 31, 2010	$22.23	(0.24)	5.70	5.46	—	(0.84)	(0.84)	0.00	(c)
Class I
Year Ended December 31, 2014	$37.37	0.05	0.22	0.27	—	(5.61)	(5.61)	—
Year Ended December 31, 2013	$30.47	0.06	9.20	9.26	(0.04)	(2.32)	(2.36)	—
Year Ended December 31, 2012	$27.57	0.26	4.62	4.88	(0.16)	(1.82)	(1.98)	—
Year Ended December 31, 2011	$30.19	0.01	(1.35)	(1.34)	(0.09)	(1.19)	(1.28)	—
Year Ended December 31, 2010 (d)	$26.80	(0.01)	4.26	4.25	(0.02)	(0.84)	(0.86)	—
Class R4
Year Ended December 31, 2014	$37.88	0.02	0.22	0.24	—	(5.61)	(5.61)	—
Year Ended December 31, 2013	$30.90	0.06	9.29	9.35	(0.05)	(2.32)	(2.37)	—
Year Ended December 31, 2012 (f)	$30.59	0.05	1.84	1.89	(0.12)	(1.46)	(1.58)	—
Class R5
Year Ended December 31, 2014	$37.89	0.04	0.23	0.27	—	(5.61)	(5.61)	—
Year Ended December 31, 2013	$30.88	0.07	9.30	9.37	(0.04)	(2.32)	(2.36)	—
Year Ended December 31, 2012 (g)	$30.59	0.06	1.83	1.89	(0.14)	(1.46)	(1.60)	—
Class Y
Year Ended December 31, 2014	$37.93	0.05	0.24	0.29	—	(5.61)	(5.61)	—
Year Ended December 31, 2013	$30.90	0.09	9.31	9.40	(0.05)	(2.32)	(2.37)	—
Year Ended December 31, 2012 (h)	$30.62	0.09	1.80	1.89	(0.15)	(1.46)	(1.61)	—
Class Z
Year Ended December 31, 2014	$37.32	0.02	0.22	0.24	—	(5.61)	(5.61)	—
Year Ended December 31, 2013	$30.45	0.04	9.19	9.23	(0.04)	(2.32)	(2.36)	—
Year Ended December 31, 2012	$27.56	0.17	4.69	4.86	(0.15)	(1.82)	(1.97)	—
Year Ended December 31, 2011	$30.19	(0.01)	(1.34)	(1.35)	(0.09)	(1.19)	(1.28)	—
Year Ended December 31, 2010	$24.68	0.02	6.37	6.39	(0.04)	(0.84)	(0.88)	0.00	(c)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(c)  Rounds to zero.

(d)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(e)  Annualized.

(f)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(g)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(h)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return	Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2014	$30.30	0.55%	1.08%		1.08%		(0.22)%		17%	$2,694,610
Year Ended December 31, 2013	$35.78	30.53%	1.07%		1.07%		(0.17)%		18%	$3,869,734
Year Ended December 31, 2012	$29.36	17.62%	1.06%		1.06	%(b)	0.27%		16%	$3,233,494
Year Ended December 31, 2011	$26.63	(4.91)%	1.06%		1.06	%(b)	(0.33)%		18%	$3,246,833
Year Ended December 31, 2010	$29.24	25.61%	1.07%		1.07	%(b)	(0.22)%		28%	$3,639,788
Class B
Year Ended December 31, 2014	$26.53	(0.16)%	1.75%		1.75%		(0.91)%		17%	$7,201
Year Ended December 31, 2013	$32.25	29.63%	1.73%		1.73%		(0.84)%		18%	$19,278
Year Ended December 31, 2012	$26.80	16.98%	1.65%		1.64	%(b)	(0.42)%		16%	$33,623
Year Ended December 31, 2011	$24.53	(5.34)%	1.67%		1.67	%(b)	(0.98)%		18%	$67,153
Year Ended December 31, 2010	$27.14	24.81%	1.69%		1.69	%(b)	(0.88)%		28%	$287,650
Class C
Year Ended December 31, 2014	$25.92	(0.16)%	1.77%		1.77%		(0.92)%		17%	$776,370
Year Ended December 31, 2013	$31.64	29.58%	1.78%		1.78%		(0.88)%		18%	$938,644
Year Ended December 31, 2012	$26.34	16.77%	1.80%		1.80	%(b)	(0.46)%		16%	$756,709
Year Ended December 31, 2011	$24.18	(5.63)%	1.82%		1.82	%(b)	(1.10)%		18%	$721,446
Year Ended December 31, 2010	$26.85	24.63%	1.85%		1.85	%(b)	(1.00)%		28%	$829,181
Class I
Year Ended December 31, 2014	$32.03	0.91%	0.70%		0.70%		0.14%		17%	$28,164
Year Ended December 31, 2013	$37.37	30.99%	0.70%		0.70%		0.16%		18%	$20,383
Year Ended December 31, 2012	$30.47	18.02%	0.72%		0.72	%(b)	0.86%		16%	$58,652
Year Ended December 31, 2011	$27.57	(4.57)%	0.72%		0.72	%(b)	0.02%		18%	$16,397
Year Ended December 31, 2010 (d)	$30.19	15.94%	0.71	%(e)	0.71	%(b)(e)	(0.13	)%(e)	28%	$11,627
Class R4
Year Ended December 31, 2014	$32.51	0.81%	0.84%		0.84%		0.05%		17%	$250,457
Year Ended December 31, 2013	$37.88	30.85%	0.80%		0.80%		0.16%		18%	$74,188
Year Ended December 31, 2012 (f)	$30.90	6.31%	0.87	%(e)	0.86	%(b)(e)	1.24	%(e)	16%	$17
Class R5
Year Ended December 31, 2014	$32.55	0.89%	0.76%		0.76%		0.10%		17%	$458,223
Year Ended December 31, 2013	$37.89	30.94%	0.75%		0.75%		0.20%		18%	$496,906
Year Ended December 31, 2012 (g)	$30.88	6.33%	0.82	%(e)	0.81	%(b)(e)	1.29	%(e)	16%	$3
Class Y
Year Ended December 31, 2014	$32.61	0.94%	0.70%		0.70%		0.13%		17%	$378,780
Year Ended December 31, 2013	$37.93	30.99%	0.70%		0.70%		0.26%		18%	$1,227,891
Year Ended December 31, 2012 (h)	$30.90	6.34%	0.75	%(e)	0.75	%(b)(e)	2.21	%(e)	16%	$67,012
Class Z
Year Ended December 31, 2014	$31.95	0.82%	0.79%		0.79%		0.07%		17%	$11,340,770
Year Ended December 31, 2013	$37.32	30.90%	0.78%		0.78%		0.12%		18%	$14,703,948
Year Ended December 31, 2012	$30.45	17.93%	0.78%		0.78	%(b)	0.57%		16%	$13,374,355
Year Ended December 31, 2011	$27.56	(4.61)%	0.76%		0.76	%(b)	(0.03)%		18%	$12,284,748
Year Ended December 31, 2010	$30.19	26.00%	0.76%		0.76	%(b)	0.09%		28%	$13,330,466

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International®

		Income from Investment Operations						Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gain (loss)	Reimbursement from affiliate		Total from investment operations	Net investment income	Net realized gains	Total Distributions to Shareholders	Redemption fees added to paid in capital
Class A
Year Ended December 31, 2014	$46.63	0.42		(2.51)	—		(2.09)	(0.55)	(2.31)	(2.86)	—
Year Ended December 31, 2013	$40.79	0.45		8.37	—		8.82	(1.05)	(1.93)	(2.98)	—
Year Ended December 31, 2012	$34.15	0.47		6.75	—		7.22	(0.58)	—	(0.58)	—
Year Ended December 31, 2011	$40.87	0.32		(6.02)	0.00	(c)	(5.70)	(1.02)	—	(1.02)	—
Year Ended December 31, 2010	$34.13	0.22		7.21	—		7.43	(0.69)	—	(0.69)	0.00	(c)
Class B
Year Ended December 31, 2014	$45.24	0.07		(2.42)	—		(2.35)	(0.20)	(2.31)	(2.51)	—
Year Ended December 31, 2013	$39.67	0.12		8.10	—		8.22	(0.72)	(1.93)	(2.65)	—
Year Ended December 31, 2012	$33.17	0.19		6.55	—		6.74	(0.24)	—	(0.24)	—
Year Ended December 31, 2011	$39.96	0.06		(5.85)	0.00	(c)	(5.79)	(1.00)	—	(1.00)	—
Year Ended December 31, 2010	$33.22	0.03		7.02	—		7.05	(0.31)	—	(0.31)	0.00	(c)
Class C
Year Ended December 31, 2014	$45.04	0.07		(2.40)	—		(2.33)	(0.20)	(2.31)	(2.51)	—
Year Ended December 31, 2013	$39.50	0.10		8.08	—		8.18	(0.71)	(1.93)	(2.64)	—
Year Ended December 31, 2012	$33.03	0.18		6.52	—		6.70	(0.23)	—	(0.23)	—
Year Ended December 31, 2011	$39.79	0.04		(5.86)	0.00	(c)	(5.82)	(0.94)	—	(0.94)	—
Year Ended December 31, 2010	$33.08	(0.05)		7.03	—		6.98	(0.27)	—	(0.27)	0.00	(c)
Class I
Year Ended December 31, 2014	$46.71	0.59		(2.51)	—		(1.92)	(0.72)	(2.31)	(3.03)	—
Year Ended December 31, 2013	$40.86	0.66		8.34	—		9.00	(1.22)	(1.93)	(3.15)	—
Year Ended December 31, 2012	$34.33	0.57		6.83	—		7.40	(0.87)	—	(0.87)	—
Year Ended December 31, 2011	$40.92	0.37		(5.94)	0.00	(c)	(5.57)	(1.02)	—	(1.02)	—
Year Ended December 31, 2010 (f)	$37.69	0.08		3.49	—		3.57	(0.34)	—	(0.34)	0.00	(c)
Class R
Year Ended December 31, 2014	$46.60	0.24		(2.50)	—		(2.26)	(0.36)	(2.31)	(2.67)	—
Year Ended December 31, 2013	$40.79	0.26		8.36	—		8.62	(0.88)	(1.93)	(2.81)	—
Year Ended December 31, 2012	$34.11	0.21		6.89	—		7.10	(0.42)	—	(0.42)	—
Year Ended December 31, 2011 (h)	$40.11	(0.00	)(c)	(6.00)	0.00	(c)	(6.00)	—	—	—	—
Class R4
Year Ended December 31, 2014	$46.99	0.50		(2.52)	—		(2.02)	(0.64)	(2.31)	(2.95)	—
Year Ended December 31, 2013	$41.08	0.34		8.67	—		9.01	(1.17)	(1.93)	(3.10)	—
Year Ended December 31, 2012 (i)	$39.86	(0.00	)(c)	1.81	—		1.81	(0.59)	—	(0.59)	—
Class R5
Year Ended December 31, 2014	$46.66	0.57		(2.51)	—		(1.94)	(0.70)	(2.31)	(3.01)	—
Year Ended December 31, 2013	$40.81	0.63		8.34	—		8.97	(1.19)	(1.93)	(3.12)	—
Year Ended December 31, 2012	$34.31	0.75		6.62	—		7.37	(0.87)	—	(0.87)	—
Year Ended December 31, 2011 (j)	$40.24	0.09		(6.02)	0.00	(c)	(5.93)	—	—	—	—
Class Y
Year Ended December 31, 2014	$46.99	0.58		(2.52)	—		(1.94)	(0.72)	(2.31)	(3.03)	—
Year Ended December 31, 2013	$41.08	0.57		8.48	—		9.05	(1.21)	(1.93)	(3.14)	—
Year Ended December 31, 2012 (k)	$39.90	0.04		1.78	—		1.82	(0.64)	—	(0.64)	—
Class Z
Year Ended December 31, 2014	$46.68	0.56		(2.51)	—		(1.95)	(0.69)	(2.31)	(3.00)	—
Year Ended December 31, 2013	$40.84	0.58		8.38	—		8.96	(1.19)	(1.93)	(3.12)	—
Year Ended December 31, 2012	$34.31	0.59		6.78	—		7.37	(0.84)	—	(0.84)	—
Year Ended December 31, 2011	$40.92	0.48		(6.07)	0.00	(c)	(5.59)	(1.02)	—	(1.02)	—
Year Ended December 31, 2010	$34.26	0.35		7.23	—		7.58	(0.92)	—	(0.92)	0.00	(c)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Had the Investment Manager and/or its affiliates not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(c)  Rounds to zero.

(d)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(e)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by less than 0.01%.

(f)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(g)  Annualized.

(h)  Class R shares commenced operations on August 2, 2011. Per share data and total return reflect activity from that date.

(i)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(j)  Class R5 shares commenced operations on August 2, 2011. Per share data and total return reflect activity from that date.

(k)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

						Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Increase from regulatory settlements		Net Asset Value, End of Period	Total Return		Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2014	—		$41.68	(4.58	)%(b)	1.26%		1.22%		0.91%		28%	$946,553
Year Ended December 31, 2013	—		$46.63	22.00	%(b)	1.27%		1.23%		1.02%		45%	$1,089,263
Year Ended December 31, 2012	0.00	(c)	$40.79	21.21	%(b)	1.28%		1.24	%(d)	1.22%		33%	$1,007,236
Year Ended December 31, 2011	0.00	(c)	$34.15	(14.37	)%(b)(e)	1.32%		1.30	%(d)	0.84%		32%	$918,112
Year Ended December 31, 2010	0.00	(c)	$40.87	22.23%		1.35%		1.35	%(d)	0.62%		25%	$810,603
Class B
Year Ended December 31, 2014	—		$40.38	(5.29	)%(b)	2.00%		1.97%		0.16%		28%	$6,516
Year Ended December 31, 2013	—		$45.24	21.08	%(b)	2.00%		1.97%		0.27%		45%	$13,218
Year Ended December 31, 2012	0.00	(c)	$39.67	20.33	%(b)	2.00%		1.97	%(d)	0.51%		33%	$17,910
Year Ended December 31, 2011	0.00	(c)	$33.17	(14.92	)%(b)(e)	1.98%		1.96	%(d)	0.15%		32%	$24,510
Year Ended December 31, 2010	0.00	(c)	$39.96	21.49%		1.96%		1.96	%(d)	0.08%		25%	$29,368
Class C
Year Ended December 31, 2014	—		$40.20	(5.27	)%(b)	1.99%		1.97%		0.16%		28%	$103,691
Year Ended December 31, 2013	—		$45.04	21.07	%(b)	2.01%		1.99%		0.23%		45%	$110,875
Year Ended December 31, 2012	0.00	(c)	$39.50	20.31	%(b)	2.02%		2.00	%(d)	0.48%		33%	$92,748
Year Ended December 31, 2011	0.00	(c)	$33.03	(15.02	)%(b)(e)	2.07%		2.06	%(d)	0.10%		32%	$97,328
Year Ended December 31, 2010	0.00	(c)	$39.79	21.34%		2.11%		2.11	%(d)	(0.13)%		25%	$110,931
Class I
Year Ended December 31, 2014	—		$41.76	(4.20)%		0.85%		0.85%		1.26%		28%	$38,804
Year Ended December 31, 2013	—		$46.71	22.43%		0.85%		0.85%		1.49%		45%	$29,418
Year Ended December 31, 2012	0.00	(c)	$40.86	21.69%		0.88%		0.88	%(d)	1.48%		33%	$97,484
Year Ended December 31, 2011	0.00	(c)	$34.33	(14.02	)%(e)	0.91%		0.91	%(d)	0.99%		32%	$50,335
Year Ended December 31, 2010 (f)	—		$40.92	9.50%		0.94	%(g)	0.94	%(d)(g)	0.77	%(g)	25%	$66,581
Class R
Year Ended December 31, 2014	—		$41.67	(4.95)%		1.63%		1.63%		0.52%		28%	$5,560
Year Ended December 31, 2013	—		$46.60	21.50%		1.63%		1.63%		0.58%		45%	$5,822
Year Ended December 31, 2012	0.00	(c)	$40.79	20.83%		1.52%		1.51	%(d)	0.54%		33%	$2,799
Year Ended December 31, 2011 (h)	0.00	(c)	$34.11	(14.96)%		1.59	%(g)	1.59	%(d)(g)	(0.02	)%(g)	32%	$2,130
Class R4
Year Ended December 31, 2014	—		$42.02	(4.39)%		1.04%		1.04%		1.07%		28%	$424,425
Year Ended December 31, 2013	—		$46.99	22.32%		1.03%		1.03%		0.73%		45%	$355,616
Year Ended December 31, 2012 (i)	—		$41.08	4.57%		1.03	%(g)	1.02	%(d)(g)	(0.02	)%(g)	33%	$15
Class R5
Year Ended December 31, 2014	—		$41.71	(4.25)%		0.90%		0.90%		1.23%		28%	$397,882
Year Ended December 31, 2013	—		$46.66	22.38%		0.91%		0.91%		1.40%		45%	$274,415
Year Ended December 31, 2012	0.00	(c)	$40.81	21.61%		0.89%		0.89	%(d)	1.99%		33%	$242
Year Ended December 31, 2011 (j)	0.00	(c)	$34.31	(14.74)%		0.91	%(g)	0.91	%(d)(g)	0.65	%(g)	32%	$2,038
Class Y
Year Ended December 31, 2014	—		$42.02	(4.21)%		0.85%		0.85%		1.25%		28%	$225,012
Year Ended December 31, 2013	—		$46.99	22.44%		0.86%		0.86%		1.26%		45%	$155,140
Year Ended December 31, 2012 (k)	—		$41.08	4.59%		0.91	%(g)	0.90	%(d)(g)	0.75	%(g)	33%	$30,856
Class Z
Year Ended December 31, 2014	—		$41.73	(4.28)%		0.93%		0.93%		1.20%		28%	$5,585,035
Year Ended December 31, 2013	—		$46.68	22.33%		0.93%		0.93%		1.30%		45%	$6,293,552
Year Ended December 31, 2012	0.00	(c)	$40.84	21.60%		0.93%		0.93	%(d)	1.53%		33%	$5,494,506
Year Ended December 31, 2011	0.00	(c)	$34.31	(14.06	)%(e)	0.95%		0.95	%(d)	1.24%		32%	$4,322,500
Year Ended December 31, 2010	0.00	(c)	$40.92	22.70%		0.97%		0.97	%(d)	0.99%		25%	$5,107,580

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn USA®

		Income from Investment Operations			Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains	Total Distributions to Shareholders
Class A
Year Ended December 31, 2014	$34.15	(0.20)	1.22	1.02	—	(6.04)	(6.04)
Year Ended December 31, 2013	$28.21	(0.15)	9.09	8.94	—	(3.00)	(3.00)
Year Ended December 31, 2012	$25.94	0.02	4.73	4.75	(0.11)	(2.37)	(2.48)
Year Ended December 31, 2011	$27.54	(0.22)	(1.21)	(1.43)	—	(0.17)	(0.17)
Year Ended December 31, 2010	$22.43	(0.15)	5.26	5.11	—	—	—
Class B
Year Ended December 31, 2014	$30.70	(0.46)	1.07	0.61	—	(6.04)	(6.04)
Year Ended December 31, 2013	$25.81	(0.39)	8.28	7.89	—	(3.00)	(3.00)
Year Ended December 31, 2012	$23.98	(0.19)	4.39	4.20	—	(2.37)	(2.37)
Year Ended December 31, 2011	$25.60	(0.37)	(1.08)	(1.45)	—	(0.17)	(0.17)
Year Ended December 31, 2010	$20.99	(0.30)	4.91	4.61	—	—	—
Class C
Year Ended December 31, 2014	$30.33	(0.37)	1.06	0.69	—	(6.04)	(6.04)
Year Ended December 31, 2013	$25.49	(0.33)	8.17	7.84	—	(3.00)	(3.00)
Year Ended December 31, 2012	$23.72	(0.16)	4.30	4.14	—	(2.37)	(2.37)
Year Ended December 31, 2011	$25.39	(0.39)	(1.11)	(1.50)	—	(0.17)	(0.17)
Year Ended December 31, 2010	$20.84	(0.31)	4.86	4.55	—	—	—
Class I
Year Ended December 31, 2014	$35.99	(0.06)	1.30	1.24	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.47	(0.02)	9.54	9.52	—	(3.00)	(3.00)
Year Ended December 31, 2012	$27.00	(0.10)	5.16	5.06	(0.22)	(2.37)	(2.59)
Year Ended December 31, 2011	$28.56	(0.14)	(1.25)	(1.39)	—	(0.17)	(0.17)
Year Ended December 31, 2010 (d)	$24.24	(0.03)	4.35	4.32	—	—	—
Class R4
Year Ended December 31, 2014	$36.55	(0.11)	1.30	1.19	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.92	0.00 (f)	9.63	9.63	—	(3.00)	(3.00)
Year Ended December 31, 2012 (g)	$30.06	0.06	2.28	2.34	(0.16)	(2.32)	(2.48)
Class R5
Year Ended December 31, 2014	$36.53	(0.06)	1.28	1.22	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.90	0.02	9.61	9.63	—	(3.00)	(3.00)
Year Ended December 31, 2012 (h)	$30.06	0.07	2.27	2.34	(0.18)	(2.32)	(2.50)
Class Y
Year Ended December 31, 2014	$36.59	(0.07)	1.32	1.25	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.93	0.02	9.64	9.66	—	(3.00)	(3.00)
Year Ended December 31, 2012 (i)	$30.10	0.07	2.27	2.34	(0.19)	(2.32)	(2.51)
Class Z
Year Ended December 31, 2014	$35.90	(0.12)	1.29	1.17	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.45	(0.07)	9.52	9.45	—	(3.00)	(3.00)
Year Ended December 31, 2012	$26.98	0.11	4.92	5.03	(0.19)	(2.37)	(2.56)
Year Ended December 31, 2011	$28.56	(0.14)	(1.27)	(1.41)	—	(0.17)	(0.17)
Year Ended December 31, 2010	$23.19	(0.08)	5.45	5.37	—	—	—

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(d)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(e)  Annualized.

(f)  Rounds to zero.

(g)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(h)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(i)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return	Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2014	$29.13	3.35%	1.33%		1.33%		(0.60)%		12%	$148,089
Year Ended December 31, 2013	$34.15	32.34%	1.32%		1.32%		(0.46)%		17%	$201,559
Year Ended December 31, 2012	$28.21	18.67%	1.32	%(b)	1.32	%(b)(c)	0.08%		14%	$152,164
Year Ended December 31, 2011	$25.94	(5.21)%	1.30%		1.30	%(c)	(0.78)%		20%	$167,038
Year Ended December 31, 2010	$27.54	22.78%	1.30%		1.30	%(c)	(0.64)%		32%	$214,097
Class B
Year Ended December 31, 2014	$25.27	2.37%	2.26%		2.26%		(1.55)%		12%	$234
Year Ended December 31, 2013	$30.70	31.28%	2.15%		2.15%		(1.33)%		17%	$567
Year Ended December 31, 2012	$25.81	17.87%	1.99	%(b)	1.99	%(b)(c)	(0.71)%		14%	$1,056
Year Ended December 31, 2011	$23.98	(5.68)%	1.92%		1.92	%(c)	(1.42)%		20%	$2,253
Year Ended December 31, 2010	$25.60	21.96%	1.98%		1.98	%(c)	(1.37)%		32%	$9,222
Class C
Year Ended December 31, 2014	$24.98	2.67%	2.00%		2.00%		(1.26)%		12%	$36,476
Year Ended December 31, 2013	$30.33	31.47%	2.00%		2.00%		(1.14)%		17%	$40,395
Year Ended December 31, 2012	$25.49	17.82%	2.05	%(b)	2.05	%(b)(c)	(0.61)%		14%	$31,410
Year Ended December 31, 2011	$23.72	(5.92)%	2.05%		2.05	%(c)	(1.53)%		20%	$30,584
Year Ended December 31, 2010	$25.39	21.83%	2.08%		2.08	%(c)	(1.41)%		32%	$36,101
Class I
Year Ended December 31, 2014	$31.19	3.80%	0.88%		0.88%		(0.17)%		12%	$2
Year Ended December 31, 2013	$35.99	32.93%	0.90%		0.90%		(0.04)%		17%	$4
Year Ended December 31, 2012	$29.47	19.10%	0.96%		0.96	%(c)	(0.33)%		14%	$3
Year Ended December 31, 2011	$27.00	(4.88)%	0.94%		0.94	%(c)	(0.47)%		20%	$2,635
Year Ended December 31, 2010 (d)	$28.56	17.82%	0.94	%(e)	0.94	%(c)(e)	(0.35	)%(e)	32%	$28,993
Class R4
Year Ended December 31, 2014	$31.70	3.60%	1.07%		1.07%		(0.32)%		12%	$7,952
Year Ended December 31, 2013	$36.55	32.80%	1.00%		1.00%		0.01%		17%	$6,441
Year Ended December 31, 2012 (g)	$29.92	8.06%	1.14	%(b)(e)	1.14	%(b)(c)(e)	1.51	%(e)	14%	$15
Class R5
Year Ended December 31, 2014	$31.71	3.68%	0.99%		0.99%		(0.17)%		12%	$36,689
Year Ended December 31, 2013	$36.53	32.83%	0.97%		0.97%		0.06%		17%	$6,068
Year Ended December 31, 2012 (h)	$29.90	8.06%	1.12	%(e)	1.12	%(c)(e)	1.53	%(e)	14%	$2
Class Y
Year Ended December 31, 2014	$31.80	3.76%	0.93%		0.93%		(0.19)%		12%	$35,551
Year Ended December 31, 2013	$36.59	32.89%	0.93%		0.93%		0.07%		17%	$48,479
Year Ended December 31, 2012 (i)	$29.93	8.07%	1.04	%(e)	1.04	%(c)(e)	1.62	%(e)	14%	$2
Class Z
Year Ended December 31, 2014	$31.03	3.61%	1.08%		1.08%		(0.34)%		12%	$1,132,223
Year Ended December 31, 2013	$35.90	32.72%	1.06%		1.06%		(0.20)%		17%	$1,496,775
Year Ended December 31, 2012	$29.45	18.98%	1.07	%(b)	1.07	%(b)(c)	0.36%		14%	$1,415,442
Year Ended December 31, 2011	$26.98	(4.95)%	1.00%		1.00	%(c)	(0.48)%		20%	$1,355,934
Year Ended December 31, 2010	$28.56	23.16%	1.01%		1.01	%(c)	(0.34)%		32%	$1,410,133

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International SelectSM

		Income from Investment Operations				Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)		Total from investment operations	Net investment income	Net realized gains	Total Distributions to Shareholders	Redemption fees added to paid in capital
Class A
Year Ended December 31, 2014	$26.91	0.29	(2.17)		(1.88)	(0.10)	(2.89)	(2.99)	—
Year Ended December 31, 2013	$25.61	0.29	3.29		3.58	(0.37)	(1.91)	(2.28)	—
Year Ended December 31, 2012	$24.26	0.39	4.92		5.31	(1.75)	(2.21)	(3.96)	—
Year Ended December 31, 2011	$28.01	0.18	(2.95)		(2.77)	(0.59)	(0.39)	(0.98)	—
Year Ended December 31, 2010	$23.39	0.08	4.84		4.92	(0.30)	—	(0.30)	0.00	(e)
Class B
Year Ended December 31, 2014	$25.53	0.10	(2.05)		(1.95)	—	(2.89)	(2.89)	—
Year Ended December 31, 2013	$24.40	0.11	3.12		3.23	(0.19)	(1.91)	(2.10)	—
Year Ended December 31, 2012	$23.27	0.23	4.69		4.92	(1.58)	(2.21)	(3.79)	—
Year Ended December 31, 2011	$26.72	0.01	(2.82)		(2.81)	(0.25)	(0.39)	(0.64)	—
Year Ended December 31, 2010	$22.34	(0.06)	4.62		4.56	(0.18)	—	(0.18)	0.00	(e)
Class C
Year Ended December 31, 2014	$25.39	0.07	(2.03)		(1.96)	—	(2.89)	(2.89)	—
Year Ended December 31, 2013	$24.28	0.08	3.10		3.18	(0.16)	(1.91)	(2.07)	—
Year Ended December 31, 2012	$23.17	0.18	4.67		4.85	(1.53)	(2.21)	(3.74)	—
Year Ended December 31, 2011	$26.58	(0.04)	(2.81)		(2.85)	(0.17)	(0.39)	(0.56)	—
Year Ended December 31, 2010	$22.21	(0.10)	4.60		4.50	(0.13)	—	(0.13)	0.00	(e)
Class I
Year Ended December 31, 2014	$27.19	0.39	(2.20)		(1.81)	(0.20)	(2.89)	(3.09)	—
Year Ended December 31, 2013	$25.85	0.39	3.32		3.71	(0.46)	(1.91)	(2.37)	—
Year Ended December 31, 2012	$24.45	0.51	4.94		5.45	(1.84)	(2.21)	(4.05)	—
Year Ended December 31, 2011	$28.33	0.31	(2.97)		(2.66)	(0.83)	(0.39)	(1.22)	—
Year Ended December 31, 2010 (g)	$26.11	0.03	2.19		2.22	—	—	—	—
Class R4
Year Ended December 31, 2014	$27.36	0.37	(2.22)		(1.85)	(0.17)	(2.89)	(3.06)	—
Year Ended December 31, 2013	$25.99	0.29	3.42		3.71	(0.43)	(1.91)	(2.34)	—
Year Ended December 31, 2012 (i)	$29.98	(0.02)	(0.09	)(j)	(0.11)	(1.79)	(2.09)	(3.88)	—
Class R5
Year Ended December 31, 2014	$27.34	0.36	(2.19)		(1.83)	(0.19)	(2.89)	(3.08)	—
Year Ended December 31, 2013	$25.98	0.38	3.35		3.73	(0.46)	(1.91)	(2.37)	—
Year Ended December 31, 2012 (k)	$29.98	(0.02)	(0.09	)(j)	(0.11)	(1.80)	(2.09)	(3.89)	—
Class Y
Year Ended December 31, 2014	$27.33	0.40	(2.21)		(1.81)	(0.21)	(2.89)	(3.10)	—
Year Ended December 31, 2013	$25.98	0.11	3.62		3.73	(0.47)	(1.91)	(2.38)	—
Year Ended December 31, 2012 (l)	$29.99	(0.02)	(0.09	)(j)	(0.11)	(1.81)	(2.09)	(3.90)	—
Class Z
Year Ended December 31, 2014	$27.20	0.38	(2.21)		(1.83)	(0.18)	(2.89)	(3.07)	—
Year Ended December 31, 2013	$25.86	0.37	3.33		3.70	(0.45)	(1.91)	(2.36)	—
Year Ended December 31, 2012	$24.46	0.49	4.95		5.44	(1.83)	(2.21)	(4.04)	—
Year Ended December 31, 2011	$28.33	0.29	(2.98)		(2.69)	(0.79)	(0.39)	(1.18)	—
Year Ended December 31, 2010	$23.64	0.18	4.89		5.07	(0.38)	—	(0.38)	0.00	(e)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Rounds to zero.

(f)  Had the Investment Manager and/or its affiliates not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(h)  Annualized.

(i)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(j)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(k)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(l)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

						Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Increase from regulatory settlements		Net Asset Value, End of Period	Total Return		Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2014	—		$22.04	(7.06)%		1.47%		1.47%		1.05%		58%	$53,419
Year Ended December 31, 2013	—		$26.91	14.42%		1.47%		1.47%		1.08%		72%	$73,911
Year Ended December 31, 2012	—		$25.61	22.05%		1.49	%(b)	1.49	%(b)(c)	1.43%		63%	$74,167
Year Ended December 31, 2011	—		$24.26	(10.11)%		1.51%		1.51	%(d)	0.66%		44%	$56,350
Year Ended December 31, 2010	0.00	(e)	$28.01	21.41%		1.56%		1.56	%(d)	0.33%		42%	$71,668
Class B
Year Ended December 31, 2014	—		$20.69	(7.71)%		2.11%		2.11%		0.39%		58%	$355
Year Ended December 31, 2013	—		$25.53	13.67%		2.14%		2.14%		0.43%		72%	$873
Year Ended December 31, 2012	—		$24.40	21.29%		2.11	%(b)	2.10	%(b)(c)	0.87%		63%	$1,250
Year Ended December 31, 2011	—		$23.27	(10.64)%		2.14%		2.14	%(d)	0.04%		44%	$1,774
Year Ended December 31, 2010	0.00	(e)	$26.72	20.63	%(f)	2.24%		2.20	%(d)	(0.27)%		42%	$3,030
Class C
Year Ended December 31, 2014	—		$20.54	(7.80)%		2.23%		2.23%		0.29%		58%	$8,057
Year Ended December 31, 2013	—		$25.39	13.52%		2.26%		2.26%		0.32%		72%	$10,311
Year Ended December 31, 2012	—		$24.28	21.10%		2.28	%(b)	2.27	%(b)(c)	0.67%		63%	$9,786
Year Ended December 31, 2011	—		$23.17	(10.81)%		2.31%		2.31	%(d)	(0.14)%		44%	$8,704
Year Ended December 31, 2010	0.00	(e)	$26.58	20.45%		2.36%		2.36	%(d)	(0.45)%		42%	$11,885
Class I
Year Ended December 31, 2014	—		$22.29	(6.72)%		1.11%		1.11%		1.41%		58%	$2
Year Ended December 31, 2013	—		$27.19	14.82%		1.13%		1.13%		1.43%		72%	$3
Year Ended December 31, 2012	—		$25.85	22.48%		1.15%		1.14	%(c)	1.84%		63%	$2
Year Ended December 31, 2011	—		$24.45	(9.68)%		1.04%		1.04	%(d)	1.12%		44%	$2
Year Ended December 31, 2010 (g)	—		$28.33	8.50%		1.14	%(h)	1.14	%(d)(h)	0.44	%(h)	42%	$3
Class R4
Year Ended December 31, 2014	—		$22.45	(6.83)%		1.21%		1.21%		1.33%		58%	$974
Year Ended December 31, 2013	—		$27.36	14.72%		1.24%		1.24%		1.06%		72%	$417
Year Ended December 31, 2012 (i)	—		$25.99	(0.27)%		1.30	%(b)(h)	1.30	%(b)(c)(h)	(0.55	)%(h)	63%	$13
Class R5
Year Ended December 31, 2014	—		$22.43	(6.77)%		1.15%		1.15%		1.30%		58%	$2,593
Year Ended December 31, 2013	—		$27.34	14.80	%(f)	1.15%		1.15%		1.40%		72%	$956
Year Ended December 31, 2012 (k)	—		$25.98	(0.27)%		1.29	%(h)	1.28	%(c)(h)	(0.55	)%(h)	63%	$2
Class Y
Year Ended December 31, 2014	—		$22.42	(6.71)%		1.09%		1.09%		1.43%		58%	$11,755
Year Ended December 31, 2013	—		$27.33	14.82%		1.09%		1.09%		0.40%		72%	$13,318
Year Ended December 31, 2012 (l)	—		$25.98	(0.25)%		1.21	%(h)	1.20	%(c)(h)	(0.48	)%(h)	63%	$2
Class Z
Year Ended December 31, 2014	—		$22.30	(6.79)%		1.17%		1.17%		1.36%		58%	$175,764
Year Ended December 31, 2013	—		$27.20	14.75%		1.19%		1.19%		1.37%		72%	$256,100
Year Ended December 31, 2012	—		$25.86	22.42%		1.20	%(b)	1.19	%(b)(c)	1.77%		63%	$295,231
Year Ended December 31, 2011	—		$24.46	(9.76)%		1.14%		1.14	%(d)	1.03%		44%	$259,553
Year Ended December 31, 2010	0.00	(e)	$28.33	21.89%		1.16%		1.16	%(d)	0.75%		42%	$366,081

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn SelectSM

		Income from Investment Operations					Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Reimbursement from affiliate		Total from investment operations	Net investment income	Net realized gains	Total Distributions to Shareholders
Class A
Year Ended December 31, 2014	$25.57	(0.14)	0.64	—		0.50	—	(5.04)	(5.04)
Year Ended December 31, 2013	$24.72	(0.15)	7.92	—		7.77	(0.07)	(6.85)	(6.92)
Year Ended December 31, 2012	$22.95	0.03	3.78	—		3.81	—	(2.04)	(2.04)
Year Ended December 31, 2011	$27.94	(0.15)	(4.46)	—		(4.61)	(0.38)	—	(0.38)
Year Ended December 31, 2010	$22.81	(0.18)	5.31	—		5.13	—	—	—
Class B
Year Ended December 31, 2014	$22.81	(0.31)	0.57	—		0.26	—	(5.04)	(5.04)
Year Ended December 31, 2013	$22.75	(0.33)	7.24	—		6.91	—	(6.85)	(6.85)
Year Ended December 31, 2012	$21.40	(0.15)	3.54	—		3.39	—	(2.04)	(2.04)
Year Ended December 31, 2011	$26.06	(0.30)	(4.13)	—		(4.43)	(0.23)	—	(0.23)
Year Ended December 31, 2010	$21.41	(0.31)	4.96	—		4.65	—	—	—
Class C
Year Ended December 31, 2014	$22.46	(0.28)	0.55	—		0.27	—	(5.04)	(5.04)
Year Ended December 31, 2013	$22.48	(0.32)	7.15	—		6.83	—	(6.85)	(6.85)
Year Ended December 31, 2012	$21.20	(0.14)	3.46	—		3.32	—	(2.04)	(2.04)
Year Ended December 31, 2011	$25.83	(0.32)	(4.12)	—		(4.44)	(0.19)	—	(0.19)
Year Ended December 31, 2010	$21.25	(0.34)	4.92	—		4.58	—	—	—
Class I
Year Ended December 31, 2014	$26.81	(0.05)	0.66	—		0.61	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.63	(0.06)	8.25	—		8.19	(0.16)	(6.85)	(7.01)
Year Ended December 31, 2012	$23.65	0.23	3.79	—		4.02	—	(2.04)	(2.04)
Year Ended December 31, 2011	$28.74	(0.03)	(4.59)	—		(4.62)	(0.47)	—	(0.47)
Year Ended December 31, 2010 (e)	$24.74	0.01	3.99	—		4.00	—	—	—
Class R4
Year Ended December 31, 2014	$27.20	(0.10)	0.69	—		0.59	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.92	(0.06)	8.32	—		8.26	(0.13)	(6.85)	(6.98)
Year Ended December 31, 2012 (g)	$25.91	0.00 (h)	1.52	—		1.52	—	(1.51)	(1.51)
Class R5
Year Ended December 31, 2014	$27.20	(0.07)	0.69	—		0.62	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.93	(0.04)	8.31	—		8.27	(0.15)	(6.85)	(7.00)
Year Ended December 31, 2012 (i)	$25.91	0.00 (h)	1.53	—		1.53	—	(1.51)	(1.51)
Class Y
Year Ended December 31, 2014	$27.27	(0.06)	0.69	—		0.63	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.98	(0.03)	8.34	—		8.31	(0.17)	(6.85)	(7.02)
Year Ended December 31, 2012 (j)	$25.96	0.01	1.52	—		1.53	—	(1.51)	(1.51)
Class Z
Year Ended December 31, 2014	$26.72	(0.08)	0.68	—		0.60	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.57	(0.07)	8.21	—		8.14	(0.14)	(6.85)	(6.99)
Year Ended December 31, 2012	$23.62	0.11	3.88	—		3.99	—	(2.04)	(2.04)
Year Ended December 31, 2011	$28.73	(0.07)	(4.58)	0.00	(h)	(4.65)	(0.46)	—	(0.46)
Year Ended December 31, 2010	$23.38	(0.10)	5.45	—		5.35	—	—	—

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(d)  Had the Investment Manager and/or its affiliates not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(f)  Annualized.

(g)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(h)  Rounds to zero.

(i)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(j)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(k)  During the year ended December 31, 2011, the Fund received a reimbursement from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
See accompanying notes to financial statements.

				Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return		Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2014	$21.03	2.17%		1.32%		1.32%		(0.58)%		17%	$264,234
Year Ended December 31, 2013	$25.57	33.77%		1.31	%(b)	1.31	%(b)	(0.54)%		20%	$333,193
Year Ended December 31, 2012	$24.72	16.87%		1.31	%(b)	1.31	%(b)(c)	0.13%		15%	$271,628
Year Ended December 31, 2011	$22.95	(16.65)%		1.28%		1.28	%(c)	(0.57)%		21%	$340,325
Year Ended December 31, 2010	$27.94	22.49%		1.28%		1.28	%(c)	(0.73)%		28%	$555,263
Class B
Year Ended December 31, 2014	$18.03	1.35	%(d)	2.14%		2.10%		(1.40)%		17%	$1,014
Year Ended December 31, 2013	$22.81	32.81	%(d)	2.05	%(b)	2.03	%(b)	(1.32)%		20%	$2,938
Year Ended December 31, 2012	$22.75	16.11%		1.91	%(b)	1.90	%(b)(c)	(0.62)%		15%	$9,938
Year Ended December 31, 2011	$21.40	(17.11)%		1.88%		1.88	%(c)	(1.21)%		21%	$26,126
Year Ended December 31, 2010	$26.06	21.72%		1.92%		1.92	%(c)	(1.39)%		28%	$72,203
Class C
Year Ended December 31, 2014	$17.69	1.42%		2.04%		2.04%		(1.30)%		17%	$48,591
Year Ended December 31, 2013	$22.46	32.85%		2.04	%(b)	2.04	%(b)	(1.28)%		20%	$61,537
Year Ended December 31, 2012	$22.48	15.93%		2.07	%(b)	2.06	%(b)(c)	(0.59)%		15%	$57,309
Year Ended December 31, 2011	$21.20	(17.27)%		2.05%		2.05	%(c)	(1.34)%		21%	$62,887
Year Ended December 31, 2010	$25.83	21.55%		2.07%		2.07	%(c)	(1.52)%		28%	$98,445
Class I
Year Ended December 31, 2014	$22.38	2.49%		0.94%		0.94%		(0.20)%		17%	$18,718
Year Ended December 31, 2013	$26.81	34.31%		0.94	%(b)	0.94	%(b)	(0.21)%		20%	$13,660
Year Ended December 31, 2012	$25.63	17.26%		0.96	%(b)	0.95	%(b)(c)	0.89%		15%	$39,054
Year Ended December 31, 2011	$23.65	(16.25)%		0.92%		0.92	%(c)	(0.12)%		21%	$10,944
Year Ended December 31, 2010 (e)	$28.74	16.17%		0.91	%(f)	0.91	%(c)(f)	0.18	%(f)	28%	$7,832
Class R4
Year Ended December 31, 2014	$22.75	2.39%		1.12%		1.12%		(0.37)%		17%	$1,193
Year Ended December 31, 2013	$27.20	34.16%		1.02	%(b)	1.02	%(b)	(0.20)%		20%	$1,383
Year Ended December 31, 2012 (g)	$25.92	5.92%		1.07	%(f)	1.06	%(c)(f)	0.02	%(f)	15%	$15
Class R5
Year Ended December 31, 2014	$22.78	2.50%		1.00%		1.00%		(0.26)%		17%	$10,697
Year Ended December 31, 2013	$27.20	34.21%		0.97	%(b)	0.97	%(b)	(0.13)%		20%	$11,996
Year Ended December 31, 2012 (i)	$25.93	5.96%		0.99	%(f)	0.99	%(c)(f)	0.08	%(f)	15%	$3
Class Y
Year Ended December 31, 2014	$22.86	2.53%		0.95%		0.95%		(0.22)%		17%	$3,644
Year Ended December 31, 2013	$27.27	34.30%		0.93	%(b)	0.93	%(b)	(0.09)%		20%	$4,847
Year Ended December 31, 2012 (j)	$25.98	5.94%		0.92	%(f)	0.92	%(c)(f)	0.15	%(f)	15%	$3
Class Z
Year Ended December 31, 2014	$22.28	2.47%		1.04%		1.04%		(0.30)%		17%	$318,487
Year Ended December 31, 2013	$26.72	34.16%		1.02	%(b)	1.02	%(b)	(0.26)%		20%	$431,990
Year Ended December 31, 2012	$25.57	17.15%		1.03	%(b)	1.03	%(b)(c)	0.40%		15%	$587,678
Year Ended December 31, 2011	$23.62	(16.37	)%(k)	0.97%		0.97	%(c)	(0.28)%		21%	$850,338
Year Ended December 31, 2010	$28.73	22.88%		0.97%		0.97	%(c)	(0.41)%		28%	$1,549,112

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Thermostat FundSM

		Income from Investment Operations			Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income	Net realized and unrealized gain	Total from investment operations	Net investment income	Net realized gains	Total Distributions to Shareholders
Class A
Year Ended December 31, 2014	$14.58	0.28	0.49	0.77	(0.28)	(0.21)	(0.49)
Year Ended December 31, 2013	$14.29	0.29	1.00	1.29	(0.25)	(0.75)	(1.00)
Year Ended December 31, 2012	$12.82	0.32	1.39	1.71	(0.24)	—	(0.24)
Year Ended December 31, 2011	$12.58	0.28	0.30	0.58	(0.34)	—	(0.34)
Year Ended December 31, 2010	$10.90	0.19	1.67	1.86	(0.18)	—	(0.18)
Class B
Year Ended December 31, 2014	$14.68	0.21	0.50	0.71	(0.21)	(0.21)	(0.42)
Year Ended December 31, 2013	$14.39	0.19	1.03	1.22	(0.18)	(0.75)	(0.93)
Year Ended December 31, 2012	$12.91	0.20	1.45	1.65	(0.17)	—	(0.17)
Year Ended December 31, 2011	$12.64	0.15	0.38	0.53	(0.26)	—	(0.26)
Year Ended December 31, 2010	$10.93	0.13	1.67	1.80	(0.09)	—	(0.09)
Class C
Year Ended December 31, 2014	$14.68	0.17	0.49	0.66	(0.17)	(0.21)	(0.38)
Year Ended December 31, 2013	$14.39	0.18	1.00	1.18	(0.14)	(0.75)	(0.89)
Year Ended December 31, 2012	$12.91	0.22	1.39	1.61	(0.13)	—	(0.13)
Year Ended December 31, 2011	$12.62	0.18	0.31	0.49	(0.20)	—	(0.20)
Year Ended December 31, 2010	$10.91	0.10	1.68	1.78	(0.07)	—	(0.07)
Class R4
Year Ended December 31, 2014	$14.46	0.32	0.49	0.81	(0.32)	(0.21)	(0.53)
Year Ended December 31, 2013	$14.19	0.36	0.95	1.31	(0.29)	(0.75)	(1.04)
Year Ended December 31, 2012 (d)	$14.08	0.09	0.28	0.37	(0.26)	—	(0.26)
Class R5
Year Ended December 31, 2014	$14.47	0.31	0.50	0.81	(0.32)	(0.21)	(0.53)
Year Ended December 31, 2013	$14.19	0.37	0.96	1.33	(0.30)	(0.75)	(1.05)
Year Ended December 31, 2012 (f)	$14.08	0.09	0.27	0.36	(0.25)	—	(0.25)
Class Y
Year Ended December 31, 2014	$14.46	0.32	0.50	0.82	(0.33)	(0.21)	(0.54)
Year Ended December 31, 2013	$14.18	0.33	1.01	1.34	(0.31)	(0.75)	(1.06)
Year Ended December 31, 2012 (g)	$14.08	0.09	0.27	0.36	(0.26)	—	(0.26)
Class Z
Year Ended December 31, 2014	$14.40	0.32	0.48	0.80	(0.32)	(0.21)	(0.53)
Year Ended December 31, 2013	$14.13	0.32	0.99	1.31	(0.29)	(0.75)	(1.04)
Year Ended December 31, 2012	$12.67	0.34	1.39	1.73	(0.27)	—	(0.27)
Year Ended December 31, 2011	$12.44	0.31	0.29	0.60	(0.37)	—	(0.37)
Year Ended December 31, 2010	$10.80	0.21	1.66	1.87	(0.23)	—	(0.23)

Notes to Financial Highlights

(a)  Had the Investment Manager and/or its affiliates not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(d)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(e)  Annualized.

(f)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(g)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return (a)	Total gross expenses (b)		Total net expenses (b)		Net investment income		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2014	$14.86	5.30%	0.51%		0.50%		1.88%		95%	$450,258
Year Ended December 31, 2013	$14.58	9.07%	0.52%		0.50%		1.91%		92%	$513,293
Year Ended December 31, 2012	$14.29	13.34%	0.58%		0.50	%(c)	2.28%		109%	$323,750
Year Ended December 31, 2011	$12.82	4.62%	0.67%		0.50	%(c)	2.17%		130%	$79,744
Year Ended December 31, 2010	$12.58	17.28%	0.72%		0.50	%(c)	1.64%		118%	$44,527
Class B
Year Ended December 31, 2014	$14.97	4.83%	1.15%		1.00%		1.39%		95%	$1,231
Year Ended December 31, 2013	$14.68	8.49%	1.15%		1.00%		1.29%		92%	$2,263
Year Ended December 31, 2012	$14.39	12.78%	1.16%		1.00	%(c)	1.47%		109%	$4,480
Year Ended December 31, 2011	$12.91	4.19%	1.23%		1.00	%(c)	1.18%		130%	$11,318
Year Ended December 31, 2010	$12.64	16.64%	1.28%		1.00	%(c)	1.10%		118%	$28,752
Class C
Year Ended December 31, 2014	$14.96	4.50%	1.26%		1.25%		1.14%		95%	$404,456
Year Ended December 31, 2013	$14.68	8.23%	1.27%		1.25%		1.16%		92%	$430,173
Year Ended December 31, 2012	$14.39	12.52%	1.32%		1.25	%(c)	1.56%		109%	$253,641
Year Ended December 31, 2011	$12.91	3.87%	1.43%		1.25	%(c)	1.40%		130%	$33,378
Year Ended December 31, 2010	$12.62	16.43%	1.49%		1.25	%(c)	0.88%		118%	$21,866
Class R4
Year Ended December 31, 2014	$14.74	5.61%	0.26%		0.25%		2.14%		95%	$23,412
Year Ended December 31, 2013	$14.46	9.26%	0.28%		0.25%		2.39%		92%	$14,651
Year Ended December 31, 2012 (d)	$14.19	2.60%	0.42	%(e)	0.25	%(c)(e)	4.59	%(e)	109%	$15
Class R5
Year Ended December 31, 2014	$14.75	5.62%	0.24%		0.23%		2.11%		95%	$3,536
Year Ended December 31, 2013	$14.47	9.35%	0.25%		0.23%		2.44%		92%	$979
Year Ended December 31, 2012 (f)	$14.19	2.58%	0.35	%(e)	0.27	%(c)(e)	4.60	%(e)	109%	$3
Class Y
Year Ended December 31, 2014	$14.74	5.68%	0.19%		0.18%		2.19%		95%	$401
Year Ended December 31, 2013	$14.46	9.46%	0.14%		0.14%		2.23%		92%	$3
Year Ended December 31, 2012 (g)	$14.18	2.55%	0.30	%(e)	0.22	%(c)(e)	4.63	%(e)	109%	$3
Class Z
Year Ended December 31, 2014	$14.67	5.57%	0.25%		0.24%		2.16%		95%	$377,119
Year Ended December 31, 2013	$14.40	9.30%	0.26%		0.25%		2.14%		92%	$375,444
Year Ended December 31, 2012	$14.13	13.69%	0.30%		0.25	%(c)	2.48%		109%	$292,732
Year Ended December 31, 2011	$12.67	4.85%	0.34%		0.25	%(c)	2.43%		130%	$65,167
Year Ended December 31, 2010	$12.44	17.58%	0.37%		0.25	%(c)	1.87%		118%	$36,130

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Emerging Markets FundSM

		Income from Investment Operations				Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Total Distributions to Shareholders	Net Asset Value, End of Period
Class A
Year Ended December 31, 2014	$13.37	0.06		(0.63)	(0.57)	(0.08)	(0.08)	$12.72
Year Ended December 31, 2013	$12.04	0.07		1.34	1.41	(0.08)	(0.08)	$13.37
Year Ended December 31, 2012	$9.26	0.08		2.78	2.86	(0.08)	(0.08)	$12.04
Year Ended December 31, 2011 (d)	$10.00	(0.00	)(e)	(0.74)	(0.74)	—	—	$9.26
Class C
Year Ended December 31, 2014	$13.32	(0.05)		(0.62)	(0.67)	—	—	$12.65
Year Ended December 31, 2013	$12.01	(0.03)		1.34	1.31	—	—	$13.32
Year Ended December 31, 2012	$9.24	(0.02)		2.79	2.77	—	—	$12.01
Year Ended December 31, 2011 (h)	$10.00	(0.02)		(0.74)	(0.76)	—	—	$9.24
Class I
Year Ended December 31, 2014	$13.41	0.06		(0.60)	(0.54)	(0.12)	(0.12)	$12.75
Year Ended December 31, 2013	$12.08	0.08		1.37	1.45	(0.12)	(0.12)	$13.41
Year Ended December 31, 2012	$9.29	0.11		2.80	2.91	(0.12)	(0.12)	$12.08
Year Ended December 31, 2011 (i)	$10.00	0.01		(0.72)	(0.71)	—	—	$9.29
Class R4
Year Ended December 31, 2014	$13.49	0.09		(0.63)	(0.54)	(0.12)	(0.12)	$12.83
Year Ended December 31, 2013	$12.14	0.12		1.35	1.47	(0.12)	(0.12)	$13.49
Year Ended December 31, 2012 (j)	$11.44	(0.01)		0.81	0.80	(0.10)	(0.10)	$12.14
Class R5
Year Ended December 31, 2014	$13.48	0.10		(0.64)	(0.54)	(0.12)	(0.12)	$12.82
Year Ended December 31, 2013	$12.14	0.12		1.34	1.46	(0.12)	(0.12)	$13.48
Year Ended December 31, 2012 (k)	$11.44	(0.00	)(e)	0.81	0.81	(0.11)	(0.11)	$12.14
Class Y
Year Ended December 31, 2014	$13.36	0.09		(0.62)	(0.53)	(0.12)	(0.12)	$12.71
Year Ended December 31, 2013 (l)	$12.22	0.07		1.20	1.27	(0.13)	(0.13)	$13.36
Class Z
Year Ended December 31, 2014	$13.40	0.08		(0.63)	(0.55)	(0.11)	(0.11)	$12.74
Year Ended December 31, 2013	$12.07	0.11		1.33	1.44	(0.11)	(0.11)	$13.40
Year Ended December 31, 2012	$9.28	0.12		2.79	2.91	(0.12)	(0.12)	$12.07
Year Ended December 31, 2011 (m)	$10.00	0.01		(0.73)	(0.72)	—	—	$9.28

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Had the Investment Manager and/or its affiliates not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(c)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(d)  Class A shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(e)  Rounds to zero.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Class C shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(i)  Class I shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(j)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(k)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(l)  Class Y shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.

(m)  Class Z shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Total Return		Total gross expenses		Total net expenses		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2014	(4.28)%		1.56	%(a)	1.56	%(a)	0.42%		45%	$160,969
Year Ended December 31, 2013	11.73	%(b)	1.80	%(a)	1.76	%(a)	0.52%		36%	$177,158
Year Ended December 31, 2012	30.86	%(b)	6.42	%(a)	1.77	%(a)(c)	0.77%		30%	$3,103
Year Ended December 31, 2011 (d)	(7.40	)%(b)	20.13	%(f)	1.85	%(f)(g)	(0.01	)%(f)	9%	$332
Class C
Year Ended December 31, 2014	(5.03)%		2.33	%(a)	2.33	%(a)	(0.36)%		45%	$41,208
Year Ended December 31, 2013	10.91	%(b)	2.55	%(a)	2.51	%(a)	(0.23)%		36%	$32,636
Year Ended December 31, 2012	29.98	%(b)	7.18	%(a)	2.56	%(a)(c)	(0.15)%		30%	$615
Year Ended December 31, 2011 (h)	(7.60	)%(b)	25.06	%(f)	2.60	%(f)(g)	(0.68	)%(f)	9%	$127
Class I
Year Ended December 31, 2014	(4.01)%		1.22	%(a)	1.22	%(a)	0.44%		45%	$3
Year Ended December 31, 2013	12.06	%(b)	1.73	%(a)	1.39	%(a)	0.65%		36%	$7
Year Ended December 31, 2012	31.39	%(b)	6.18	%(a)	1.41	%(a)(c)	1.05%		30%	$6
Year Ended December 31, 2011 (i)	(7.10	)%(b)	19.31	%(f)	1.41	%(f)(g)	0.17	%(f)	9%	$5
Class R4
Year Ended December 31, 2014	(4.03)%		1.28	%(a)	1.28	%(a)	0.66%		45%	$15,467
Year Ended December 31, 2013	12.13	%(b)	1.44	%(a)	1.44	%(a)	0.92%		36%	$13,583
Year Ended December 31, 2012 (j)	7.04	%(b)	5.86	%(a)(f)	1.54	%(a)(c)(f)	(0.31	)%(f)	30%	$16
Class R5
Year Ended December 31, 2014	(4.02)%		1.26	%(a)	1.26	%(a)	0.72%		45%	$19,632
Year Ended December 31, 2013	12.07	%(b)	1.42	%(a)	1.42	%(a)	0.94%		36%	$13,625
Year Ended December 31, 2012 (k)	7.11	%(b)	5.81	%(a)(f)	1.46	%(a)(c)(f)	(0.22	)%(f)	30%	$3
Class Y
Year Ended December 31, 2014	(3.95)%		1.22	%(a)	1.22	%(a)	0.68%		45%	$2
Year Ended December 31, 2013 (l)	10.43	%(b)	1.36	%(a)(f)	1.36	%(a)(f)	0.97	%(f)	36%	$3
Class Z
Year Ended December 31, 2014	(4.12)%		1.33	%(a)	1.33	%(a)	0.62%		45%	$245,053
Year Ended December 31, 2013	11.92	%(b)	1.58	%(a)	1.54	%(a)	0.89%		36%	$177,693
Year Ended December 31, 2012	31.35	%(b)	6.15	%(a)	1.46	%(a)(c)	1.07%		30%	$6,846
Year Ended December 31, 2011 (m)	(7.20	)%(b)	19.52	%(f)	1.46	%(f)(g)	0.15	%(f)	9%	$2,765

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn European FundSM

		Income from Investment Operations			Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains		Total Distributions to Shareholders
Class A
Year Ended December 31, 2014	$15.68	0.13	(1.34)	(1.21)	(0.05)	(0.08)		(0.13)
Year Ended December 31, 2013	$11.76	(0.02)	3.97	3.95	(0.01)	(0.02)		(0.03)
Year Ended December 31, 2012	$9.43	0.03	2.37	2.40	(0.07)	(0.00	)(c)	(0.07)
Year Ended December 31, 2011 (e)	$10.00	(0.03)	(0.46)	(0.49)	(0.06)	(0.02)		(0.08)
Class C
Year Ended December 31, 2014	$15.54	(0.01)	(1.29)	(1.30)	—	(0.08)		(0.08)
Year Ended December 31, 2013	$11.73	(0.15)	3.98	3.83	—	(0.02)		(0.02)
Year Ended December 31, 2012	$9.44	(0.15)	2.46	2.31	(0.02)	(0.00	)(c)	(0.02)
Year Ended December 31, 2011 (h)	$10.00	(0.06)	(0.45)	(0.51)	(0.03)	(0.02)		(0.05)
Class I
Year Ended December 31, 2014	$15.67	0.11	(1.27)	(1.16)	(0.10)	(0.08)		(0.18)
Year Ended December 31, 2013	$11.75	0.12	3.88	4.00	(0.06)	(0.02)		(0.08)
Year Ended December 31, 2012	$9.43	0.10	2.32	2.42	(0.10)	(0.00	)(c)	(0.10)
Year Ended December 31, 2011 (i)	$10.00	(0.02)	(0.46)	(0.48)	(0.07)	(0.02)		(0.09)
Class R4
Year Ended December 31, 2014 (j)	$15.85	(0.02)	(1.34)	(1.36)	(0.09)	—		(0.09)
Class R5
Year Ended December 31, 2014	$15.82	0.14	(1.32)	(1.18)	(0.09)	(0.08)		(0.17)
Year Ended December 31, 2013	$11.86	(0.04)	4.06	4.02	(0.04)	(0.02)		(0.06)
Year Ended December 31, 2012 (k)	$11.19	(0.02)	0.77	0.75	(0.08)	—		(0.08)
Class Z
Year Ended December 31, 2014	$15.68	0.15	(1.32)	(1.17)	(0.09)	(0.08)		(0.17)
Year Ended December 31, 2013	$11.76	0.11	3.88	3.99	(0.05)	(0.02)		(0.07)
Year Ended December 31, 2012	$9.44	0.08	2.34	2.42	(0.10)	(0.00	)(c)	(0.10)
Year Ended December 31, 2011 (l)	$10.00	(0.02)	(0.46)	(0.48)	(0.06)	(0.02)		(0.08)

Notes to Financial Highlights

(a)  Had the Investment Manager and/or its affiliates not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Rounds to zero.

(d)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(e)  Class A shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of 0.02%.

(h)  Class C shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(i)  Class I shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(j)  Class R4 shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.

(k)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(l)  Class Z shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return (a)	Total gross expenses		Total net expenses		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2014	$14.34	(7.77)%	2.05	%(b)	1.75	%(b)	0.86%		74%	$21,101
Year Ended December 31, 2013	$15.68	33.64%	3.33	%(b)	1.74	%(b)	(0.11)%		42%	$19,078
Year Ended December 31, 2012	$11.76	25.46%	12.35	%(b)	1.61	%(b)(d)	0.23%		37%	$453
Year Ended December 31, 2011 (e)	$9.43	(4.97)%	33.59	%(f)	1.75	%(f)(g)	(0.84	)%(f)	17%	$154
Class C
Year Ended December 31, 2014	$14.16	(8.44)%	2.84	%(b)	2.50	%(b)	(0.10)%		74%	$5,096
Year Ended December 31, 2013	$15.54	32.63%	4.19	%(b)	2.50	%(b)	(1.10)%		42%	$1,400
Year Ended December 31, 2012	$11.73	24.46%	12.83	%(b)	2.32	%(b)(d)	(1.33)%		37%	$89
Year Ended December 31, 2011 (h)	$9.44	(5.14)%	35.79	%(f)	2.50	%(f)(g)	(1.66	)%(f)	17%	$5
Class I
Year Ended December 31, 2014	$14.33	(7.49)%	1.71	%(b)	1.46	%(b)	0.74%		74%	$2
Year Ended December 31, 2013	$15.67	34.06%	3.99	%(b)	1.41	%(b)	0.88%		42%	$8
Year Ended December 31, 2012	$11.75	25.71%	12.05	%(b)	1.31	%(b)(d)	0.94%		37%	$6
Year Ended December 31, 2011 (i)	$9.43	(4.81)%	30.00	%(f)	1.31	%(f)(g)	(0.47	)%(f)	17%	$5
Class R4
Year Ended December 31, 2014 (j)	$14.40	(8.60)%	1.87	%(b)(f)	1.50	%(b)(f)	(0.30	)%(f)	74%	$302
Class R5
Year Ended December 31, 2014	$14.47	(7.54)%	1.75	%(b)	1.52	%(b)	0.92%		74%	$1,633
Year Ended December 31, 2013	$15.82	33.97%	2.76	%(b)	1.51	%(b)	(0.29)%		42%	$1,891
Year Ended December 31, 2012 (k)	$11.86	6.70%	14.07	%(b)(f)	1.36	%(b)(d)(f)	(1.07	)%(f)	37%	$3
Class Z
Year Ended December 31, 2014	$14.34	(7.52)%	1.79	%(b)	1.50	%(b)	0.97%		74%	$8,499
Year Ended December 31, 2013	$15.68	33.98%	3.98	%(b)	1.45	%(b)	0.83%		42%	$4,407
Year Ended December 31, 2012	$11.76	25.66%	12.07	%(b)	1.33	%(b)(d)	0.76%		37%	$2,727
Year Ended December 31, 2011 (l)	$9.44	(4.78)%	30.26	%(f)	1.37	%(f)(g)	(0.52	)%(f)	17%	$1,516

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Notes to Financial Statements

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund (each a Fund and collectively, the Funds) are each a series of Columbia Acorn Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.

Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of affiliated stock and bond mutual funds (underlying funds) according to the current level of the Standard & Poor's (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select each currently offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn International currently offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class Y and Class Z shares. Columbia Thermostat Fund currently offers Class A, Class B, Class C, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn Emerging Markets Fund currently offers Class A, Class C, Class I, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn European Fund currently offers Class A, Class C, Class I, Class R4, Class R5 and Class Z shares. Effective July 11, 2014, Columbia Acorn Emerging Markets Fund is closed to new investors and new accounts, except as described in the Fund's prospectus, dated May 1, 2014, as supplemented June 12, 2014. Effective February 29, 2008, the Funds generally no longer accept investments by new or existing investors in the Funds' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Acorn Family of Funds.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are redeemed within 12 months of purchase, and a 0.50% CDSC if the shares are redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

Class B shares are subject to CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class I, Class R, Class R4, Class R5 and Class Y shares are offered at net asset value. There are certain restrictions on who may purchase these share classes.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Investment Distributors, Inc. (CMID) at no additional charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agent fees, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

2.  Summary of Significant Accounting Policies

>Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). With respect to Columbia Thermostat Fund, investments in underlying funds are valued at their net asset values as reported by the underlying funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange traded funds are valued at their closing net asset value as reported on the applicable exchange.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

>Derivative instruments

Columbia Acorn International Select invests in forward foreign currency exchange contracts on a limited basis, as detailed below. Forward foreign currency exchange contracts are derivative instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, in this case, currencies. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.

Columbia Acorn International, Columbia Acorn International Select and Columbia Acorn Emerging Markets Fund each held a put option in 2014, which was acquired through a transaction between the Funds and PT Rajawali Corpora (Indonesia), in connection with the delisting of the shares of Archipelago Resources in 2013. A put option is often held to decrease exposure to an underlying stock. However, in this case, the put option related to the proposed restructuring of Archipelago Resources and provided the Funds with the ability to sell its shares back to PT Rajawali Corpora (Indonesia) at an agreed upon price or to convert the shares held in Archipelago Resources into shares of the newly restructured company based upon the terms of the put option agreement between the Funds and PT Rajawali Corpora (Indonesia). During 2014, the Funds opted to exercise the put option and sell its shares back to PT Rajawali Corpora (Indonesia) with the exercise delivery expected in the first quarter of 2015. The proceeds from the exercising of the put option are included in "Receivable for Investments sold on a delayed delivery basis" in the Statements of Assets and Liabilities.

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

>Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. Columbia Acorn International Select utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities. These instruments may be used for other purposes in future periods. The Fund's use of forward foreign currency exchange contracts was not material to the net assets of the Fund.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statements of Assets and Liabilities.

>Offsetting of derivative assets and derivative liabilities

The following table presents the gross and net amount of assets and liabilities of Columbia Acorn International Select, available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2014:

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged	Securities Collateral Pledged	Net Amount(b)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	$97,181	$—	$97,181	$—	$—	$—	$97,181

(a) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(b) Represents the net amount due to counterparties in the event of default.

>Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of Columbia Acorn International, Columbia Acorn International Select and Columbia Acorn Emerging Markets Fund, including: the the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statements of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Acorn International

At December 31, 2014, the Fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statements of Operations for the year ended December 31, 2014:

Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income

Risk Exposure Category	Options Contracts
Equity risk	$(2,630,029)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average market value*
Options contracts	$787,040

* Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Columbia Acorn International Select

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

	Liability Derivatives
Risk Exposure Category	Statements of Assets and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	$97,181

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statements of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on
Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange risk	$469,034

Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Options Contracts	Total
Equity risk	$—	$(985,539)	$(985,539)
Foreign exchange risk	(162,999)	—	(162,999)
Total	$(162,999)	$(985,539)	$(1,148,538)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average market value*
Options contracts	$294,924
Derivative Instrument	Average unrealized appreciation*	Average unrealized depreciation*
Forward foreign currency exchange contracts	$54,284	$(89,471)

* Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Columbia Acorn Emerging Markets Fund

At December 31, 2014, the Fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statements of Operations for the year ended December 31, 2014:

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Options Contracts
Equity risk	$(131,808)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average market value*
Options contracts	$39,444

* Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds may receive distributions from holdings in exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital may be made by the Funds' management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Funds no longer own the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for ETFs and RICs.

>Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The distribution

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

and service fees and transfer agent fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Securities lending

Each Fund, except Columbia Thermostat Fund, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also receive a fee for the loan. The Funds have the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of a Fund and any additional required collateral is delivered to the Fund on the next business day. The Funds have elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Funds' lending agent, and net of any borrower rebates. The Investment Manager does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned as of December 31, 2014 by each Fund is included in the Statements of Operations.

>Offsetting of Financial Assets

The following table presents each Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of December 31, 2014:

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received	Securities Collateral Received	Net Amount(b)
Securities Loaned
Columbia Acorn Fund	$517,888,630	$—	$517,888,630	$—	$517,888,630	$—	$—
Columbia Acorn International	101,872,493	—	101,872,493	—	101,872,493	—	—
Columbia Acorn USA	76,216,239	—	76,216,239	—	76,216,239	—	—
Columbia Acorn International Select	5,229,212	—	5,229,212	—	5,229,212	—	—
Columbia Acorn Select	25,021,001	—	25,021,001	—	25,021,001	—	—
Columbia Acorn Emerging Markets Fund	3,111,617	—	3,111,617	—	3,111,617	—	—
Columbia Acorn European Fund	899,714	—	899,714	—	899,714	—	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

>Federal income taxes

It is each Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level. The Funds accrue for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statements of Assets and Liabilities.

>Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

>Recent Accounting Pronouncement

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the accounting for transactions accounted for as secured borrowings and expands disclosure requirements related to securities lending and similar transactions. The disclosure requirements are effective for interim and annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2014, permanent book and tax basis differences resulting primarily from foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of distributions from investments, net operating loss reclassification, distribution reclassifications and earnings and profits distributed to shareholders on the redemption of shares, were identified and reclassified among the components of each Fund's net assets as follows:

	Undistributed/ (Overdistributed) or Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Columbia Acorn Fund	$37,878,939	$(391,692,152)	$353,813,213
Columbia Acorn International	48,897,239	(48,897,240)	1
Columbia Acorn USA	6,156,863	273,193	(6,430,056)
Columbia Acorn International Select	3,677,227	(3,677,227)	—
Columbia Acorn Select	3,796,729	124,894	(3,921,623)
Columbia Thermostat Fund	230,370	(3,701,459)	3,471,089
Columbia Acorn Emerging Markets Fund	(38,956)	38,957	(1)
Columbia Acorn European Fund	(22,900)	22,900	—

Net investment income (loss) and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

	December 31, 2014		December 31, 2013
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Columbia Acorn Fund	$—	$2,682,706,755	$21,340,532	$1,308,033,846
Columbia Acorn International	116,690,475	413,210,257	198,930,778	330,008,029
Columbia Acorn USA	—	246,242,710	—	141,393,055
Columbia Acorn International Select	2,302,638	32,121,809	5,084,134	25,050,362
Columbia Acorn Select	—	143,373,013	3,241,093	198,890,427
Columbia Thermostat Fund	29,624,764	9,456,050	32,251,737	52,560,790
Columbia Acorn Emerging Markets Fund	3,506,088	—	2,558,438	—
Columbia Acorn European Fund	353,305	90,617	41,172	24,867

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Appreciation (Depreciation)*
Columbia Acorn Fund	$—	$606,933,438	$—	$7,081,725,961
Columbia Acorn International	—	69,311,634	(32,978,592)	1,415,663,530
Columbia Acorn USA	—	33,730,542	—	650,557,477
Columbia Acorn International Select	896,977	—	—	13,352,991
Columbia Acorn Select	—	48,428,589	—	206,403,152
Columbia Thermostat Fund	10,966,888	13,043,172	—	32,679,389
Columbia Acorn Emerging Markets Fund	—	—	(14,671,234)	15,058,101
Columbia Acorn European Fund	200,929	—	(2,338,404)	45,678

* The differences between book-basis and tax-basis net unrealized appreciation (depreciation) are primarily due to deferral of losses from wash sales and PFIC adjustments.

The following capital loss carryforwards, determined as of December 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2015	2016	No Expiration Short-Term	Total
Columbia Acorn International	$2,521,892	$30,456,700	$—	$32,978,592
Columbia Acorn Emerging Markets Fund	—	—	14,671,234	14,671,234
Columbia Acorn European Fund	—	—	2,338,404	2,338,404

The value of capital loss carryforwards that were utilized, expired and permanently lost for the Funds during the year ended December 31, 2014, were as follows:

	Utilized	Expired	Lost
Columbia Acorn International	$18,996,063	$—	$—

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2014, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on January 1, 2015:

Fund	Late-Year Ordinary Losses	Post-October Capital Losses
Columbia Acorn International Select	$—	$8,767,586
Columbia Acorn Emerging Markets Fund	533,398	—

Management of the Funds has concluded that there are no significant uncertain tax positions in any Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

CWAM is a wholly-owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

CWAM receives a monthly advisory fee based on each Fund's average daily net assets at the following annual rates:

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

Columbia Acorn Emerging Markets Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.25%
$100 million to $500 million	1.00%
$500 million and over	0.80%

Columbia Acorn European Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

For the year ended December 31, 2014, the effective investment advisory fee rates were as follows:

Fund
Columbia Acorn Fund	0.64%
Columbia Acorn International	0.75%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.85%
Columbia Thermostat Fund	0.10%
Columbia Acorn Emerging Markets Fund	1.04%
Columbia Acorn European Fund	1.19%

>Expense limits

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, has voluntarily agreed to waive a portion of the total annual Fund operating expenses attributable to transfer agency fees incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively.

Effective May 1, 2014, CWAM has voluntarily agreed to reimburse expenses so that the Funds' ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any) after giving effect to any balance credits or overdraft charges from the Funds' custodian, do not exceed annually the average daily net assets of each class as follows:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.37%	1.45%	1.42%	1.37%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.22%	1.35%	1.27%	1.22%	1.35%

These arrangements may be modified or terminated by either the Funds or CWAM on 30 days notice.

Through April 30, 2014, CWAM voluntarily reimbursed expenses so that the Funds' ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any) after giving effect to any balance credits or overdraft charges from the Funds' custodian, did not exceed annually the average daily net assets of each class as follows:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.31%	1.45%	1.36%	1.31%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.23%	1.35%	1.28%	1.23%	1.35%

Effective May 1, 2014, CWAM has contractually agreed to waive fees and/or reimburse expenses through April 30, 2015, so that the Funds' ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any, and in the

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

case of Columbia Thermostat Fund its underlying portfolio funds), do not exceed annually the average daily net assets of each class as follows:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Thermostat Fund	0.50%	1.00%	1.25%	—%	0.25%	0.23%	0.18%	0.25%
Columbia Acorn Emerging Markets Fund	1.85%	—%	2.60%	1.46%	1.60%	1.51%	1.46%	1.60%
Columbia Acorn European Fund	1.75%	—%	2.50%	1.47%	1.50%*	1.52%	—%	1.50%

* Effective June 25, 2014 (the commencement of operations of Columbia Acorn European Fund Class R4 shares) through April 30, 2015.

There is no guarantee that these agreements will continue thereafter.

Through April 30, 2014, CWAM contractually waived fees and/or reimburse expenses so that the Funds' ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any, and in the case of Columbia Thermostat Fund its underlying portfolio funds), did not exceed annually the average daily net assets of each class as follows:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Thermostat Fund	0.50%	1.00%	1.25%	—%	0.25%	0.23%	0.18%	0.25%
Columbia Acorn Emerging Markets Fund	1.85%	—%	2.60%	1.54%	1.60%	1.59%	1.54%	1.60%
Columbia Acorn European Fund	1.75%	—%	2.50%	1.46%	—%	1.51%	—%	1.50%
Expenses reimbursed by CWAM and its affiliates for the year ended December 31, 2014, were as follows:

Fund	Expenses Reimbursed
Columbia Acorn International	$452,267
Columbia Acorn Select	854
Columbia Thermostat Fund	135,531
Columbia Acorn European Fund	147,638

CWAM is contractually entitled to recoup from each of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund any fees waived and/or expenses reimbursed with respect to any share class offered by Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund for a one year period following the date of such fee waiver and/or reimbursement, if such recovery does not cause the ordinary operating expenses of the Fund (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) to exceed the annual rates set forth above, or to exceed such annual rate as may be in place at the time of the recoupment, whichever is less.

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the year ended December 31, 2014, the effective administration fee rate was 0.04% of each Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.

CMID, a wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds.

Sales charges, including front-end and CDSCs, received by the Distributor for distributing each Fund's shares for the year ended December 31, 2014 are as follows:

	Underwriting Discounts	CDSCs
(Unaudited)	Class A	Class A	Class B	Class C
Columbia Acorn Fund	$1,435,758	$12,592	$438	$31,848
Columbia Acorn International	592,622	6,544	1,004	7,646
Columbia Acorn USA	85,622	1,772	—	2,679
Columbia Acorn International Select	49,250	1	—	865
Columbia Acorn Select	50,998	21	194	1,816
Columbia Thermostat Fund	1,181,699	21,521	53	74,964
Columbia Acorn Emerging Markets Fund	314,720	5,137	—	8,322
Columbia Acorn European Fund	81,450	30	—	1,175

Each Fund has adopted a distribution and service plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50%, 0.75% and 0.50%, annually, of the average daily net assets attributable to Class B, Class C and Class R shares, respectively. CMID receives no compensation with respect to Class R4, Class R5, Class Y and Class Z shares.

CMIS is the transfer agent of the Funds. CMIS receives monthly account-based service fees based on the number of open Fund accounts. Each Fund pays CMIS a monthly fee at the annual rate of $20.00 per open account. Subject to certain limitations, the Funds reimburse payments made by CMIS to financial intermediaries for the shareholder services that the intermediaries provide, in amounts that vary by share class and with the type of intermediary and type of shareholder services provided.

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I shares and Class Y shares do not pay transfer agency fees.

For the year ended December 31, 2014, the Funds' effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Fund	Class A	Class B	Class C	Class R	Class R4	Class R5	Class Z
Columbia Acorn Fund	0.12%	0.30%	0.07%	—%	0.13%	0.05%	0.08%
Columbia Acorn International	0.16%	0.40%	0.13%	0.27%	0.18%	0.05%	0.08%
Columbia Acorn USA	0.15%	0.57%	0.06%	—%	0.13%	0.05%	0.14%
Columbia Acorn International Select	0.12%	0.27%	0.14%	—%	0.11%	0.05%	0.08%
Columbia Acorn Select	0.12%	0.45%	0.09%	—%	0.17%	0.05%	0.09%
Columbia Thermostat Fund	0.07%	0.22%	0.07%	—%	0.07%	0.05%	0.06%
Columbia Acorn Emerging Markets Fund	0.11%	—%	0.12%	—%	0.07%	0.05%	0.12%
Columbia Acorn European Fund	0.11%	—%	0.13%	—%	0.12%	0.05%	0.10%

Columbia Acorn International and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent to certain associated investment companies, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At December 31, 2014, Columbia Acorn International's total potential future obligation over the life of the Guaranty is $83,362. The liability remaining at December 31, 2014 for non-recurring charges associated with the lease amounted to $53,685 and is included within the "Payable for Other liabilities" in the Statements of Assets and Liabilities.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares during the year. On December 31, 2014, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn Select and Columbia Thermostat Fund each held five percent or more of the outstanding voting securities of one or more companies or a company which is under common ownership or control with the Funds. Details of investments in those affiliated companies are presented in the Notes to Statement of Investments of each Fund listed above.

For the year ended December 31, 2014, the Funds engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and totaled as follows:

	Purchases	Sales
Columbia Acorn Fund	$—	$42,246,098
Columbia Acorn International	39,818,858	—
Columbia Acorn International Select	—	2,898,140
Columbia Acorn European Fund	59,702	970,001

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

5.  Borrowing Arrangements

During the year ended December 31, 2014, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Wanger Advisors Trust, another trust managed by CWAM, in the amount of $150 million. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of "Other expenses" in the Statements of Operations. The Trust expects to renew this line of credit for one year durations each July at then current market rates and terms.

No amounts were borrowed for the benefit of a Fund under the line of credit during the year ended December 31, 2014.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended December 31, 2014, were:

	Purchases	Proceeds from Sales
Columbia Acorn Fund	$3,275,347,007	$8,592,258,057
Columbia Acorn International	2,237,161,643	2,573,022,536
Columbia Acorn USA	189,636,474	622,182,315
Columbia Acorn International Select	183,138,204	273,542,036
Columbia Acorn Select	131,244,205	341,575,769
Columbia Thermostat Fund	1,225,640,896	1,327,359,510
Columbia Acorn Emerging Markets Fund	297,006,975	220,140,785
Columbia Acorn European Fund	50,568,798	34,379,689

The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

7.  Shareholder Concentration

At December 31, 2014, the table below details the affiliated and significant unaffiliated shareholder account ownership of outstanding shares of each Fund. The Funds have no knowledge about whether any portion of these unaffiliated shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Fund	Number of unaffiliated accounts	Percentage of shares outstanding held – unaffiliated	Percentage of shares outstanding held – affiliated
Columbia Acorn Fund	1	15.3%	—%
Columbia Acorn International	2	27.6%	—%
Columbia Acorn USA	3	51.1%	—%
Columbia Acorn International Select	2	38.8%	10.9%
Columbia Acorn Select	2	34.2%	12.5%
Columbia Thermostat Fund	1	20.6%	23.9%
Columbia Acorn Emerging Markets Fund	3	45.7%	23.3%
Columbia Acorn European Fund	—	—%	57.8%

8.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

9.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Acorn Trust:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund (each a series of the Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements")

are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 19, 2015

Columbia Acorn Family of Funds

Federal Income Tax Information (Unaudited)

The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2014.

	Qualified Dividend Income	Dividends Received Deduction	Capital Gain Dividend	Foreign Taxes Paid	Foreign Taxes Paid Per Share	Foreign Source Income	Foreign Source Income Per Share
Columbia Acorn Fund	—%	—%	$3,388,331,689	$—	$—	$—	$—
Columbia Acorn International	98.68%	—%	$410,719,781	$17,276,766	$0.09	$185,883,142	$1.00
Columbia Acorn USA	—%	—%	$270,758,416	$—	$—	$—	$—
Columbia Acorn International Select	100.00%	3.92%	$32,336,116	$639,342	$0.06	$9,200,048	$0.81
Columbia Acorn Select	—%	—%	$159,598,820	$—	$—	$—	$—
Columbia Thermostat Fund	6.08%	4.64%	$20,250,975	$51,990	$—	$373,276	$—
Columbia Acorn Emerging Markets Fund	100.00%	—%	$—	$1,078,712	$0.03	$11,153,698	$0.29
Columbia Acorn European Fund	100.00%	0.69%	$—	$95,533	$0.04	$1,289,056	$0.50

The following Funds hereby designate additional tax attributes for the fiscal year ended December 31, 2013.

	Foreign Taxes Paid	Foreign Taxes Paid Per Share
Columbia Acorn International Select	$168,503	$0.01
Columbia Thermostat Fund	$20,604	$—
Columbia Acorn European Fund	$812	$—

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Board of Trustees and Management of
Columbia Acorn Family of Funds

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position Held with Columbia Acorn Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Columbia Acorn Trust
Trustees who are not interested persons of Columbia Acorn Trust:(1)
Laura M. Born, 49, Trustee and Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business; Managing Director – Investment Banking, J.P. Morgan Chase & Co. (broker-dealer), 2002-2007.	12	Wanger Advisors Trust.
Maureen M. Culhane, 66, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	12	Wanger Advisors Trust.
Margaret M. Eisen, 61, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	12	Wanger Advisors Trust; Burnham Investors Trust.
Thomas M. Goldstein, 55, Trustee	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011-2014; Founding Partner, The GRG Group LLC, 2009-2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007-2009.	12	Wanger Advisors Trust; Federal Home Loan Bank – Chicago; Federal Home Loan Mortgage Corporation.
John C. Heaton, 55, Trustee	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000.	12	Wanger Advisors Trust.
Steven N. Kaplan, 55, Trustee and Vice Chair	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1988.	12	Wanger Advisors Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).
David J. Rudis, 61, Trustee	2010	Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	12	Wanger Advisors Trust.
David B. Small, 58, Trustee(2)	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Wanger Advisors Trust.

Name, Position Held with Columbia Acorn Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Columbia Acorn Trust
Trustees who are interested persons of Columbia Acorn Trust:
Charles P. McQuaid, 61, Trustee and Vice President(3)	1992	Portfolio manager and/or analyst, CWAM or its predecessors since 1978; Vice President of Columbia Acorn Trust and Wanger Advisors Trust since April 2014; formerly, President and Chief Investment Officer, CWAM or its predecessors, October 2003-March 2014, and President of Columbia Acorn Trust and Wanger Advisors Trust, October 2003-March 2014.	12	Wanger Advisors Trust.
Ralph Wanger, 80, Trustee Emeritus(4)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Wanger Advisors Trust.
Officers of Columbia Acorn Trust:
Robert A. Chalupnik, 49, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2000; Vice President Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A
Michael G. Clarke, 45, Assistant Treasurer	2004

Vice President – Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; Senior officer, Columbia Funds and affiliated funds since 2002.

			N/A	N/A
Joseph F. DiMaria, 46, Assistant Treasurer	2010	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010.	N/A	N/A
William J. Doyle, 50, Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2006; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.	N/A	N/A
P. Zachary Egan, 46, President	2014

President and International Chief Investment Officer, CWAM since April 2014; portfolio manager and/or analyst, CWAM or its predecessors since 1999; formerly, Director of International Research, CWAM December 2004-March 2014, and Vice President, Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014.

			N/A	N/A
David L. Frank, 51, Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.	N/A	N/A
Fritz Kaegi, 43, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A
John M. Kunka, 44, Treasurer	2006

Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Director of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.

			N/A	N/A

Name, Position Held with Columbia Acorn Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Columbia Acorn Trust
Officers of Columbia Acorn Trust: (continued)
Stephen Kusmierczak, 47, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A
Joseph C. LaPalm, 45, Vice President	2006	Chief Compliance Officer, CWAM since 2005.	N/A	N/A
Charles P. McQuaid, 61, Vice President	1992

Portfolio manager and/or analyst, CWAM or its predecessors since 1978; Vice President of Columbia Acorn Trust and Wanger Advisors Trust since April 2014; formerly, President and Chief Investment Officer, CWAM or its predecessors, October 2003-March 2014, and President of Columbia Acorn Trust and Wanger Advisors Trust, October 2003-March 2014.

			N/A	N/A
Louis J. Mendes III, 50, Vice President	2003	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	N/A	N/A
Robert A. Mohn, 53, Vice President	1997

Domestic Chief Investment Officer, CWAM since April 2014; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 1997; portfolio manager and/or analyst, CWAM or its predecessors since 1992; formerly, Director of Domestic Research, CWAM or its predecessors, March 2004-March 2014. Mr. Mohn served as Principal Executive Officer of the Funds during Mr. McQuaid's sabbatical from January 14 through March 31, 2011.

			N/A	N/A
Christopher J. Olson, 50, Vice President	2001	Portfolio manager and/or analyst, CWAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.	N/A	N/A
Christopher O. Petersen, 44, Assistant Secretary	2010

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010-December 2014 and Vice President and Group Counsel or Counsel, 2004-2010); officer, Columbia Funds and affiliated funds since 2007.

			N/A	N/A

Name, Position Held with Columbia Acorn Trust and Age at December 31, 2014	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships in addition to Columbia Acorn Trust
Officers of Columbia Acorn Trust: (continued)
Scott R. Plummer, 55, Assistant Secretary	2010

Senior Vice President, Assistant General Counsel and Head of Global Asset Management, Ameriprise Financial, Inc. since February 2014 (previously, Senior Vice President and Lead Chief Counsel – Asset Management, January 2012-February 2014; Vice President and Lead Chief Counsel – Asset Management, 2010-2012; and Vice President and Chief Counsel – Asset Management, 2005-2010); Senior Vice President and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005 (previously, Chief Legal Officer, Columbia Management Investment Advisers, LLC, June 2005-January 2015); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds 2006-2014.

			N/A	N/A
Robert P. Scales, 62, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	N/A	N/A
Andreas Waldburg-Wolfegg, 49, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.	N/A	N/A
Linda Roth-Wiszowaty, 45, Secretary	2006	Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014; Business support analyst, CWAM since April 2007.	N/A	N/A

*  Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of The Acorn Fund Inc., the predecessor to Columbia Acorn Trust.

(1)  In addition to the trustees listed below, the Board appointed Charles R. Phillips as a trustee effective January 1, 2015.

(2)  Mr. Small resigned from the Board effective December 31, 2014.

(3)  Mr. McQuaid is an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, because he is an officer of the Trust and an employee of CWAM.

(4)  As permitted under the Trust's Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

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Columbia Acorn Family of Funds Expense Information

as of 12/31/14

Columbia Acorn® Fund	Class A	Class B(a)	Class C	Class I	Class R	Class R4	Class R5	Class Y	Class Z
Management Fees	0.64%	0.64%	0.64%	0.64%		0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.19%	0.36%	0.13%	0.06%		0.20%	0.12%	0.06%	0.15%
Net Expense Ratio	1.08%	1.75%	1.77%	0.70%		0.84%	0.76%	0.70%	0.79%
Columbia Acorn International®
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.22%	0.47%	0.22%	0.10%	0.38%	0.29%	0.15%	0.10%	0.18%
Net Expense Ratio	1.22%	1.97%	1.97%	0.85%	1.63%	1.04%	0.90%	0.85%	0.93%
Columbia Acorn USA®
Management Fees	0.86%	0.86%	0.86%	0.86%		0.86%	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.22%	0.65%	0.14%	0.02%		0.21%	0.13%	0.07%	0.22%
Net Expense Ratio	1.33%	2.26%	2.00%	0.88%		1.07%	0.99%	0.93%	1.08%
Columbia Acorn International SelectSM
Management Fees	0.94%	0.94%	0.94%	0.94%		0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.28%	0.42%	0.29%	0.17%		0.27%	0.21%	0.15%	0.23%
Net Expense Ratio	1.47%	2.11%	2.23%	1.11%		1.21%	1.15%	1.09%	1.17%
Columbia Acorn SelectSM
Management Fees	0.85%	0.85%	0.85%	0.85%		0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.22%	0.50%	0.19%	0.09%		0.27%	0.15%	0.10%	0.19%
Net Expense Ratio	1.32%	2.10%	2.04%	0.94%		1.12%	1.00%	0.95%	1.04%
Columbia Thermostat FundSM
Management Fees	0.10%	0.10%	0.10%			0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%			0.00%	0.00%	0.00%	0.00%
Other Expenses	0.15%	0.15%	0.15%			0.15%	0.13%	0.08%	0.14%
Net Expense Ratio(b)	0.50%	1.00%	1.25%			0.25%	0.23%	0.18%	0.24%
Columbia Acorn Emerging Markets FundSM(c)
Management Fees	1.04%		1.04%	1.04%		1.04%	1.04%	1.04%	1.04%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.27%		0.29%	0.18%		0.24%	0.22%	0.18%	0.29%
Net Expense Ratio	1.56%		2.33%	1.22%		1.28%	1.26%	1.22%	1.33%
Columbia Acorn European FundSM
Management Fees	1.19%		1.19%	1.19%		1.19%	1.19%		1.19%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%		0.00%
Other Expenses	0.31%		0.31%	0.27%		0.31%	0.33%		0.31%
Net Expense Ratio	1.75%		2.50%	1.46%		1.50%	1.52%		1.50%

    See the Funds' prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.

    Fees and expenses are for the year ended December 31, 2014. The fees and expenses of Columbia Acorn International Select and Columbia Acorn Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to reimburse each Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed annually each class' average daily net assets as follows:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.37%	1.45%	1.42%	1.37%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.22%	1.35%	1.27%	1.22%	1.35%

    These arrangements may be modified or terminated by either the Funds or CWAM on 30 days' notice.

    The fees and expenses of Columbia Thermostat Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of the Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in underlying portfolio funds), do not exceed annually the rates of 0.50%, 1.00%, 1.25%, 0.25%, 0.23%, 0.18% and 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class R4, Class R5, Class Y and Class Z shares, respectively, through April 30, 2015. There is no guarantee that this agreement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of each Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), of each Fund's Class A, Class C, Class I, Class R4, Class R5, Class Y (if offered) and Class Z shares through April 30, 2015, do not exceed annually each class' average daily net assets as follows:

Fund	Class A	Class C	Class I	Class R4		Class R5	Class Y	Class Z
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.46%	1.60%		1.51%	1.46%	1.60%
Columbia Acorn European Fund	1.75%	2.50%	1.47%	1.50	%(d)	1.52%	—	1.50%

    There is no guarantee that these arrangements will continue thereafter.

    The fees and expenses of Columbia Acorn International include the effect of the voluntary undertaking by CMIS to waive a portion of total annual Fund operating expenses attributable to transfer agency expenses incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively.

(a)  The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Acorn Family of Funds.

(b)  Does not include estimated fees and expenses of 0.52% incurred by the Fund from the underlying portfolio funds in which it invests.

(c)    Effective July 11, 2014, Columbia Acorn Emerging Markets Fund is closed to new investors and new accounts, except as described in the Fund's prospectus, dated May 1, 2014, as supplemented June 12, 2014.

(d)  Effective June 25, 2014 (commencement of operations) through April 30, 2015.

Columbia Acorn Family of Funds

Trustees

Laura M. Born

Chair of the Board

Steven N. Kaplan

Vice Chair of the Board

Maureen M. Culhane

Margaret M. Eisen

Thomas M. Goldstein

John C. Heaton

Charles P. McQuaid

David J. Rudis

David B. Small*

Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan

President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

William J. Doyle

Vice President

David L. Frank

Vice President

Fritz Kaegi

Vice President

John M. Kunka

Treasurer and Principal Accounting and Financial Officer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Charles P. McQuaid

Vice President

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Secretary

* Mr. Small resigned from the Board effective December 31, 2014.

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at www.columbiamanagement.com under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Columbia Acorn Family of Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C, I, R, R4, R5, Y and Z Shares

Annual Report, December 31, 2014

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

ANN110_12_E01_(02/15) 1122099

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Thomas Goldstein, a member of the registrant’s Board of Trustees and Audit Committee, qualifies as an audit committee financial expert.  Mr. Goldstein is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$319,100	$304,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$57,200	$46,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2014 and December 31, 2013, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$62,900	$59,300

Tax Fees incurred in both fiscal years 2014 and 2013 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2014 and December 31, 2013, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$325,000	$135,000

In both fiscal years 2014 and 2013, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2014 and December 31, 2013 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$445,100	$240,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President

Date	February 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President

Date	February 19, 2015

By (Signature and Title)	/s/ John M. Kunka
John M. Kunka, Treasurer

Date	February 19, 2015